UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2018 through March 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                               Pioneer Strategic
                               Income Fund

--------------------------------------------------------------------------------
                               Semiannual Report | March 31, 2019
--------------------------------------------------------------------------------

                               Ticker Symbols:

                               Class A   PSRAX
                               Class C   PSRCX
                               Class K   STRKX
                               Class R   STIRX
                               Class Y   STRYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                       [LOGO]   Amundi Pioneer
                                ==============
                              ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          82

Notes to Financial Statements                                                 91

Trustees, Officers and Service Providers                                     110

Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 3

Portfolio Management Discussion | 3/31/19

In the following interview, Kenneth J. Taubes, Andrew Feltus, and Jonathan Scott discuss the factors that affected the performance of Pioneer Strategic Income Fund during the six-month period ended March 31, 2019. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, and Mr. Scott, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the six-month period ended March 31, 2019?

A Pioneer Strategic Income Fund's Class A shares returned 2.98% at net asset value during the six-month period ended March 31, 2019, while the Fund's benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned 4.53%. During the same period, the average return of the 337 mutual funds in Morningstar's Multisector Bond Funds category was 2.50%.

Q How would you describe the market environment for fixed-income investments during the six-month period ended March 31, 2019?

A Entering the period, against a strong fundamental backdrop, the focus of the fixed-income markets remained largely on the pace of efforts by the U.S. Federal Reserve (the Fed) to return interest rates to more historically "normal" levels, after several years of keeping rates extremely low. At its late-September 2018 meeting, just prior to the start of the period, the Fed had raised the federal funds rate to 2.25%, while signaling the likelihood of another 25 basis point (0.25%) hike in December. As short-term rates rose and the Treasury yield curve flattened, levels of stress in the credit-sensitive markets began to increase, and high-yield spreads started to widen. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      In mid-December, the Fed met expectations and raised short-term rates by a quarter-point, up to the 2.25% -- 2.50% range, while foreshadowing two additional hikes in 2019. In response, volatility among so-called "risk" assets spiked upward as markets feared that policymakers would "overshoot" on rates during a period characterized by an increasingly uncertain outlook for global economic growth.

4 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

      The 10-year Treasury yield declined from 3.05% to 2.69% over the last three months of 2018, due to a global flight-to-safety trade, as investors became risk-averse. Within high-yield corporates, energy issues were especially hard hit by the market sell-off, as the price of crude oil plummeted due to high levels of supply, driven in part by an unexpected loosening of U.S. sanctions on Iran and concerns that slower global growth would affect demand.

      Risk-oriented assets quickly rebounded in January of 2019, however, as the Fed adopted a less-aggressive, or more "dovish" tone on monetary policy, signaling a likely pause, at least for the time being, on further rate increases. The Fed also announced an early end to its balance-sheet reduction program, which had been in effect since October 2017. The latter move assured that the Fed's holdings of government bonds and mortgage-backed securities (MBS) would remain substantial. Signs of progress on trade matters, a recovery in oil prices, and solid corporate earnings results also helped boost investor sentiment over the final three months of the period. The upward trend continued in February, although the pace of gains moderated. Economic data was softer in March, and so volatility increased. That said, the markets were still positive in March, and spread-tightening across the risk spectrum also continued as Treasury yields moved lower.

      Fixed-income returns were broadly positive over the full six months, as Treasury yields declined and credit-market sentiment snapped back in the first quarter of 2019. Within corporates, investment-grade issues outperformed their high-yield counterparts. Meanwhile, a reduced outlook for higher U.S. interest rates helped sustain positive investor sentiment with respect to emerging markets bonds.

Q What factors affected the Fund's performance relative to the benchmark Bloomberg Barclays Index during the six-month period ended March 31, 2019?

A The Fund's below-benchmark stance with respect to overall portfolio duration and corresponding interest-rate sensitivity was a notable constraint on benchmark-relative performance during the period, as Treasury yields declined in the fourth quarter. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      In addition, the Fund's long exposure to the euro and a trade designed to benefit from any increase in German yields weighed modestly on benchmark-relative performance, as European economic growth rates faltered. We continue to view the disparity between U.S. and German interest rates as likely to narrow, given similar inflation levels in the two economies.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 5

      A modest position in Treasury inflation-protected securities (TIPS) also detracted from the Fund's relative returns as the market's inflation expectations declined in the fourth quarter of 2018. We have maintained the portfolio's exposure to TIPS, both for the incremental income they offer relative to nominal Treasuries, and as a potential buffer to the Fund's returns should signs of an acceleration in inflation emerge. We maintained a substantial underweight to nominal Treasuries relative to the Bloomberg Barclays Index during the period, which was another detractor from the Fund's benchmark-relative results as Treasury yields declined.

      For much of 2018, we gradually lowered the Fund's risk profile due to valuation concerns as spreads narrowed. The Fund's performance for the six-month period benefited from those efforts, which helped to mitigate the impact of the fourth-quarter rout in the credit markets spurred by fears of a hawkish Fed monetary policy. As the Fed shifted to a more relaxed tone at the end of the year, we added risk back into the portfolio by increasing exposure to high-yield securities.

      The Fund's security selection results within credit-oriented segments of the market also added to performance over the six-month period. While returns for high-yield corporates lagged those of both Treasuries and investment-grade corporates, the Fund's exposure to the asset class nonetheless contributed positively to benchmark-relative returns thanks to strong security selection. Within the Fund's allocation to high-yield bonds, defensive utility names Calpine and NRG Energy, which we purchased at attractive valuations, were the leading positive performance contributors. Within investment-grade corporates, our preference for holding bank-issued securities -- due to the regulatory constraints on leverage within the industry -- was rewarded as those positions aided the Fund's benchmark-relative returns. Within the emerging markets, the Fund's performance was enhanced by a position in Russian aluminum producer RUSAL, which saw its bond price rebound as implementation of U.S. sanctions was cancelled in December of 2018. That positive was partly offset by a position in Nostrum Oil & Gas, as the energy producer reported poor results over successive quarters. The Fund's holdings of convertible issues, particularly within health care, generated strong returns as well. In particular, holdings of biotech firm Insmed, which benefited from rapid uptake of its new treatment for a rare lung disease, and biopharmaceuticals firm Alder, which saw promising trial results for its migraine prevention treatment, benefited the Fund's benchmark-relative performance.

6 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

Q Did the Fund have any investments in derivative securities during the six-month period ended March 31, 2019?

A Yes, the Fund did have investments in three types of derivatives: Treasury futures, credit default swaps, and forward foreign currency contracts ("currency forwards"). The exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration in the portfolio, which had a negative effect on the Fund's results. We used the investments in credit default swaps to manage the Fund's exposure to credit-sensitive sectors; the swaps resulted in a positive contribution to relative returns. The Fund's exposure to currency forwards was a technique used to manage the risks in the portfolio's holdings of non-U.S. dollar currencies; the tactic had a positive impact on benchmark-relative results.

Q Did the Fund's distributions* to shareholders change during the six-month period ended March 31, 2019?

A The Fund's distributions decreased slightly over the six-month period, due to declining Treasury yields and narrowing spreads within the credit-oriented areas of the market.

Q     What is your investment outlook?

A In our view, credit fundamentals remain largely supportive, and the outlooks for economic growth and corporate earnings remain positive. Unemployment is low, wages have been trending modestly higher, and consumer balance sheets are sound in aggregate. While expectations for the U.S. economy in 2019 are for a modest 2% to 2.5% growth rate, we believe that should be sufficient to maintain the current fundamentals.

      Risks to the outlook include slowing economic growth overseas. The economies of China and Europe disappointed in 2018, leading to central-bank easing that could help conditions going forward. While the U.S.-China trade dispute does not appear to have weighed heavily on the global economy to date, any adverse development on that front would not be supportive of risk sentiment in the markets. In addition, the run-up to the 2020 U.S. presidential election has the potential to blur the outlook.

      From a technical perspective, high-yield issuance has shown restraint with respect to lower-rated deals in the "CCC" quality range, as well as deals designed to finance large leveraged buyouts or special dividend payments** by corporations. We have become more cautious on investment-grade corporate credit, outside of the banking sector, as valuations within investment grade are now more expensive in the wake of

*     Distributions are not guaranteed.

**    Dividends are not guaranteed.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 7 the first-quarter market rally. In addition, as the use of leverage to finance share buybacks and mergers and acquisitions has risen, so has the risk that companies with debt in the "BBB" quality range could be downgraded to high-yield status. That said, corporate credit continues to receive support from the more accommodative direction of global central banks, and so we are comfortable with a gradual trimming of the Fund's exposure to the asset class.

      On balance, we are most positive on securitized assets. In particular, we view residential MBS as supported by a number of factors. First, housing is in historically short supply, which is helping to drive-up valuations for underlying MBS collateral. In addition, the U.S. consumer is in pretty good shape. More broadly, unlike with the corporate bond sector, the quality of securitized assets is not vulnerable to a cyclical increase in the use of leverage.

      As always, we will utilize intensive research when picking the Fund's investments, with a focus on the underlying fundamentals as well as the risk/reward profile of each individual security.

Please refer to the Schedule of Investments on pages 19-81 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. government.

8 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a predefined "trigger" event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe. Insurance-linked securities may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 9

Portfolio Summary | 3/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           33.6%
Collateralized Mortgage Obligations                                       25.6%
U.S. Government and Agency Obligations                                    16.9%
Asset Backed Securities                                                    9.2%
Senior Secured Floating Rate Loan Interests                                4.9%
Insurance-Linked Securities                                                4.4%
Foreign Government Bonds                                                   3.4%
Convertible Preferred Stocks                                               0.5%
Municipal Bonds                                                            0.5%
Convertible Corporate Bonds                                                0.5%
Supranational Bond                                                         0.2%
Over The Counter (OTC) Currency Put Options Purchased                      0.1%
Preferred Stocks                                                           0.1%
Common Stocks                                                              0.1%
Rights/Warrants                                                            0.0%+
Over The Counter (OTC) Call Options Purchased                              0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                          1.27%
-------------------------------------------------------------------------------------------------------
 2. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                         1.04
-------------------------------------------------------------------------------------------------------
 3. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                                          0.94
-------------------------------------------------------------------------------------------------------
 4. U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                        0.54
-------------------------------------------------------------------------------------------------------
 5. Mexican Bonos, 8.0%, 12/7/23                                                                  0.52
-------------------------------------------------------------------------------------------------------
 6. Fannie Mae, 3.0%, 5/1/49 (TBA)                                                                0.51
-------------------------------------------------------------------------------------------------------
 7. U.S. Treasury Bills, 4/16/19                                                                  0.50
-------------------------------------------------------------------------------------------------------
 8. Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                                         0.48
-------------------------------------------------------------------------------------------------------
 9. Mill City Mortgage Loan Trust, Series 2018-4, Class A1B, 3.5%, 4/25/66 (144A)                 0.48
-------------------------------------------------------------------------------------------------------
10. Towd Point Mortgage Trust, Series 2018-3, Class A2, 3.875%, 5/25/58 (144A)                    0.45
-------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

Prices and Distributions | 3/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                   3/31/19                 9/30/18
--------------------------------------------------------------------------------
         A                       $10.57                  $10.42
--------------------------------------------------------------------------------
         C                       $10.34                  $10.20
--------------------------------------------------------------------------------
         K                       $10.59                  $10.44
--------------------------------------------------------------------------------
         R                       $10.75                  $10.59
--------------------------------------------------------------------------------
         Y                       $10.57                  $10.42
--------------------------------------------------------------------------------

Distributions per Share: 10/1/18-3/31/19
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                  Net Investment      Short-Term       Long-Term        Tax Return
        Class        Income          Capital Gains    Capital Gains     of Capital
-------------------------------------------------------------------------------------
         A          $0.1570              $ --             $ --            $ --
-------------------------------------------------------------------------------------
         C          $0.1215              $ --             $ --            $ --
-------------------------------------------------------------------------------------
         K          $0.1782              $ --             $ --            $ --
-------------------------------------------------------------------------------------
         R          $0.1424              $ --             $ --            $ --
-------------------------------------------------------------------------------------
         Y          $0.1728              $ --             $ --            $ --
-------------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 11

Performance Update | 3/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2019)
---------------------------------------------------
                                     Bloomberg
                Net      Public      Barclays
                Asset    Offering    U.S.
                Value    Price       Universal
Period          (NAV)    (POP)       Index
---------------------------------------------------
10 years        7.00%     6.51%      4.36%
5 years         2.89      1.94       3.00
1 year          2.62     -2.00       4.53
---------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
1.03%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
3/09                  $ 9,550               $10,000
3/10                  $12,682               $11,039
3/11                  $13,940               $11,671
3/12                  $14,610               $12,557
3/13                  $15,902               $13,150
3/14                  $16,294               $13,216
3/15                  $16,796               $13,920
3/16                  $16,682               $14,164
3/17                  $17,888               $14,436
3/18                  $18,305               $14,655
3/19                  $18,784               $15,318

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

Performance Update | 3/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal
Index.

Average Annual Total Returns
(As of March 31, 2019)
---------------------------------------------------
                                       Bloomberg
                                       Barclays
                                       U.S.
               If        If            Universal
Period         Held      Redeemed      Index
---------------------------------------------------
10 years       6.28%     6.28%         4.36%
5 years        2.21      2.21          3.00
1 year         1.95      1.95          4.53
---------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
1.69%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
3/09                  $10,000               $10,000
3/10                  $13,186               $11,039
3/11                  $14,407               $11,671
3/12                  $14,996               $12,557
3/13                  $16,207               $13,150
3/14                  $16,483               $13,216
3/15                  $16,885               $13,920
3/16                  $16,642               $14,164
3/17                  $17,740               $14,436
3/18                  $18,032               $14,655
3/19                  $18,384               $15,318

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 13

Performance Update | 3/31/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal
Index.

Average Annual Total Returns
(As of March 31, 2019)
---------------------------------------------------
                                    Bloomberg
                     Net            Barclays
                     Asset          U.S.
                     Value          Universal
Period               (NAV)          Index
---------------------------------------------------
10 years             7.30%          4.36%
5 years              3.34           3.00
1 year               3.04           4.53
---------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
0.62%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
3/09                  $ 5,000,000           $5,000,000
3/10                  $ 6,639,892           $5,519,293
3/11                  $ 7,298,541           $5,835,617
3/12                  $ 7,649,333           $6,278,580
3/13                  $ 8,341,292           $6,574,860
3/14                  $ 8,578,751           $6,608,097
3/15                  $ 8,887,129           $6,959,992
3/16                  $ 8,866,319           $7,082,116
3/17                  $ 9,547,205           $7,217,919
3/18                  $ 9,812,808           $7,327,391
3/19                  $10,111,133           $7,659,248

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

Performance Update | 3/31/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal
Index.

Average Annual Total Returns
(As of March 31, 2019)
---------------------------------------------------
                                       Bloomberg
                      Net              Barclays
                      Asset            U.S.
                      Value            Universal
Period                (NAV)            Index
---------------------------------------------------
10 years              6.67%            4.36%
5 years               2.56             3.00
1 year                2.38             4.53
---------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
1.34%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
3/09                  $10,000               $10,000
3/10                  $13,247               $11,039
3/11                  $14,533               $11,671
3/12                  $15,176               $12,557
3/13                  $16,465               $13,150
3/14                  $16,806               $13,216
3/15                  $17,264               $13,920
3/16                  $17,085               $14,164
3/17                  $18,259               $14,436
3/18                  $18,623               $14,655
3/19                  $19,067               $15,318

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 15

Performance Update | 3/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal
Index.

Average Annual Total Returns
(As of March 31, 2019)
---------------------------------------------------
                                     Bloomberg
                      Net            Barclays
                      Asset          U.S.
                      Value          Universal
Period                (NAV)          Index
---------------------------------------------------
10 years              7.33%          4.36%
5 years               3.23           3.00
1 year                2.94           4.53
---------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
0.72%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
3/09                  $ 5,000,000           $5,000,000
3/10                  $ 6,660,046           $5,519,293
3/11                  $ 7,348,512           $5,835,617
3/12                  $ 7,719,926           $6,278,580
3/13                  $ 8,429,148           $6,574,860
3/14                  $ 8,654,845           $6,608,097
3/15                  $ 8,956,870           $6,959,992
3/16                  $ 8,915,949           $7,082,116
3/17                  $ 9,598,972           $7,217,919
3/18                  $ 9,854,957           $7,327,391
3/19                  $10,144,862           $7,659,248

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from October 1, 2018, through March 31, 2019.

-----------------------------------------------------------------------------------------------
Share Class                         A            C            K            R            Y
-----------------------------------------------------------------------------------------------
Beginning Account               $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 10/1/18
-----------------------------------------------------------------------------------------------
Ending Account                  $1,029.80    $1,025.90    $1,031.90    $1,028.90    $1,031.40
Value (after expenses)
on 3/31/19
-----------------------------------------------------------------------------------------------
Expenses Paid                   $    5.36    $    8.64    $    3.14    $    6.88    $    3.75
During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.71%, 0.62%, 1.36%, and 0.74% for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2018, through March 31, 2019.

-----------------------------------------------------------------------------------------------
Share Class                         A            C            K            R            Y
-----------------------------------------------------------------------------------------------
Beginning Account               $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 10/1/18
-----------------------------------------------------------------------------------------------
Ending Account                  $1,019.65    $1,016.40    $1,021.84    $1,018.15    $1,021.24
Value (after expenses)
on 3/31/19
-----------------------------------------------------------------------------------------------
Expenses Paid                   $    5.34    $    8.60    $    3.13    $    6.84    $    3.73
During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.71%, 0.62%, 1.36%, and 0.74% for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

Schedule of Investments | 3/31/19 (unaudited)

--------------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                           Value
--------------------------------------------------------------------------------------------------------------------------------
                                       UNAFFILIATED ISSUERS -- 99.3%
                                       COMMON STOCKS -- 0.1% of Net Assets
                                       Household Durables -- 0.0%+
          1,018,282(a)                 Desarrolladora Homex SAB de CV                                            $        7,867
                                                                                                                 --------------
                                       Total Household Durables                                                  $        7,867
-------------------------------------------------------------------------------------------------------------------------------
                                       Oil, Gas & Consumable Fuels -- 0.1%
          1,880,020(a)                 ANR, Inc.                                                                 $       26,320
          9,565,478^(a)                Ascent CNR Corp.                                                               2,056,578
             39,368                    Frontera Energy Corp.                                                           337,017
                                                                                                                 --------------
                                       Total Oil, Gas & Consumable Fuels                                         $    2,419,915
-------------------------------------------------------------------------------------------------------------------------------
                                       Paper & Forest Products -- 0.0%+
            162,828                    Emerald Plantation Holdings, Ltd.                                         $       16,283
                                                                                                                 --------------
                                       Total Paper & Forest Products                                             $       16,283
-------------------------------------------------------------------------------------------------------------------------------
                                       Specialty Retail -- 0.0%+
            111,548^(a)                Targus Cayman SubCo., Ltd.                                                $     232,020
                                                                                                                 --------------
                                       Total Specialty Retail                                                    $     232,020
-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $4,701,309)                                                         $    2,676,085
-------------------------------------------------------------------------------------------------------------------------------
                                       CONVERTIBLE PREFERRED STOCKS --
                                       0.5% of Net Assets
                                       Banks -- 0.5%
              9,399(b)                 Bank of America Corp., 7.25%                                              $   12,236,276
              9,370(b)                 Wells Fargo & Co., 7.5%                                                       12,109,320
                                                                                                                 --------------
                                       Total Banks                                                               $   24,345,596
-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL CONVERTIBLE PREFERRED STOCKS
                                       (Cost $20,661,875)                                                        $   24,345,596
-------------------------------------------------------------------------------------------------------------------------------
                                       PREFERRED STOCK -- 0.1% of Net Assets
                                       Equity Real Estate Investment Trusts (REITs) -- 0.1%
              3,250(b)                 Firstar Realty LLC, 8.875% (144A)                                         $    3,705,000
                                                                                                                 --------------
                                       Total Equity Real Estate Investment Trusts (REITs)                        $    3,705,000
-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL PREFERRED STOCK
                                       (Cost $4,200,625)                                                         $    3,705,000
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       ASSET BACKED SECURITIES --
                                       9.1% of Net Assets
            500,000                    321 Henderson Receivables III LLC, Series 2008-1A,
                                       Class C, 9.36%, 1/15/48 (144A)                                            $      600,585
            500,000                    321 Henderson Receivables III LLC, Series 2008-1A,
                                       Class D, 10.81%, 1/15/50 (144A)                                                  609,708
          1,845,289                    Accelerated Assets LLC, Series 2018-1, Class B, 4.51%,
                                       12/2/33 (144A)                                                                 1,863,978
          2,177,825                    Accelerated Assets LLC, Series 2018-1, Class C, 6.65%,
                                       12/2/33 (144A)                                                                 2,228,092
          3,998,000                    Access Point Funding I LLC, Series 2017-A, Class B,
                                       3.97%, 4/15/29 (144A)                                                          4,006,880
          6,875,963                    Applebee's Funding LLC/IHOP Funding LLC, Series
                                       2014-1, Class A2, 4.277%, 9/5/44 (144A)                                        6,904,758
            575,000                    Ascentium Equipment Receivables Trust, Series
                                       2016-2A, Class E, 6.79%, 10/10/24 (144A)                                         592,072
          1,300,000                    Ascentium Equipment Receivables Trust, Series
                                       2018-1A, Class D, 3.99%, 12/11/23 (144A)                                       1,321,903
            545,000                    Ascentium Equipment Receivables Trust, Series
                                       2018-1A, Class E, 5.36%, 3/10/25 (144A)                                          559,108
            300,000                    Avid Automobile Receivables Trust, Series 2018-1,
                                       Class C, 5.13%, 2/18/25 (144A)                                                   299,674
            749,930                    AXIS Equipment Finance Receivables IV LLC, Series
                                       2016-1A, Class D, 4.67%, 3/20/22 (144A)                                          753,768
            750,000                    AXIS Equipment Finance Receivables IV LLC, Series
                                       2018-1A, Class E, 5.36%, 4/22/24 (144A)                                          757,943
            899,999                    AXIS Equipment Finance Receivables IV LLC, Series
                                       2018-1A, Class F, 7.3%, 5/20/26 (144A)                                           904,603
          1,513,000                    AXIS Equipment Finance Receivables VI LLC, Series
                                       2018-2A, Class E, 5.45%, 11/20/23 (144A)                                       1,544,334
            500,000                    BCC Funding XIII LLC, Series 2016-1, Class E, 6.0%,
                                       11/20/22 (144A)                                                                  508,456
          1,550,000                    BCC Funding XIV LLC, Series 2018-1A, Class D, 4.61%,
                                       8/21/23 (144A)                                                                 1,572,747
          9,297,671                    Cazenovia Creek Funding II LLC, Series 2018-1A,
                                       Class A, 3.561%, 7/15/30 (144A)                                                9,278,550
          1,400,000                    CIG Auto Receivables Trust, Series 2017-1A, Class C,
                                       5.33%, 12/16/24 (144A)                                                         1,407,471
            996,877                    Commonbond Student Loan Trust, Series 2017-BGS,
                                       Class C, 4.44%, 9/25/42 (144A)                                                   986,879
          2,138,730                    Conn's Receivables Funding LLC, Series 2017-B,
                                       Class B, 4.52%, 4/15/21 (144A)                                                 2,145,796
          1,386,631                    Conn's Receivables Funding LLC, Series 2018-A,
                                       Class B, 4.65%, 1/15/23 (144A)                                                 1,393,888
            467,422(c)                 Drug Royalty II LP 2, Series 2014-1, Class A1, 5.637%
                                       (3 Month USD LIBOR + 285 bps), 7/15/23 (144A)                                    469,776
            146,330                    Drug Royalty III LP 1, Series 2017-1A, Class A2, 3.6%,
                                       4/15/27 (144A)                                                                   145,514

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       ASSET BACKED SECURITIES -- (continued)
          1,195,691                    Elm Trust, Series 2016-1A, Class A2, 4.163%,
                                       6/20/25 (144A)                                                            $    1,196,856
            500,000                    Elm Trust, Series 2018-2A, Class B, 5.584%,
                                       10/20/27 (144A)                                                                  505,291
          2,000,000                    Engs Commercial Finance Trust, Series 2016-1A,
                                       Class D, 5.22%, 1/22/24 (144A)                                                 1,970,545
            600,000                    Engs Commercial Finance Trust, Series 2018-1A,
                                       Class D, 4.69%, 6/22/23 (144A)                                                   610,286
          1,895,000(d)                 Finance of America Structured Securities Trust, Series
                                       2018-HB1, Class M4, 5.234%, 9/25/28 (144A)                                     1,890,262
          9,320,000(d)                 Finance of America Structured Securities Trust, Series
                                       2019-A, Class JR2, 0.0%, 3/25/69                                               9,409,835
          5,500,000                    Four Seas LP, Series 2017-1A, Class A2, 5.927%,
                                       8/28/27 (144A)                                                                 5,426,738
            450,000                    Foursight Capital Automobile Receivables Trust, Series
                                       2018-1, Class E, 5.56%, 1/16/24 (144A)                                           463,760
          1,000,000                    Foursight Capital Automobile Receivables Trust, Series
                                       2018-2, Class F, 6.48%, 6/15/26 (144A)                                         1,023,225
            233,511(e)                 GMAT Trust, Series 2013-1A, Class A, 6.967%,
                                       11/25/43 (144A)                                                                  233,644
            512,154(d)                 Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%,
                                       3/17/31 (144A)                                                                   508,481
          5,193,900                    Hardee's Funding LLC, Series 2018-1A, Class A2II,
                                       4.959%, 6/20/48 (144A)                                                         5,456,036
          3,500,000(c)                 Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                                       5.993% (1 Month USD LIBOR + 350 bps),
                                       4/10/30 (144A)                                                                 3,508,744
          2,000,000                    Hertz Fleet Lease Funding LP, Series 2018-1, Class E,
                                       5.55%, 5/10/32 (144A)                                                          2,016,133
         12,558,000                    HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
                                       8/20/44 (144A)                                                                12,494,205
          4,231,900                    Icon Brand Holdings LLC, Series 2012-1A, Class A,
                                       4.229%, 1/25/43 (144A)                                                         2,848,756
          1,056,236                    JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%,
                                       12/15/48 (144A)                                                                1,077,252
          6,450,000                    Kabbage Funding LLC, Series 2019-1, Class C, 4.611%,
                                       3/15/24 (144A)                                                                 6,495,274
          1,250,000                    Marlette Funding Trust, Series 2019-1A, Class C,
                                       4.42%, 4/16/29 (144A)                                                          1,262,383
         12,896,722(d)                 Mill City Mortgage Loan Trust, Series 2018-2, Class M1,
                                       3.75%, 5/25/58 (144A)                                                         12,765,736
          8,923,891(d)                 Mill City Mortgage Loan Trust, Series 2018-3, Class M2,
                                       3.25%, 8/25/58 (144A)                                                          8,349,080
         21,925,000(d)                 Mill City Mortgage Loan Trust, Series 2018-4, Class A1B,
                                       3.5%, 4/25/66 (144A)                                                          21,834,882
          3,140,000(d)                 Nationstar HECM Loan Trust, Series 2017-2A, Class M2,
                                       3.967%, 9/25/27 (144A)                                                         3,134,113

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 21

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       ASSET BACKED SECURITIES -- (continued)
          1,750,000(d)                 Nationstar HECM Loan Trust, Series 2018-1A,
                                       Class M5, 6.0%, 2/25/28 (144A)                                            $    1,720,250
          1,125,662(c)                 Newtek Small Business Loan Trust, Series 2017-1,
                                       Class B, 5.486% (1 Month USD LIBOR + 300 bps),
                                       2/15/43 (144A)                                                                 1,131,966
            972,515                    Oxford Finance Funding LLC, Series 2016-1A, Class A,
                                       3.968%, 6/17/24 (144A)                                                           976,851
          4,000,000                    Progress Residential Trust, Series 2015-SFR2, Class F,
                                       5.069%, 6/12/32 (144A)                                                         4,000,948
          3,000,000                    Progress Residential Trust, Series 2018-SFR2, Class A,
                                       3.712%, 8/17/35 (144A)                                                         3,047,570
          3,430,000                    Progress Residential Trust, Series 2018-SFR2, Class E,
                                       4.656%, 8/17/35 (144A)                                                         3,485,656
          4,770,000                    Progress Residential Trust, Series 2018-SFR3, Class F,
                                       5.368%, 10/17/35 (144A)                                                        4,842,699
          2,500,000                    Purchasing Power Funding LLC, Series 2018-A, Class A,
                                       3.34%, 8/15/22 (144A)                                                          2,498,409
          1,500,000                    Rosy, Series 2018-1, Class A1, 6.25%,
                                       12/15/25 (144A)                                                                1,500,000
          6,890,000                    Santander Drive Auto Receivables Trust, Series 2018-4,
                                       Class C, 3.56%, 7/15/24                                                        6,956,583
          2,250,000                    SCF Equipment Leasing LLC, Series 2018-1A, Class C,
                                       4.21%, 4/20/27 (144A)                                                          2,322,080
          8,200,000                    Sierra Timeshare Receivables Funding LLC, Series
                                       2019-1A, Class D, 4.75%, 1/20/36 (144A)                                        8,244,343
          4,116,298                    Spirit Master Funding LLC, Series 2014-4A, Class A2,
                                       4.629%, 1/20/45 (144A)                                                         4,209,453
          2,941,250                    STORE Master Funding I LLC, Series 2015-1A, Class A1,
                                       3.75%, 4/20/45 (144A)                                                          2,951,212
            986,000                    Tidewater Auto Receivables Trust, Series 2018-AA,
                                       Class E, 5.48%, 10/15/26 (144A)                                                  998,527
          6,900,000(d)                 Towd Point Mortgage Trust, Series 2015-5, Class M1,
                                       3.5%, 5/25/55 (144A)                                                           6,922,076
          5,320,000(d)                 Towd Point Mortgage Trust, Series 2015-6, Class M2,
                                       3.75%, 4/25/55 (144A)                                                          5,355,555
          8,850,000(d)                 Towd Point Mortgage Trust, Series 2017-3, Class M2,
                                       3.75%, 7/25/57 (144A)                                                          8,749,179
         19,990,000(d)                 Towd Point Mortgage Trust, Series 2017-4, Class A2,
                                       3.0%, 6/25/57 (144A)                                                          18,970,604
         19,400,000(d)                 Towd Point Mortgage Trust, Series 2017-6, Class A2,
                                       3.0%, 10/25/57 (144A)                                                         18,602,476
         20,235,000(d)                 Towd Point Mortgage Trust, Series 2017-6, Class M1,
                                       3.25%, 10/25/57 (144A)                                                        19,296,228
         12,400,000(d)                 Towd Point Mortgage Trust, Series 2018-2, Class A2,
                                       3.5%, 3/25/58 (144A)                                                          12,200,551
         20,775,000(d)                 Towd Point Mortgage Trust, Series 2018-3, Class A2,
                                       3.875%, 5/25/58 (144A)                                                        20,411,438

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       ASSET BACKED SECURITIES -- (continued)
          8,812,246(d)                 Towd Point Mortgage Trust, Series 2018-4, Class A1,
                                       3.0%, 6/25/58 (144A)                                                      $    8,714,504
         13,425,000(d)                 Towd Point Mortgage Trust, Series 2018-5, Class A1B,
                                       3.25%, 7/25/58 (144A)                                                         13,003,572
          9,500,000(d)                 Towd Point Mortgage Trust, Series 2018-SJ1, Class A2,
                                       4.25%, 10/25/58 (144A)                                                         9,559,889
         11,800,000(d)                 Towd Point Mortgage Trust, Series 2019-1, Class A2,
                                       3.75%, 3/25/58 (144A)                                                         11,569,882
         15,150,000(d)                 Towd Point Mortgage Trust, Series 2019-2, Class A2,
                                       3.75%, 12/25/58 (144A)                                                        14,851,174
         19,178,383(c)                 Towd Point Mortgage Trust, Series 2019-HY1, Class A1,
                                       3.486% (1 Month USD LIBOR + 100 bps),
                                       10/25/48 (144A)                                                               19,178,364
          2,153,143(c)                 Trafigura Securitisation Finance Plc, Series 2017-1A,
                                       Class B, 4.184% (1 Month USD LIBOR + 170 bps),
                                       12/15/20 (144A)                                                                2,161,131
          1,500,000                    Tricon American Homes Trust, Series 2017-SFR2,
                                       Class D, 3.672%, 1/17/36 (144A)                                                1,485,519
          2,580,000                    Tricon American Homes Trust, Series 2017-SFR2,
                                       Class E, 4.216%, 1/17/36 (144A)                                                2,577,011
          2,275,544                    Westgate Resorts LLC, Series 2016-1A, Class B, 4.5%,
                                       12/20/28 (144A)                                                                2,266,390
            777,850                    Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%,
                                       12/20/30 (144A)                                                                  777,063
          6,882,293                    Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
                                       12/20/31 (144A)                                                                6,904,531
          2,170,000                    Westlake Automobile Receivables Trust, Series
                                       2018-2A, Class D, 4.0%, 1/16/24 (144A)                                         2,195,904
          2,380,000                    Westlake Automobile Receivables Trust, Series
                                       2018-3A, Class B, 3.32%, 10/16/23 (144A)                                       2,387,493
          6,400,000                    Westlake Automobile Receivables Trust, Series
                                       2018-3A, Class C, 3.61%, 10/16/23 (144A)                                       6,456,763
          3,850,000                    Westlake Automobile Receivables Trust, Series
                                       2018-3A, Class E, 4.9%, 12/15/23 (144A)                                        3,915,099
          3,100,000                    WRG Debt Funding II LLC, Series 2017-1, Class A,
                                       4.458%, 3/15/26 (144A)                                                         3,101,938
          3,500,000                    WRG Debt Funding II LLC, Series 2017-1, Class B,
                                       5.926%, 3/15/26 (144A)                                                         3,539,648
-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL ASSET BACKED SECURITIES
                                       (Cost $417,198,385)                                                       $  419,378,529
-------------------------------------------------------------------------------------------------------------------------------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                                       25.3% of Net Assets
          4,109,165(d)                 Agate Bay Mortgage Trust, Series 2013-1, Class A1,
                                       3.5%, 7/25/43 (144A)                                                      $    4,109,179
          3,412,767(d)                 Agate Bay Mortgage Trust, Series 2014-3, Class B4,
                                       3.822%, 11/25/44 (144A)                                                        3,414,531

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 23

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                                       (continued)
       6,055,052(d)                    Agate Bay Mortgage Trust, Series 2015-1, Class A13,
                                       3.5%, 1/25/45 (144A)                                                       $   6,003,220
       2,534,761(d)                    Agate Bay Mortgage Trust, Series 2015-1, Class B4,
                                       3.816%, 1/25/45 (144A)                                                         2,345,354
       2,791,231(d)                    Agate Bay Mortgage Trust, Series 2015-2, Class B3,
                                       3.726%, 3/25/45 (144A)                                                         2,693,300
       2,945,778(d)                    Agate Bay Mortgage Trust, Series 2015-6, Class B3,
                                       3.611%, 9/25/45 (144A)                                                         2,835,691
       2,344,163(d)                    Agate Bay Mortgage Trust, Series 2016-3, Class B3,
                                       3.83%, 8/25/46 (144A)                                                          2,276,662
       2,500,000                       American Homes 4 Rent Trust, Series 2014-SFR2,
                                       Class D, 5.149%, 10/17/36 (144A)                                               2,648,244
       5,000,000                       American Homes 4 Rent Trust, Series 2014-SFR3,
                                       Class C, 4.596%, 12/17/36 (144A)                                               5,194,817
       4,100,000                       American Homes 4 Rent Trust, Series 2014-SFR3,
                                       Class D, 5.04%, 12/17/36 (144A)                                                4,326,732
       2,950,000                       American Homes 4 Rent Trust, Series 2015-SFR1,
                                       Class C, 4.11%, 4/17/52 (144A)                                                 2,993,643
       4,629,000(d)                    Angel Oak Mortgage Trust I LLC, Series 2019-1,
                                       Class B1, 5.4%, 11/25/48 (144A)                                                4,751,973
       4,460,000(d)                    Angel Oak Mortgage Trust I LLC, Series 2019-2,
                                       Class B1, 5.016%, 3/25/49 (144A)                                               4,508,215
       1,054,000(d)                    B2R Mortgage Trust, Series 2015-1, Class D, 4.831%,
                                       5/15/48 (144A)                                                                 1,046,013
       3,500,000                       Banc of America Commercial Mortgage Trust, Series
                                       2017-BNK3, Class A4, 3.574%, 2/15/50                                           3,588,554
       5,000,000(d)                    BANK, Series 2017-BNK8, Class B, 3.931%, 11/15/50                              5,129,163
      10,585,903(e)(f)                 Bayview Commercial Asset Trust, Series 2007-2A,
                                       Class IO, 0.0%, 7/25/37 (144A)                                                         1
       7,050,000(d)                    Bayview Opportunity Master Fund IVa Trust, Series
                                       2017-RT5, Class B1, 4.0%, 5/28/69 (144A)                                       7,245,114
       4,670,000(d)                    Bayview Opportunity Master Fund IVa Trust, Series
                                       2017-SPL5, Class B1, 4.0%, 6/28/57 (144A)                                      4,784,300
       2,950,000(d)                    Bayview Opportunity Master Fund IVa Trust, Series
                                       2017-SPL5, Class B2, 4.5%, 6/28/57 (144A)                                      3,110,308
       3,005,092(d)                    Bayview Opportunity Master Fund IVb Trust, Series
                                       2017-SPL2, Class A, 4.0%, 6/28/54 (144A)                                       3,052,488
       4,400,000(d)                    Bayview Opportunity Master Fund IVb Trust, Series
                                       2017-SPL3, Class B1, 4.25%, 11/28/53 (144A)                                    4,545,170
       1,700,000(d)                    Bayview Opportunity Master Fund IVb Trust, Series
                                       2017-SPL3, Class B2, 4.75%, 11/28/53 (144A)                                    1,737,944
       2,120,000(c)                    Bellemeade Re, Ltd., Series 2019-1A, Class B1,
                                       6.484% (1 Month USD LIBOR + 400 bps),
                                       3/25/29 (144A)                                                                 2,120,000
       3,550,000(c)                    Bellemeade Re, Ltd., Series 2019-1A, Class M2,
                                       5.184% (1 Month USD LIBOR + 270 bps),
                                       3/25/29 (144A)                                                                 3,550,000

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                                       (continued)
          4,500,000                    Benchmark Mortgage Trust, Series 2018-B5, Class A3,
                                       3.944%, 7/15/51                                                            $   4,748,893
          4,700,000                    Benchmark Mortgage Trust, Series 2018-B6, Class A3,
                                       3.995%, 10/10/51                                                               4,986,278
          5,000,000(c)                 BTH-13 Mortgage Backed Securities Trust, Series
                                       2018-13, Class A, 4.989% (1 Month USD LIBOR +
                                       250 bps), 8/18/21 (144A)                                                       5,002,956
          4,000,000                    Caesars Palace Las Vegas Trust, Series 2017-VICI,
                                       Class C, 4.138%, 10/15/34 (144A)                                               4,107,917
          4,100,000(d)                 CCRESG Commercial Mortgage Trust, Series 2016-HEAT,
                                       Class E, 5.488%, 4/10/29 (144A)                                                4,132,276
          3,810,000                    CD Mortgage Trust, Series 2018-CD7, Class A3,
                                       4.013%, 8/15/51                                                                4,051,205
          4,250,000                    CFCRE Commercial Mortgage Trust, Series 2016-C3,
                                       Class A2, 3.597%, 1/10/48                                                      4,352,074
          2,500,000                    CFCRE Commercial Mortgage Trust, Series 2018-TAN,
                                       Class D, 6.099%, 2/15/33 (144A)                                                2,587,717
          6,720,000(d)                 CIM Trust, Series 2017-7, Class M2, 4.0%,
                                       4/25/57 (144A)                                                                 6,976,191
          4,181,115                    Citigroup Commercial Mortgage Trust, Series
                                       2015-GC27, Class A5, 3.137%, 2/10/48                                           4,201,720
          3,500,000                    Citigroup Commercial Mortgage Trust, Series 2018-B2,
                                       Class A3, 3.744%, 3/10/51                                                      3,637,809
          2,185,906(d)                 Citigroup Mortgage Loan Trust, Series 2013-J1,
                                       Class B4, 3.539%, 10/25/43 (144A)                                              2,145,479
          6,700,000(d)                 Citigroup Mortgage Loan Trust, Series 2018-RP3,
                                       Class M1, 3.25%, 3/25/61 (144A)                                                6,241,469
          2,090,234                    Colony American Finance, Ltd., Series 2015-1, Class A,
                                       2.896%, 10/15/47 (144A)                                                        2,082,276
          4,000,000(e)                 Colony American Finance, Ltd., Series 2016-1, Class D,
                                       5.972%, 6/15/48 (144A)                                                         4,052,698
          2,000,000                    COMM Mortgage Trust, Series 2012-CR2, Class AM,
                                       3.791%, 8/15/45                                                                2,053,349
          5,489,182                    COMM Mortgage Trust, Series 2012-CR3, Class A3,
                                       2.822%, 10/15/45                                                               5,462,301
          3,421,622                    COMM Mortgage Trust, Series 2012-CR4, Class AM,
                                       3.251%, 10/15/45                                                               3,380,030
          2,531,000(d)                 COMM Mortgage Trust, Series 2013-CR11, Class C,
                                       5.137%, 8/10/50 (144A)                                                         2,636,477
          5,000,000                    COMM Mortgage Trust, Series 2013-LC6, Class A4,
                                       2.941%, 1/10/46                                                                5,026,946
          1,750,000(d)                 COMM Mortgage Trust, Series 2014-CR16, Class C,
                                       4.922%, 4/10/47                                                                1,831,007
          7,000,000                    COMM Mortgage Trust, Series 2014-UBS3, Class A3,
                                       3.546%, 6/10/47                                                                7,200,525
          4,000,000                    COMM Mortgage Trust, Series 2015-3BP, Class A,
                                       3.178%, 2/10/35 (144A)                                                         4,041,404

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 25

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                                       (continued)
          9,500,000(d)                 COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                                       3.685%, 5/10/48 (144A)                                                    $    9,469,690
          2,484,000(d)                 COMM Mortgage Trust, Series 2015-CR24, Class D,
                                       3.463%, 8/10/48                                                                2,173,594
          1,000,000(d)                 COMM Mortgage Trust, Series 2015-CR25, Class B,
                                       4.544%, 8/10/48                                                                1,043,044
          5,227,225(d)                 COMM Mortgage Trust, Series 2015-DC1, Class B,
                                       4.035%, 2/10/48                                                                5,286,218
          4,225,000(d)                 COMM Mortgage Trust, Series 2015-PC1, Class B,
                                       4.44%, 7/10/50                                                                 4,347,577
          2,407,017                    Commercial Mortgage Pass Through Certificates, Series
                                       2016-CR28, Class AHR, 3.651%, 2/10/49                                          2,451,817
         10,620,000(c)                 Connecticut Avenue Securities Trust, Series 2019-R01,
                                       Class 2M2, 4.936% (1 Month USD LIBOR +
                                       245 bps), 7/25/31 (144A)                                                      10,633,281
          6,600,000(c)                 Connecticut Avenue Securities Trust, Series 2019-R02,
                                       Class 1B1, 6.636% (1 Month USD LIBOR + 415 bps),
                                       8/25/31 (144A)                                                                 6,627,663
          1,800,000(c)                 Connecticut Avenue Securities Trust, Series 2019-R02,
                                       Class 1M2, 4.786% (1 Month USD LIBOR + 230 bps),
                                       8/25/31 (144A)                                                                 1,811,768
          4,083,017(d)                 CSAIL Commercial Mortgage Trust, Series 2015-C1,
                                       Class C, 4.296%, 4/15/50                                                       4,134,550
          6,000,000(d)                 CSAIL Commercial Mortgage Trust, Series 2015-C4,
                                       Class B, 4.332%, 11/15/48                                                      6,210,466
          5,150,000(d)                 CSAIL Commercial Mortgage Trust, Series 2015-C4,
                                       Class D, 3.582%, 11/15/48                                                      4,701,800
          3,000,000                    CSAIL Commercial Mortgage Trust, Series 2016-C6,
                                       Class A5, 3.09%, 1/15/49                                                       2,983,167
          1,239,012(d)                 CSFB Mortgage-Backed Pass-Through Certificates,
                                       Series 2003-17, Class B1, 5.5%, 6/25/33                                          808,465
          3,352,478(d)                 CSMC Trust, Series 2013-6, Class B4, 3.32%,
                                       8/25/43 (144A)                                                                 3,293,309
          2,217,133(d)                 CSMC Trust, Series 2013-7, Class A11, 3.5%,
                                       8/25/43 (144A)                                                                 2,213,677
          2,910,743(d)                 CSMC Trust, Series 2013-7, Class B4, 3.576%,
                                       8/25/43 (144A)                                                                 2,854,536
          2,388,370(d)                 CSMC Trust, Series 2013-IVR1, Class B4, 3.468%,
                                       3/25/43 (144A)                                                                 2,333,655
          2,341,806(d)                 CSMC Trust, Series 2013-IVR2, Class A2, 3.0%,
                                       4/25/43 (144A)                                                                 2,297,394
          2,025,625(d)                 CSMC Trust, Series 2013-IVR3, Class B1, 3.455%,
                                       5/25/43 (144A)                                                                 2,044,480
          2,716,117(d)                 CSMC Trust, Series 2013-IVR4, Class B4, 3.484%,
                                       7/25/43 (144A)                                                                 2,686,394
          1,657,378(d)                 CSMC Trust, Series 2013-TH1, Class B4, 3.632%,
                                       2/25/43 (144A)                                                                 1,630,086

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                                       (continued)
          2,620,086(d)                 CSMC Trust, Series 2014-IVR2, Class B4, 3.763%,
                                       4/25/44 (144A)                                                            $    2,550,820
          4,052,626(d)                 CSMC Trust, Series 2014-OAK1, Class B4, 3.736%,
                                       11/25/44 (144A)                                                                4,054,549
            818,768(d)                 CSMC Trust, Series 2015-1, Class B4, 3.945%,
                                       1/25/45 (144A)                                                                   792,414
          3,890,555(d)                 CSMC Trust, Series 2015-2, Class B4, 3.935%,
                                       2/25/45 (144A)                                                                 3,929,628
          2,044,049(d)                 CSMC Trust, Series 2015-3, Class B4, 3.935%,
                                       3/25/45 (144A)                                                                 2,037,336
          8,867,107(d)                 CSMC Trust, Series 2017-HL2, Class A1, 3.5%,
                                       10/25/47 (144A)                                                                8,831,670
         19,242,226(d)                 CSMC Trust, Series 2019-RPL1, Class A1A, 3.65%,
                                       7/25/58 (144A)                                                                19,235,652
          2,782,500(d)                 CSMLT Trust, Series 2015-1, Class B4, 3.885%,
                                       5/25/45 (144A)                                                                 2,743,608
          2,547,775(d)                 CSMLT Trust, Series 2015-2, Class B4, 3.905%,
                                       8/25/45 (144A)                                                                 2,327,205
          1,176,108(d)                 Deephaven Residential Mortgage Trust, Series 2018-1A,
                                       Class A2, 3.027%, 12/25/57 (144A)                                              1,171,826
          8,929,329(d)                 EverBank Mortgage Loan Trust, Series 2013-1, Class A2,
                                       2.5%, 3/25/43 (144A)                                                           8,564,981
          9,366,944(c)                 Fannie Mae Connecticut Avenue Securities, Series
                                       2018-C05, Class 1M1, 3.206% (1 Month USD LIBOR +
                                       72 bps), 1/25/31                                                               9,364,596
          1,016,906                    Federal National Mortgage Association REMICS, Series
                                       2009-36, Class HX, 4.5%, 6/25/29                                               1,051,464
          9,774,120                    Finance of America Structured Securities Trust, Series
                                       2018-A, Class JR2, 2.0%, 12/26/68                                              9,871,861
          1,912,563(d)                 FirstKey Mortgage Trust, Series 2014-1, Class B4,
                                       4.013%, 11/25/44 (144A)                                                        1,913,292
          7,722,089(d)                 Flagstar Mortgage Trust, Series 2017-2, Class A13,
                                       3.5%, 10/25/47 (144A)                                                          7,684,533
         12,219,583(d)                 Flagstar Mortgage Trust, Series 2018-1, Class A13,
                                       3.5%, 3/25/48 (144A)                                                          12,012,867
         18,887,541(d)                 Flagstar Mortgage Trust, Series 2018-2, Class A14,
                                       3.5%, 4/25/48 (144A)                                                          18,452,612
          6,533,298(d)                 Flagstar Mortgage Trust, Series 2018-2, Class B2,
                                       4.073%, 4/25/48 (144A)                                                         6,420,632
          8,555,230(d)                 Flagstar Mortgage Trust, Series 2018-3INV, Class A3,
                                       4.0%, 5/25/48 (144A)                                                           8,643,335
          5,621,955(d)                 Flagstar Mortgage Trust, Series 2018-3INV, Class B2,
                                       4.517%, 5/25/48 (144A)                                                         5,834,262
         10,524,410(c)(f)              FNMA REMICS, Series 2012-14, Class SP, 4.065%
                                       (1 Month USD LIBOR + 655 bps), 8/25/41                                         1,531,043
         41,871,985(c)(f)              Freddie Mac REMICS, Series 4087, Class SB, 3.546%
                                       (1 Month USD LIBOR + 603 bps), 7/15/42                                         7,212,855

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 27

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                                       (continued)
         11,727,887(c)(f)              Freddie Mac REMICS, Series 4091, Class SH, 4.066%
                                       (1 Month USD LIBOR + 655 bps), 8/15/42                                    $    2,474,124
          6,800,000(c)                 Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2,
                                       4.786% (1 Month USD LIBOR + 230 bps),
                                       10/25/48 (144A)                                                                6,724,474
          8,080,000(c)                 Freddie Mac Stacr Trust, Series 2019-DNA2, Class B2,
                                       0.0% (1 Month USD LIBOR + 1,050 bps),
                                       3/25/49 (144A)                                                                 8,197,562
          3,000,000(c)                 Freddie Mac Stacr Trust, Series 2019-HQA1, Class B1,
                                       6.886% (1 Month USD LIBOR + 440 bps),
                                       2/25/49 (144A)                                                                 3,005,647
          6,700,000(c)                 Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
                                       14.736% (1 Month USD LIBOR + 1,225 bps),
                                       2/25/49 (144A)                                                                 7,026,391
          7,640,000(c)                 Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
                                       4.836% (1 Month USD LIBOR + 235 bps),
                                       2/25/49 (144A)                                                                 7,691,431
          3,273,856(c)                 Freddie Mac Structured Agency Credit Risk Debt Notes,
                                       Series 2016-DNA4, Class M2, 3.786% (1 Month USD
                                       LIBOR + 130 bps), 3/25/29                                                      3,289,699
          4,816,059(c)                 Freddie Mac Structured Agency Credit Risk Debt Notes,
                                       Series 2018-HQA1, Class M1, 3.186% (1 Month USD
                                       LIBOR + 70 bps), 9/25/30                                                       4,813,097
          2,500,000(d)                 Freddie Mac Whole Loan Securities Trust, Series
                                       2016-SC02, Class M2, 3.607%, 10/25/46                                          2,331,249
          3,100,000(d)                 Freddie Mac Whole Loan Securities Trust, Series
                                       2017-SC01, Class M2, 3.597%, 12/25/46 (144A)                                   2,743,500
          4,160,000(d)                 FREMF Mortgage Trust, Series 2010-K9, Class B,
                                       5.208%, 9/25/45 (144A)                                                         4,266,993
          3,661,000(d)                 FREMF Mortgage Trust, Series 2012-K710, Class B,
                                       3.933%, 6/25/47 (144A)                                                         3,654,576
          4,536,000(d)                 FREMF Mortgage Trust, Series 2015-K45, Class C,
                                       3.591%, 4/25/48 (144A)                                                         4,417,544
          2,000,000(d)                 FREMF Mortgage Trust, Series 2016-K52, Class B,
                                       3.924%, 1/25/49 (144A)                                                         2,037,003
          2,340,000(d)                 FREMF Mortgage Trust, Series 2017-K66, Class B,
                                       4.036%, 7/25/27 (144A)                                                         2,381,067
          2,992,051(c)                 FRESB Mortgage Trust, Series 2017-SB43, Class A5H,
                                       2.79% (1 Month USD LIBOR + 274 bps), 10/25/37                                  3,000,796
          3,300,000(d)                 GAHR Commercial Mortgage Trust, Series 2015-NRF,
                                       Class FFX, 3.382%, 12/15/34 (144A)                                             3,256,599
            184,592                    Global Mortgage Securitization, Ltd., Series 2004-A,
                                       Class B2, 5.25%, 11/25/32 (144A)                                                  40,075
            734,619                    Global Mortgage Securitization, Ltd., Series 2005-A,
                                       Class B2, 5.25%, 4/25/32 (144A)                                                  592,299
          3,519,461                    Government National Mortgage Association, Series
                                       2009-83, Class EB, 4.5%, 9/20/39                                               3,755,126

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                                       (continued)
          2,486,511                    Government National Mortgage Association, Series
                                       2012-130, Class PA, 3.0%, 4/20/41                                         $    2,490,262
          7,000,000                    GS Mortgage Securities Trust, Series 2015-GC28,
                                       Class A5, 3.396%, 2/10/48                                                      7,130,215
          8,000,000                    GS Mortgage Securities Trust, Series 2016-GS2,
                                       Class A3, 2.791%, 5/10/49                                                      7,865,924
          1,800,000(d)                 GS Mortgage Securities Trust, Series 2016-GS4,
                                       Class D, 3.233%, 11/10/49 (144A)                                               1,541,301
          3,151,622                    GS Mortgage-Backed Securities Corp. Trust, Series
                                       2018-RPL1, Class A1A, 3.75%, 10/25/57 (144A)                                   3,199,363
          7,500,000                    GS Mortgage-Backed Securities Corp. Trust, Series
                                       2019-PJ1, Class A6, 4.0%, 8/25/49                                              7,600,781
          4,575,000                    GS Mortgage-Backed Securities Corp. Trust, Series
                                       2019-PJ1, Class B2, 4.29%, 8/25/49                                             4,655,062
          2,500,000(c)                 Home Partners of America Trust, Series 2016-2,
                                       Class E, 6.262% (1 Month USD LIBOR + 378 bps),
                                       10/17/33 (144A)                                                                2,500,789
          1,700,000(c)                 Home Partners of America Trust, Series 2017-1,
                                       Class E, 5.132% (1 Month USD LIBOR + 265 bps),
                                       7/17/34 (144A)                                                                 1,702,612
          1,894,848(c)                 Home Partners of America Trust, Series 2018-1,
                                       Class A, 3.382% (1 Month USD LIBOR + 90 bps),
                                       7/17/37 (144A)                                                                 1,889,420
          3,700,000(c)                 Hospitality Mortgage Trust, Series 2017-HIT, Class E,
                                       6.042% (1 Month USD LIBOR + 355 bps),
                                       5/8/30 (144A)                                                                  3,694,172
         10,144,736(d)                 Irvine Core Office Trust, Series 2013-IRV, Class A2,
                                       3.174%, 5/15/48 (144A)                                                        10,314,430
          3,141,469                    JP Morgan Chase Commercial Mortgage Securities
                                       Trust, Series 2011-C5, Class A3, 4.171%, 8/15/46                               3,218,275
          6,085,146(d)                 JP Morgan Chase Commercial Mortgage Securities
                                       Trust, Series 2012-C8, Class B, 3.977%,
                                       10/15/45 (144A)                                                                6,193,463
          3,750,000(d)                 JP Morgan Chase Commercial Mortgage Securities
                                       Trust, Series 2015-JP1, Class C, 4.741%, 1/15/49                               3,878,563
          4,750,000                    JP Morgan Chase Commercial Mortgage Securities
                                       Trust, Series 2018-WPT, Class BFX, 4.549%,
                                       7/5/33 (144A)                                                                  4,996,368
          3,459,530(d)                 JP Morgan Mortgage Trust, Series 2014-1, Class B4,
                                       3.742%, 1/25/44 (144A)                                                         3,486,397
          1,650,134(d)                 JP Morgan Mortgage Trust, Series 2014-1, Class B5,
                                       3.742%, 1/25/44 (144A)                                                         1,608,662
          1,622,199(d)                 JP Morgan Mortgage Trust, Series 2014-2, Class B3,
                                       3.417%, 6/25/29 (144A)                                                         1,609,692
          1,215,000(d)                 JP Morgan Mortgage Trust, Series 2014-2, Class B4,
                                       3.417%, 6/25/29 (144A)                                                         1,137,544

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 29

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                                       (continued)
          1,897,523(d)                 JP Morgan Mortgage Trust, Series 2014-5, Class B3,
                                       2.985%, 10/25/29 (144A)                                                   $    1,804,490
          1,795,150(d)                 JP Morgan Mortgage Trust, Series 2014-IVR3,
                                       Class AM, 3.022%, 9/25/44 (144A)                                               1,781,451
          2,127,469(d)                 JP Morgan Mortgage Trust, Series 2015-3, Class B4,
                                       3.676%, 5/25/45 (144A)                                                         1,989,184
         11,886,701(d)                 JP Morgan Mortgage Trust, Series 2015-4, Class AM,
                                       3.0%, 6/25/45 (144A)                                                          11,702,721
          3,547,973(d)                 JP Morgan Mortgage Trust, Series 2015-4, Class B4,
                                       3.624%, 6/25/45 (144A)                                                         3,208,024
          4,530,701(d)                 JP Morgan Mortgage Trust, Series 2016-3,
                                       Class 1A1, 3.5%, 10/25/46 (144A)                                               4,516,253
          3,833,205(d)                 JP Morgan Mortgage Trust, Series 2016-3, Class AM,
                                       3.376%, 10/25/46 (144A)                                                        3,839,423
          2,378,392(d)                 JP Morgan Mortgage Trust, Series 2016-4, Class B3,
                                       3.898%, 10/25/46 (144A)                                                        2,397,072
          3,270,000(d)                 JP Morgan Mortgage Trust, Series 2017-1, Class A6,
                                       3.5%, 1/25/47 (144A)                                                           3,237,697
          9,450,755(d)                 JP Morgan Mortgage Trust, Series 2017-1,
                                       Class A11, 3.5%, 1/25/47 (144A)                                                9,399,927
          5,280,303(d)                 JP Morgan Mortgage Trust, Series 2017-2, Class B1,
                                       3.741%, 5/25/47 (144A)                                                         5,268,891
         11,957,780(d)                 JP Morgan Mortgage Trust, Series 2017-3,
                                       Class 1A13, 3.5%, 8/25/47 (144A)                                              11,893,533
          3,759,118(d)                 JP Morgan Mortgage Trust, Series 2017-4, Class A3,
                                       3.5%, 11/25/48 (144A)                                                          3,737,807
         14,702,972(d)                 JP Morgan Mortgage Trust, Series 2017-4, Class A6,
                                       3.0%, 11/25/48 (144A)                                                         14,704,516
         14,841,399(d)                 JP Morgan Mortgage Trust, Series 2017-4,
                                       Class A13, 3.5%, 11/25/48 (144A)                                              14,620,356
          3,942,711(d)                 JP Morgan Mortgage Trust, Series 2017-5, Class A2,
                                       3.175%, 10/26/48 (144A)                                                        3,910,850
          2,884,188(d)                 JP Morgan Mortgage Trust, Series 2017-5, Class B2,
                                       3.175%, 10/26/48 (144A)                                                        2,801,578
          5,010,416(d)                 JP Morgan Mortgage Trust, Series 2017-5, Class B3,
                                       3.175%, 10/26/48 (144A)                                                        4,780,100
          7,137,167(d)                 JP Morgan Mortgage Trust, Series 2017-6, Class A3,
                                       3.5%, 12/25/48 (144A)                                                          7,114,549
          4,454,108(d)                 JP Morgan Mortgage Trust, Series 2018-1,
                                       Class A13, 3.5%, 6/25/48 (144A)                                                4,369,938
          3,927,661(d)                 JP Morgan Mortgage Trust, Series 2018-3,
                                       Class A13, 3.5%, 9/25/48 (144A)                                                3,853,805
          5,654,561(d)                 JP Morgan Mortgage Trust, Series 2018-4,
                                       Class A13, 3.5%, 10/25/48 (144A)                                               5,550,792
          2,231,448(d)                 JP Morgan Mortgage Trust, Series 2018-6,
                                       Class 2A3, 3.0%, 12/25/48 (144A)                                               2,183,224

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                                       (continued)
         13,770,233(d)                 JP Morgan Mortgage Trust, Series 2018-LTV1,
                                       Class A3, 4.5%, 4/25/49 (144A)                                            $   14,089,014
          8,220,000(d)                 JP Morgan Mortgage Trust, Series 2019-2, Class A3,
                                       4.0%, 8/25/49 (144A)                                                           8,320,086
          7,300,000(d)                 JP Morgan Mortgage Trust, Series 2019-2,
                                       Class A15, 4.0%, 8/25/49 (144A)                                                7,343,274
          7,788,135(d)                 JP Morgan Mortgage Trust, Series 2019-LTV1,
                                       Class A3, 4.0%, 6/25/49 (144A)                                                 7,873,929
          8,388,221(d)                 JP Morgan Mortgage Trust, Series 2019-LTV1,
                                       Class A15, 4.0%, 6/25/49 (144A)                                                8,350,399
          4,250,000                    JPMDB Commercial Mortgage Securities Trust, Series
                                       2018-C8, Class AS, 4.421%, 6/15/51                                             4,531,450
          1,626,113                    La Hipotecaria El Salvadorian Mortgage Trust, Series
                                       2016-1A, Class A, 3.358%, 1/15/46 (144A)                                       1,620,015
          2,833,815                    La Hipotecaria Mortgage Trust, Series 2019-2A,
                                       Class BBB, 4.75%, 9/29/46 (144A)                                               2,762,970
            698,629(c)                 La Hipotecaria Panamanian Mortgage Trust, Series
                                       2010-1GA, Class A, 2.5% (Panamanian Mortgage
                                       Reference Rate - 300 bps), 9/8/39 (144A)                                         683,783
          8,410,000(d)                 LSTAR Commercial Mortgage Trust, Series 2015-3,
                                       Class AS, 3.128%, 4/20/48 (144A)                                               8,323,686
         12,772,064(d)                 Mello Mortgage Capital Acceptance, Series
                                       2018-MTG1, Class A9, 3.5%, 5/25/48 (144A)                                     12,590,495
          7,840,000(d)                 Mill City Mortgage Loan Trust, Series 2017-2,
                                       Class M1, 3.25%, 7/25/59 (144A)                                                7,767,419
          8,569,000(d)                 Mill City Mortgage Loan Trust, Series 2017-2,
                                       Class M3, 3.25%, 7/25/59 (144A)                                                8,109,667
          3,112,838(d)                 Mill City Mortgage Loan Trust, Series 2017-3,
                                       Class M1, 3.25%, 1/25/61 (144A)                                                3,059,604
          3,337,000(d)                 Morgan Stanley Bank of America Merrill Lynch Trust,
                                       Series 2014-C14, Class C, 4.954%, 2/15/47                                      3,486,801
          2,650,000(d)                 Morgan Stanley Bank of America Merrill Lynch Trust,
                                       Series 2015-C22, Class D, 4.237%, 4/15/48 (144A)                               2,397,089
          1,625,000                    Morgan Stanley Bank of America Merrill Lynch Trust,
                                       Series 2017-C33, Class D, 3.356%, 5/15/50 (144A)                               1,399,510
          3,350,000                    Morgan Stanley Capital I Trust, Series 2014-150E,
                                       Class AS, 4.012%, 9/9/32 (144A)                                                3,472,360
          4,200,000(d)                 Morgan Stanley Capital I Trust, Series 2016-BNK2,
                                       Class D, 3.0%, 11/15/49 (144A)                                                 3,556,394
          2,140,000                    Morgan Stanley Capital I Trust, Series 2016-UBS9,
                                       Class D, 3.0%, 3/15/49 (144A)                                                  1,872,925
          7,300,000                    Morgan Stanley Capital I Trust, Series 2018-MP,
                                       Class A, 4.418%, 7/11/40 (144A)                                                7,856,996
          8,000,000(c)                 Morgan Stanley Capital I Trust, Series 2019-AGLN,
                                       Class E, 4.55% (1 Month USD LIBOR + 205 bps),
                                       3/15/34 (144A)                                                                 8,000,000

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 31

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                                       (continued)
          7,868,557(d)                 New Residential Mortgage Loan Trust, Series
                                       2018-RPL1, Class A1, 3.5%, 12/25/57 (144A)                                $    7,908,623
          4,210,746(d)                 NRP Mortgage Trust, Series 2013-1, Class B4,
                                       3.315%, 7/25/43 (144A)                                                         4,010,620
          1,886,037(d)                 Oaks Mortgage Trust, Series 2015-1, Class B3,
                                       3.818%, 4/25/46 (144A)                                                         1,893,775
          2,004,000(d)                 Oaks Mortgage Trust, Series 2015-1, Class B4,
                                       3.818%, 4/25/46 (144A)                                                         1,876,732
          1,000,000(c)                 Oaktown Re II Ltd., Series 2018-1A, Class B1,
                                       6.536% (1 Month USD LIBOR + 405 bps),
                                       7/25/28 (144A)                                                                   997,421
          4,070,000(c)                 Oaktown Re II Ltd., Series 2018-1A, Class M2,
                                       5.336% (1 Month USD LIBOR + 285 bps),
                                       7/25/28 (144A)                                                                 4,095,426
         10,543,844(d)                 PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
                                       9/25/43 (144A)                                                                10,590,340
          4,704,487(d)                 PMT Loan Trust, Series 2013-J1, Class B3, 3.564%,
                                       9/25/43 (144A)                                                                 4,730,384
          2,500,000                    Progress Residential Trust, Series 2015-SFR2,
                                       Class D, 3.684%, 6/12/32 (144A)                                                2,488,418
            700,000                    Progress Residential Trust, Series 2017-SFR1,
                                       Class C, 3.316%, 8/17/34 (144A)                                                  692,594
          2,600,000                    Progress Residential Trust, Series 2017-SFR1,
                                       Class E, 4.261%, 8/17/34 (144A)                                                2,603,089
          2,040,268(d)                 PSMC Trust, Series 2018-1, Class A1, 3.5%,
                                       2/25/48 (144A)                                                                 2,044,746
          3,470,000(c)                 Radnor Re, Ltd., Series 2019-1, Class B1, 6.936%
                                       (1 Month USD LIBOR + 445 bps), 2/25/29 (144A)                                  3,469,986
              3,305                    RALI Trust, Series 2003-QS14, Class A1, 5.0%,
                                       7/25/18                                                                            3,223
          4,450,000(c)                 Ready Capital Mortgage Financing LLC, Series
                                       2019-FL3, Class D, 5.4% (1 Month USD LIBOR +
                                       290 bps), 3/25/34 (144A)                                                       4,450,000
          2,659,000(d)                 Ready Capital Mortgage Trust, Series 2019-5,
                                       Class C, 4.974%, 2/25/52 (144A)                                                2,737,287
          2,408,490(c)                 RESI Finance LP, Series 2003-C, Class B3, 3.893%
                                       (1 Month USD LIBOR + 140 bps), 9/10/35 (144A)                                  2,105,530
          4,629,751                    Seasoned Credit Risk Transfer Trust, Series 2018-4,
                                       Class HT, 3.0%, 3/25/58                                                        4,546,994
          4,530,124(d)                 Sequoia Mortgage Trust, Series 2012-6, Class A1,
                                       2.5%, 12/25/42                                                                 4,371,671
          4,783,049(d)                 Sequoia Mortgage Trust, Series 2013-2, Class B4,
                                       3.644%, 2/25/43                                                                4,708,479
          6,735,595(d)                 Sequoia Mortgage Trust, Series 2013-3, Class A1,
                                       2.0%, 3/25/43                                                                  6,381,720
          6,910,696(d)                 Sequoia Mortgage Trust, Series 2013-4, Class A1,
                                       2.325%, 4/25/43                                                                6,567,891

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                                       (continued)
          5,481,079(d)                 Sequoia Mortgage Trust, Series 2013-4, Class A2,
                                       2.5%, 4/25/43                                                             $    5,305,748
          2,538,833(d)                 Sequoia Mortgage Trust, Series 2013-4, Class B3,
                                       3.489%, 4/25/43                                                                2,512,896
          7,549,448(d)                 Sequoia Mortgage Trust, Series 2013-5, Class A1,
                                       2.5%, 5/25/43 (144A)                                                           7,190,529
         16,965,022(d)                 Sequoia Mortgage Trust, Series 2013-5, Class A2,
                                       3.0%, 5/25/43 (144A)                                                          16,671,324
          2,409,525(d)                 Sequoia Mortgage Trust, Series 2013-5, Class B3,
                                       3.508%, 5/25/43 (144A)                                                         2,378,192
         11,243,349(d)                 Sequoia Mortgage Trust, Series 2013-6, Class A1,
                                       2.5%, 5/25/43                                                                 10,851,059
          2,248,930(d)                 Sequoia Mortgage Trust, Series 2013-6, Class B3,
                                       3.522%, 5/25/43                                                                2,243,062
          1,769,991(d)                 Sequoia Mortgage Trust, Series 2013-6, Class B4,
                                       3.522%, 5/25/43                                                                1,745,547
          4,774,341(d)                 Sequoia Mortgage Trust, Series 2013-7, Class A1,
                                       2.5%, 6/25/43                                                                  4,496,196
          5,439,506(d)                 Sequoia Mortgage Trust, Series 2013-7, Class A2,
                                       3.0%, 6/25/43                                                                  5,347,983
          4,486,799(d)                 Sequoia Mortgage Trust, Series 2013-8, Class A1,
                                       3.0%, 6/25/43                                                                  4,428,280
         10,774,279                    Sequoia Mortgage Trust, Series 2013-9, Class A1,
                                       3.5%, 7/25/43 (144A)                                                          10,804,620
         17,537,978(d)                 Sequoia Mortgage Trust, Series 2013-10, Class A1,
                                       3.5%, 8/25/43 (144A)                                                          12,811,990
          3,362,278(d)                 Sequoia Mortgage Trust, Series 2017-4, Class B1,
                                       3.953%, 7/25/47 (144A)                                                         3,420,535
          4,272,820(d)                 Sequoia Mortgage Trust, Series 2018-2, Class A1,
                                       3.5%, 2/25/48 (144A)                                                           4,275,238
          2,636,155(d)                 Sequoia Mortgage Trust, Series 2018-2, Class B3,
                                       3.768%, 2/25/48 (144A)                                                         2,540,014
          5,640,709(d)                 Sequoia Mortgage Trust, Series 2018-3, Class A19,
                                       3.5%, 3/25/48 (144A)                                                           5,593,525
          2,639,509(d)                 Sequoia Mortgage Trust, Series 2018-7, Class A19,
                                       4.0%, 9/25/48 (144A)                                                           2,652,913
          1,826,929(d)                 Sequoia Mortgage Trust, Series 2018-CH1,
                                       Class A19, 4.0%, 2/25/48 (144A)                                                1,852,534
          2,844,683(d)                 Sequoia Mortgage Trust, Series 2018-CH3, Class A1,
                                       4.5%, 8/25/48 (144A)                                                           2,922,427
          6,936,827(d)                 Sequoia Mortgage Trust, Series 2018-CH4,
                                       Class B1B, 4.965%, 10/25/48 (144A)                                             7,474,796
          3,381,217(d)                 Shellpoint Co-Originator Trust, Series 2016-1,
                                       Class B2, 3.623%, 11/25/46 (144A)                                              3,374,304
          1,868,592(d)                 Shellpoint Co-Originator Trust, Series 2016-1,
                                       Class B3, 3.623%, 11/25/46 (144A)                                              1,846,434

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 33

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                                       (continued)
          2,008,534(d)                 Shellpoint Co-Originator Trust, Series 2017-1,
                                       Class B3, 3.684%, 4/25/47 (144A)                                          $    1,951,566
          3,541,885(c)                 STACR Trust, Series 2018-DNA3, Class B1, 6.386%
                                       (1 Month USD LIBOR + 390 bps), 9/25/48 (144A)                                  3,497,967
          3,550,000(c)                 STACR Trust, Series 2018-HRP2, Class B1, 6.686%
                                       (1 Month USD LIBOR + 420 bps), 2/25/47 (144A)                                  3,636,214
          4,363,956(d)                 Sutherland Commercial Mortgage Loans, Series
                                       2018-SBC7, Class A, 4.72%, 5/25/39 (144A)                                      4,368,320
          6,951,811(d)                 TIAA Bank Mortgage Loan Trust, Series 2018-2,
                                       Class A1, 3.5%, 7/25/48 (144A)                                                 6,922,326
          1,623,406(d)                 TIAA Bank Mortgage Loan Trust, Series 2018-3,
                                       Class A19, 4.0%, 11/25/48 (144A)                                               1,630,630
          6,626,389                    Toro Mortgage Funding Trust, Series 2017-RJ1, 4.0%,
                                       4/25/74 (144A)                                                                 6,545,630
          9,017,000(d)                 Towd Point Mortgage Trust, Series 2015-3,
                                       Class M2, 4.0%, 3/25/54 (144A)                                                 9,299,735
          9,375,000(d)                 Towd Point Mortgage Trust, Series 2015-6,
                                       Class M1, 3.75%, 4/25/55 (144A)                                                9,531,952
          7,350,000(d)                 Towd Point Mortgage Trust, Series 2016-1,
                                       Class M1, 3.5%, 2/25/55 (144A)                                                 7,373,610
          8,200,000(d)                 Towd Point Mortgage Trust, Series 2017-1,
                                       Class A2, 3.5%, 10/25/56 (144A)                                                8,156,756
         13,830,000(d)                 Towd Point Mortgage Trust, Series 2017-1,
                                       Class M1, 3.75%, 10/25/56 (144A)                                              13,850,437
         15,340,000(d)                 Towd Point Mortgage Trust, Series 2017-2,
                                       Class A2, 3.25%, 4/25/57 (144A)                                               15,131,925
          5,000,000(d)                 Towd Point Mortgage Trust, Series 2017-3,
                                       Class A2, 3.0%, 7/25/57 (144A)                                                 4,828,285
         67,584,000(d)(f)              UBS Commercial Mortgage Trust, Series 2018-C9,
                                       Class XB, 0.329%, 3/15/51                                                      2,040,753
          2,274,000(d)                 Velocity Commercial Capital Loan Trust, Series 2015-1,
                                       Class M2, 5.88%, 6/25/45 (144A)                                                2,321,763
          1,007,095                    Wells Fargo Commercial Mortgage Trust, Series
                                       2014-LC16, Class A2, 2.819%, 8/15/50                                           1,005,806
          7,000,000                    Wells Fargo Commercial Mortgage Trust, Series
                                       2014-LC16, Class ASB, 3.477%, 8/15/50                                          7,120,560
          4,700,000                    Wells Fargo Commercial Mortgage Trust, Series
                                       2016-LC25, Class A3, 3.374%, 12/15/59                                          4,746,494
          3,307,803(d)                 Wells Fargo Mortgage Backed Securities Trust, Series
                                       2018-1, Class A17, 3.5%, 7/25/47 (144A)                                        3,262,192
          8,205,716(d)                 Wells Fargo Mortgage Backed Securities Trust, Series
                                       2019-1, Class A1, 4.0%, 11/25/48 (144A)                                        8,296,111
            832,244(d)                 WinWater Mortgage Loan Trust, Series 2015-1,
                                       Class B4, 3.907%, 1/20/45 (144A)                                                 789,838
          1,826,941(d)                 WinWater Mortgage Loan Trust, Series 2015-2,
                                       Class B4, 3.912%, 2/20/45 (144A)                                               1,689,773

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                                       (continued)
          1,143,582(d)                 WinWater Mortgage Loan Trust, Series 2015-3,
                                       Class B4, 3.904%, 3/20/45 (144A)                                          $    1,112,795
          1,568,507(d)                 WinWater Mortgage Loan Trust, Series 2015-4,
                                       Class B4, 3.759%, 6/20/45 (144A)                                               1,523,149
          3,212,262(d)                 WinWater Mortgage Loan Trust, Series 2016-1,
                                       Class 1A5, 3.5%, 1/20/46 (144A)                                                3,201,328
-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                       (Cost $1,159,420,582)                                                     $1,163,616,889
-------------------------------------------------------------------------------------------------------------------------------
                                       CONVERTIBLE CORPORATE BONDS --
                                       0.5% of Net Assets
                                       Biotechnology -- 0.3%
          2,457,000                    Alder Biopharmaceuticals, Inc., 2.5%, 2/1/25                              $    2,345,387
          6,298,000                    Insmed, Inc., 1.75%, 1/15/25                                                   6,360,068
          6,026,000                    Medicines Co., 2.75%, 7/15/23                                                  5,069,463
                                                                                                                 --------------
                                       Total Biotechnology                                                       $   13,774,918
-------------------------------------------------------------------------------------------------------------------------------
                                       Engineering & Construction -- 0.0%+
          1,181,000                    Dycom Industries, Inc., 0.75%, 9/15/21                                    $    1,086,636
                                                                                                                 --------------
                                       Total Engineering & Construction                                          $    1,086,636
-------------------------------------------------------------------------------------------------------------------------------
                                       Healthcare-Products -- 0.1%
          3,303,000                    Wright Medical Group, Inc., 1.625%, 6/15/23 (144A)                        $    3,693,167
                                                                                                                 --------------
                                       Total Healthcare-Products                                                 $    3,693,167
-------------------------------------------------------------------------------------------------------------------------------
                                       Software -- 0.1%
          3,780,000                    Synchronoss Technologies, Inc., 0.75%, 8/15/19                            $    3,726,977
                                                                                                                 --------------
                                       Total Software                                                            $    3,726,977
-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL CONVERTIBLE CORPORATE BONDS
                                       (Cost $20,711,112)                                                        $   22,281,698
-------------------------------------------------------------------------------------------------------------------------------
                                       CORPORATE BONDS -- 33.4% of Net Assets
                                       Aerospace & Defense -- 0.4%
          2,888,000                    Leonardo US Holdings, Inc., 6.25%, 1/15/40 (144A)                         $    2,656,960
         15,170,000                    Rockwell Collins, Inc., 3.2%, 3/15/24                                         15,105,117
                                                                                                                 --------------
                                       Total Aerospace & Defense                                                 $   17,762,077
-------------------------------------------------------------------------------------------------------------------------------
                                       Agriculture -- 0.8%
EUR      15,500,000                    Altria Group, Inc., 3.125%, 6/15/31                                       $   17,876,226
          4,508,000                    Altria Group, Inc., 5.95%, 2/14/49                                             4,837,331
         13,728,000                    Reynolds American, Inc., 4.45%, 6/12/25                                       14,111,444
                                                                                                                 --------------
                                       Total Agriculture                                                         $   36,825,001
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 35

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Airlines -- 0.3%
          2,682,160                    Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                               $    2,712,335
         13,545,838                    Latam Airlines 2015-1 Pass Through Trust A, 4.2%,
                                       11/15/27                                                                      13,334,523
                                                                                                                 --------------
                                       Total Airlines                                                            $   16,046,858
-------------------------------------------------------------------------------------------------------------------------------
                                       Auto Manufacturers -- 0.9%
          5,765,000                    Ford Motor Co., 4.346%, 12/8/26                                           $    5,350,893
          9,560,000                    Ford Motor Credit Co. LLC, 3.815%, 11/2/27                                     8,346,895
          4,875,000                    Ford Motor Credit Co. LLC, 5.584%, 3/18/24                                     4,944,572
         14,110,000                    General Motors Co., 6.6%, 4/1/36                                              14,761,345
          7,670,000                    Nissan Motor Acceptance Corp., 3.15%,
                                       3/15/21 (144A)                                                                 7,631,113
                                                                                                                 --------------
                                       Total Auto Manufacturers                                                  $   41,034,818
-------------------------------------------------------------------------------------------------------------------------------
                                       Auto Parts & Equipment -- 0.1%
          1,950,000                    Meritor, Inc., 6.25%, 2/15/24                                             $    2,003,625
                                                                                                                 --------------
                                       Total Auto Parts & Equipment                                              $    2,003,625
-------------------------------------------------------------------------------------------------------------------------------
                                       Banks -- 6.0%
          5,000,000                    Alfa Bank AO Via Alfa Bond Issuance Plc, 7.5%,
                                       9/26/19 (144A)                                                            $    5,070,630
          6,400,000(d)                 Banco Continental SA via Continental Trustees Cayman,
                                       Ltd., 7.375% (3 Month USD LIBOR + 680 bps),
                                       10/7/40 (144A)                                                                 6,656,000
          8,210,000(d)                 Banco de Credito del Peru, 6.875% (3 Month USD
                                       LIBOR + 771 bps), 9/16/26 (144A)                                               8,805,225
ARS      78,000,000(c)                 Banco de la Ciudad de Buenos Aires, 46.465%
                                       (BADLARPP + 399 bps), 12/5/22                                                    924,381
          7,405,000                    Banco Internacional del Peru SAA Interbank, 3.375%,
                                       1/18/23 (144A)                                                                 7,359,459
          2,915,000(d)                 Banco Nacional de Comercio Exterior SNC, 3.8%
                                       (5 Year CMT Index + 300 bps), 8/11/26 (144A)                                   2,849,442
          9,150,000(b)(d)              Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                           9,165,555
          4,625,000(b)(d)              Barclays Plc, 8.0% (5 Year CMT Index + 567 bps)                                4,729,062
          5,459,000(b)(d)              BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
                                       415 bps) (144A)                                                                5,452,176
          9,514,000(b)(d)              BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                                       631 bps) (144A)                                                                9,977,807
         11,400,000                    BPCE SA, 4.875%, 4/1/26 (144A)                                                11,726,370
          4,150,000                    Cooperatieve Rabobank UA, 3.75%, 7/21/26                                       4,085,005
         13,852,000(b)(d)              Credit Suisse Group AG, 7.125% (5 Year USD Swap
                                       Rate + 511 bps)                                                               14,215,615
         14,300,000                    Credit Suisse Group Funding Guernsey, Ltd.,
                                       3.8%, 9/15/22                                                                 14,567,410
         10,055,000                    Danske Bank AS, 5.375%, 1/12/24 (144A)                                        10,457,804
          2,400,000(b)(d)              Danske Bank AS, 6.125% (7 Year USD Swap
                                       Rate + 390 bps)                                                                2,238,000

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Banks -- (continued)
          7,000,000(d)                 DBS Group Holdings, Ltd., 4.52% (5 Year USD 1100
                                       Run ICE Swap Rate + 159 bps), 12/11/28 (144A)                             $    7,259,294
          4,400,000                    Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                  3,905,000
         10,027,000(d)                 Goldman Sachs Group, Inc., 3.272% (3 Month USD
                                       LIBOR + 120 bps), 9/29/25                                                      9,898,180
          7,240,000(d)                 Goldman Sachs Group, Inc., 4.223% (3 Month USD
                                       LIBOR + 130 bps), 5/1/29                                                       7,399,276
          3,100,000(c)                 HSBC Holdings Plc, 3.683% (3 Month USD LIBOR +
                                       100 bps), 5/18/24                                                              3,074,597
         13,299,000(b)(d)              ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                           13,158,031
EUR       5,560,000(b)(d)              Intesa Sanpaolo S.p.A., 7.75% (5 Year EUR Swap
                                       Rate + 719 bps)                                                                6,757,014
          8,750,000                    Lloyds Banking Group Plc, 4.65%, 3/24/26                                       8,851,814
EUR       1,395,000(b)(d)              Lloyds Banking Group Plc, 6.375% (5 Year EUR Swap
                                       Rate + 529 bps)                                                                1,607,851
          3,025,000(b)(d)              Lloyds Banking Group Plc, 7.5% (5 Year USD Swap
                                       Rate + 450 bps)                                                                3,069,468
         17,800,000                    Nordea Bank Abp, 4.25%, 9/21/22 (144A)                                        18,221,771
IDR  15,039,758,000^                   PT Bakrie & Brothers Tbk, 0.0%, 12/22/22                                         105,616
          3,895,000                    QNB Finansbank AS, 4.875%, 5/19/22 (144A)                                      3,657,288
         14,375,000(b)(d)              Royal Bank of Scotland Group Plc, 8.625% (5 Year
                                       USD Swap Rate + 760 bps)                                                      15,309,375
         12,698,000(b)(d)              Societe Generale SA, 7.375% (5 Year USD Swap
                                       Rate + 624 bps) (144A)                                                        13,094,813
            877,000(b)(d)              Societe Generale SA, 8.0% (5 Year USD 1100 Run ICE
                                       Swap Rate + 587 bps) (144A)                                                      931,813
          3,000,000(d)                 Turkiye Garanti Bankasi AS, 6.125% (5 Year USD Swap
                                       Rate + 422 bps), 5/24/27 (144A)                                                2,524,338
         16,775,000                    UBS AG, 7.625%, 8/17/22                                                       18,472,294
         10,450,000(b)(d)              UBS Group Funding Switzerland AG, 7.0% (5 Year USD
                                       Swap Rate + 434 bps) (144A)                                                   10,607,064
          6,621,000(b)(d)              UBS Group Funding Switzerland AG, 7.125% (5 Year
                                       USD Swap Rate + 588 bps)                                                       6,873,525
          2,200,000                    Vnesheconombank Via VEB Finance Plc, 5.942%,
                                       11/21/23 (144A)                                                                2,266,440
            660,000(b)(d)              Wachovia Capital Trust III, 5.57% (3 Month USD
                                       LIBOR + 93 bps)                                                                  651,453
                                                                                                                 --------------
                                       Total Banks                                                               $  275,976,256
-------------------------------------------------------------------------------------------------------------------------------
                                       Beverages -- 0.5%
         15,135,000                    Anheuser-Busch InBev Worldwide, Inc.,
                                       5.55%, 1/23/49                                                            $   16,611,391
          8,715,000                    Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                            8,352,902
                                                                                                                 --------------
                                       Total Beverages                                                           $   24,964,293
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 37

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Biotechnology -- 0.5%
         12,560,000                    Biogen, Inc., 5.2%, 9/15/45                                               $   13,262,889
          9,410,000                    Celgene Corp., 4.55%, 2/20/48                                                  9,547,663
                                                                                                                 --------------
                                       Total Biotechnology                                                       $   22,810,552
-------------------------------------------------------------------------------------------------------------------------------
                                       Building Materials -- 0.5%
          1,790,000                    Cemex SAB de CV, 7.75%, 4/16/26 (144A)                                    $    1,946,285
          9,445,000                    Owens Corning, 3.4%, 8/15/26                                                   8,901,644
          5,975,000                    Owens Corning, 4.2%, 12/1/24                                                   6,037,172
          9,250,000                    Standard Industries, Inc., 5.375%, 11/15/24 (144A)                             9,481,250
                                                                                                                 --------------
                                       Total Building Materials                                                  $   26,366,351
-------------------------------------------------------------------------------------------------------------------------------
                                       Chemicals -- 0.5%
          4,600,000                    Braskem Netherlands Finance BV, 3.5%,
                                       1/10/23 (144A)                                                            $    4,503,446
          4,700,000                    Braskem Netherlands Finance BV, 4.5%,
                                       1/10/28 (144A)                                                                 4,569,575
          4,370,000                    CF Industries, Inc., 4.95%, 6/1/43                                             3,747,275
          6,505,000                    CF Industries, Inc., 5.375%, 3/15/44                                           5,862,631
          4,005,000                    NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                      3,924,900
          1,338,000                    Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                                       4/1/25 (144A)                                                                  1,184,130
                                                                                                                 --------------
                                       Total Chemicals                                                           $   23,791,957
-------------------------------------------------------------------------------------------------------------------------------
                                       Commercial Services -- 0.6%
          3,800,000                    Brink's Co., 4.625%, 10/15/27 (144A)                                      $    3,667,000
MXN      87,500,000                    Red de Carreteras de Occidente SAPIB de CV, 9.0%,
                                       6/10/28 (144A)                                                                 4,326,329
          4,600,000                    United Rentals North America, Inc., 4.625%, 10/15/25                           4,542,500
          4,600,000                    United Rentals North America, Inc., 4.875%, 1/15/28                            4,474,420
          9,412,000                    Verisk Analytics, Inc., 5.5%, 6/15/45                                         10,486,167
                                                                                                                 --------------
                                       Total Commercial Services                                                 $   27,496,416
-------------------------------------------------------------------------------------------------------------------------------
                                       Computers -- 0.1%
          5,060,000                    NCR Corp., 6.375%, 12/15/23                                               $    5,199,150
                                                                                                                 --------------
                                       Total Computers                                                           $    5,199,150
-------------------------------------------------------------------------------------------------------------------------------
                                       Diversified Financial Services -- 1.1%
         10,855,000                    Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                             $   11,119,307
         14,840,000                    Capital One Financial Corp., 4.25%, 4/30/25                                   15,403,052
          6,250,000^(e)                Fixed Income Trust Series 2013-A, 0.0%,
                                       10/15/97 (144A)                                                                8,226,304
          7,150,000                    GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                          7,068,975
          1,263,000                    Nationstar Mortgage Holdings, Inc., 8.125%,
                                       7/15/23 (144A)                                                                 1,300,890
          4,695,000                    Nationstar Mortgage LLC/Nationstar Capital Corp.,
                                       6.5%, 6/1/22                                                                   4,621,641
                                                                                                                 --------------
                                       Total Diversified Financial Services                                      $   47,740,169
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Electric -- 1.3%
          2,739,000(d)                 AES Gener SA, 7.125% (5 Year USD Swap Rate +
                                       464 bps), 3/26/79 (144A)                                                  $    2,800,627
          1,250,000                    Edison International, 2.4%, 9/15/22                                            1,154,986
          4,670,000(b)(d)              Electricite de France SA, 5.25% (USD Swap Rate +
                                       371 bps) (144A)                                                                4,699,187
          5,655,000(d)                 Enel S.p.A., 8.75% (5 Year USD Swap Rate + 588 bps),
                                       9/24/73 (144A)                                                                 6,199,011
          6,600,000                    Israel Electric Corp., Ltd., 4.25%, 8/14/28 (144A)                             6,633,264
          1,750,000                    Israel Electric Corp., Ltd., 5.0%, 11/12/24 (144A)                             1,846,250
            928,564                    Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                                 941,541
         10,070,000                    NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                          10,112,207
          2,336,000                    NextEra Energy Operating Partners LP, 4.5%,
                                       9/15/27 (144A)                                                                 2,277,600
         11,460,000                    Sempra Energy, 3.4%, 2/1/28                                                   11,053,214
          7,635,000                    Southern California Edison Co., 4.875%, 3/1/49                                 8,088,145
          5,357,000                    Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                              5,571,280
                                                                                                                 --------------
                                       Total Electric                                                            $   61,377,312
-------------------------------------------------------------------------------------------------------------------------------
                                       Electrical Components & Equipment -- 0.3%
EUR       1,880,000                    Belden, Inc., 2.875%, 9/15/25 (144A)                                      $    2,142,216
EUR       7,865,000                    Belden, Inc., 3.375%, 7/15/27 (144A)                                           8,849,445
EUR       2,700,000                    Belden, Inc., 3.875%, 3/15/28 (144A)                                           3,038,650
                                                                                                                 --------------
                                       Total Electrical Components & Equipment                                   $   14,030,311
-------------------------------------------------------------------------------------------------------------------------------
                                       Electronics -- 0.8%
         14,741,000                    Amphenol Corp., 3.2%, 4/1/24                                              $   14,731,976
          4,044,000                    Amphenol Corp., 4.35%, 6/1/29                                                  4,275,024
         15,200,000                    Flex, Ltd., 5.0%, 2/15/23                                                     15,875,017
                                                                                                                 --------------
                                       Total Electronics                                                         $   34,882,017
-------------------------------------------------------------------------------------------------------------------------------
                                       Energy-Alternate Sources -- 0.1%
            951,426                    Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                              $    1,012,640
          2,750,000                    TerraForm Power Operating LLC, 4.25%,
                                       1/31/23 (144A)                                                                 2,716,973
                                                                                                                 --------------
                                       Total Energy-Alternate Sources                                            $    3,729,613
-------------------------------------------------------------------------------------------------------------------------------
                                       Entertainment -- 0.2%
          3,636,000                    Scientific Games International, Inc., 8.25%,
                                       3/15/26 (144A)                                                            $    3,711,083
          2,298,000                    Scientific Games International, Inc., 10.0%, 12/1/22                           2,414,853
                                                                                                                 --------------
                                       Total Entertainment                                                       $    6,125,936
-------------------------------------------------------------------------------------------------------------------------------
                                       Food -- 0.3%
          2,250,000                    JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                                       2/15/28 (144A)                                                            $    2,328,750
          9,208,000                    Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                                  8,563,440

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 39

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Food -- (continued)
          1,375,000                    Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                               $    1,364,550
          3,150,000                    Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                  3,028,511
                                                                                                                 --------------
                                       Total Food                                                                $   15,285,251
-------------------------------------------------------------------------------------------------------------------------------
                                       Forest Products & Paper -- 0.2%
         10,035,000                    International Paper Co., 6.0%, 11/15/41                                   $   11,197,228
                                                                                                                 --------------
                                       Total Forest Products & Paper                                             $   11,197,228
-------------------------------------------------------------------------------------------------------------------------------
                                       Gas -- 0.1%
          1,965,000                    Nakilat, Inc., 6.067%, 12/31/33 (144A)                                    $    2,195,887
          3,342,730                    Nakilat, Inc., 6.267%, 12/31/33 (144A)                                         3,723,132
                                                                                                                 --------------
                                       Total Gas                                                                 $    5,919,019
-------------------------------------------------------------------------------------------------------------------------------
                                       Healthcare-Products -- 0.3%
         11,190,000                    Boston Scientific Corp., 4.0%, 3/1/28                                     $   11,503,554
                                                                                                                 --------------
                                       Total Healthcare-Products                                                 $   11,503,554
-------------------------------------------------------------------------------------------------------------------------------
                                       Healthcare-Services -- 0.5%
          5,850,000                    Centene Corp., 5.625%, 2/15/21                                            $    5,937,750
          1,514,000                    HCA, Inc., 5.625%, 9/1/28                                                      1,601,055
          1,006,000                    HCA, Inc., 5.875%, 2/1/29                                                      1,083,915
          2,400,000                    MEDNAX, Inc., 5.25%, 12/1/23 (144A)                                            2,430,000
         10,215,000                    Molina Healthcare, Inc., 5.375%, 11/15/22                                     10,604,294
          2,415,000                    RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                                       5/1/23 (144A)                                                                  2,568,956
                                                                                                                 --------------
                                       Total Healthcare-Services                                                 $   24,225,970
-------------------------------------------------------------------------------------------------------------------------------
                                       Home Builders -- 0.5%
          1,657,000                    KB Home, 6.875%, 6/15/27                                                  $    1,706,710
          5,985,000                    KB Home, 7.625%, 5/15/23                                                       6,516,169
          4,765,000                    Lennar Corp., 4.75%, 11/29/27                                                  4,767,228
          3,270,000                    Meritage Homes Corp., 6.0%, 6/1/25                                             3,433,500
          2,685,000                    Meritage Homes Corp., 7.0%, 4/1/22                                             2,872,950
          3,270,000                    Toll Brothers Finance Corp., 4.875%, 11/15/25                                  3,290,437
                                                                                                                 --------------
                                       Total Home Builders                                                       $   22,586,994
-------------------------------------------------------------------------------------------------------------------------------
                                       Insurance -- 1.7%
         10,060,000                    AXA SA, 8.6%, 12/15/30                                                    $   13,178,600
         13,080,000(d)                 Farmers Insurance Exchange, 4.747% (3 Month
                                       USD LIBOR + 323 bps), 11/1/57 (144A)                                          11,317,862
         16,401,000                    Liberty Mutual Insurance Co., 7.697%,
                                       10/15/97 (144A)                                                               22,077,526
          3,800,000                    Liberty Mutual Insurance Co., 8.5%, 5/15/25 (144A)                             4,633,182
          5,650,000                    MassMutual Global Funding II, 2.95%,
                                       1/11/25 (144A)                                                                 5,627,862
         10,860,000                    Protective Life Corp., 4.3%, 9/30/28 (144A)                                   11,119,572

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Insurance -- (continued)
            596,000                    Teachers Insurance & Annuity Association of America,
                                       6.85%, 12/16/39 (144A)                                                    $      819,201
          9,290,000                    Torchmark Corp., 4.55%, 9/15/28                                                9,807,701
                                                                                                                 --------------
                                       Total Insurance                                                           $   78,581,506
-------------------------------------------------------------------------------------------------------------------------------
                                       Internet -- 0.9%
         11,575,000                    Alibaba Group Holding, Ltd., 3.4%, 12/6/27                                $   11,350,071
         14,200,000                    Booking Holdings, Inc., 3.55%, 3/15/28                                        14,133,632
          7,725,000                    Expedia Group, Inc., 3.8%, 2/15/28                                             7,454,325
          9,810,000                    Expedia Group, Inc., 4.5%, 8/15/24                                            10,183,060
                                                                                                                 --------------
                                       Total Internet                                                            $   43,121,088
-------------------------------------------------------------------------------------------------------------------------------
                                       Investment Companies -- 0.3%
         11,820,000                    MDC-GMTN BV, 5.5%, 3/1/22 (144A)                                          $   12,558,750
                                                                                                                 --------------
                                       Total Investment Companies                                                $   12,558,750
-------------------------------------------------------------------------------------------------------------------------------
                                       Leisure Time -- 0.3%
         12,292,000                    VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                    $   11,953,970
                                                                                                                 --------------
                                       Total Leisure Time                                                        $   11,953,970
-------------------------------------------------------------------------------------------------------------------------------
                                       Media -- 0.4%
          6,575,000                    Comcast Corp., 4.25%, 10/15/30                                            $    6,985,158
          6,225,000                    CSC Holdings LLC, 5.5%, 5/15/26 (144A)                                         6,398,055
          1,345,000                    CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                         1,373,447
          3,945,000                    Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                  4,030,015
                                                                                                                 --------------
                                       Total Media                                                               $   18,786,675
-------------------------------------------------------------------------------------------------------------------------------
                                       Mining -- 0.8%
          1,650,000                    Anglo American Capital Plc, 4.0%, 9/11/27 (144A)                          $    1,603,933
          3,500,000                    Anglo American Capital Plc, 4.75%, 4/10/27 (144A)                              3,566,658
          8,500,000                    Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                             8,835,018
          4,890,000                    Freeport-McMoRan, Inc., 5.45%, 3/15/43                                         4,278,799
          4,075,000                    Fresnillo Plc, 5.5%, 11/13/23 (144A)                                           4,288,978
          3,775,000                    Rusal Capital, DAC, 4.85%, 2/1/23 (144A)                                       3,612,675
          3,550,000                    Rusal Capital, DAC, 5.125%, 2/2/22 (144A)                                      3,456,067
          3,485,000                    Vedanta Resources Plc, 6.125%, 8/9/24 (144A)                                   3,182,192
                                                                                                                 --------------
                                       Total Mining                                                              $   32,824,320
-------------------------------------------------------------------------------------------------------------------------------
                                       Multi-National -- 0.6%
          2,860,000                    Banque Ouest Africaine de Developpement, 5.0%,
                                       7/27/27 (144A)                                                            $    2,848,560
          8,615,000                    Banque Ouest Africaine de Developpement, 5.5%,
                                       5/6/21 (144A)                                                                  8,860,528
TRY      19,330,000                    European Bank for Reconstruction & Development,
                                       27.5%, 10/2/19                                                                 3,387,213
IDR 113,010,000,000                    Inter-American Development Bank, 7.875%, 3/14/23                               8,067,041
                                                                                                                 --------------
                                       Total Multi-National                                                      $   23,163,342
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 41

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Oil & Gas -- 1.9%
          2,350,000                    Antero Resources Corp., 5.625%, 6/1/23                                    $    2,382,312
          1,829,000                    Calumet Specialty Products Partners LP/Calumet
                                       Finance Corp., 6.5%, 4/15/21                                                   1,792,420
          9,685,000                    Continental Resources, Inc., 4.375%, 1/15/28                                   9,943,574
         12,690,000                    EQT Corp., 3.9%, 10/1/27                                                      11,869,217
          9,480,000                    Marathon Petroleum Corp., 5.375%, 10/1/22 (144A)                               9,620,884
          1,075,000                    MEG Energy Corp., 6.5%, 1/15/25 (144A)                                         1,059,069
          2,505,000                    Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                              2,454,900
          6,125,000                    Newfield Exploration Co., 5.625%, 7/1/24                                       6,689,725
          2,950,000                    Nostrum Oil & Gas Finance BV, 7.0%, 2/16/25 (144A)                             1,794,662
          5,020,000                    Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                             3,161,476
          3,620,000                    Oasis Petroleum, Inc., 6.25%, 5/1/26 (144A)                                    3,448,050
          3,605,000                    Parsley Energy LLC/Parsley Finance Corp., 5.25%,
                                       8/15/25 (144A)                                                                 3,550,925
          3,160,000                    Petrobras Global Finance BV, 7.375%, 1/17/27                                   3,477,106
         10,067,000                    Valero Energy Corp., 6.625%, 6/15/37                                          12,334,180
          3,740,000                    Whiting Petroleum Corp., 6.625%, 1/15/26                                       3,665,200
          5,150,000                    WPX Energy, Inc., 5.25%, 9/15/24                                               5,201,500
          4,020,000                    YPF SA, 6.95%, 7/21/27 (144A)                                                  3,569,760
ARS      22,175,000                    YPF SA, 16.5%, 5/9/22 (144A)                                                    346,002
                                                                                                                 --------------
                                       Total Oil & Gas                                                           $   86,360,962
-------------------------------------------------------------------------------------------------------------------------------
                                       Oil & Gas Services -- 0.0%+
          2,027,000                    USA Compression Partners LP/USA Compression
                                       Finance Corp., 6.875%, 9/1/27 (144A)                                      $    2,059,939
                                                                                                                 --------------
                                       Total Oil & Gas Services                                                  $    2,059,939
-------------------------------------------------------------------------------------------------------------------------------
                                       Packaging & Containers -- 0.1%
EUR       2,055,000                    Ardagh Packaging Finance Plc/Ardagh Holdings USA,
                                       Inc., 6.75%, 5/15/24 (144A)                                               $    2,439,851
                                                                                                                 --------------
                                       Total Packaging & Containers                                              $    2,439,851
-------------------------------------------------------------------------------------------------------------------------------
                                       Pharmaceuticals -- 2.1%
         13,065,000                    AbbVie, Inc., 4.875%, 11/14/48                                            $   12,849,923
EUR       2,605,000                    Allergan Funding SCS, 2.625%, 11/15/28                                         3,088,704
EUR       8,000,000                    Bausch Health Cos., Inc., 4.5%, 5/15/23                                        9,041,175
EUR       2,805,000                    Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)                                 3,170,062
          1,775,000                    Bausch Health Cos., Inc., 5.75%, 8/15/27 (144A)                                1,819,907
          5,390,000                    Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)                                5,447,770
         14,171,000                    Cardinal Health, Inc., 3.079%, 6/15/24                                        13,832,095
          6,505,000                    Cigna Corp., 4.375%, 10/15/28 (144A)                                           6,747,442
          4,724,563                    CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                 5,132,250
            781,511                    CVS Pass-Through Trust, 6.036%, 12/10/28                                         852,418
            944,852                    CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)                                 1,166,542
            660,000                    Horizon Pharma USA, Inc., 6.625%, 5/1/23                                         681,308

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Pharmaceuticals -- (continued)
          2,424,000                    Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)                             $    2,457,936
          9,160,000                    Perrigo Finance Unlimited Co., 3.9%, 12/15/24                                  8,884,044
         10,968,000                    Perrigo Finance Unlimited Co., 4.375%, 3/15/26                                10,687,673
         12,849,000                    Shire Acquisitions Investments Ireland, DAC,
                                       2.875%, 9/23/23                                                               12,680,505
                                                                                                                 --------------
                                       Total Pharmaceuticals                                                     $   98,539,754
-------------------------------------------------------------------------------------------------------------------------------
                                       Pipelines -- 4.5%
          7,115,000                    Cheniere Energy Partners LP, 5.25%, 10/1/25                               $    7,275,087
          2,905,000                    DCP Midstream Operating LP, 3.875%, 3/15/23                                    2,890,475
          5,495,000                    DCP Midstream Operating LP, 5.6%, 4/1/44                                       5,220,250
          7,140,000                    Enable Midstream Partners LP, 4.4%, 3/15/27                                    6,974,224
         13,625,000                    Enable Midstream Partners LP, 4.95%, 5/15/28                                  13,795,381
          4,899,000                    Energy Transfer Operating LP, 5.5%, 6/1/27                                     5,307,737
          5,845,000                    Energy Transfer Operating LP, 5.875%, 1/15/24                                  6,380,154
          5,730,000                    Energy Transfer Operating LP, 6.0%, 6/15/48                                    6,185,851
         15,145,000                    EnLink Midstream Partners LP, 5.45%, 6/1/47                                   13,479,050
          1,140,000                    EnLink Midstream Partners LP, 5.6%, 4/1/44                                     1,020,300
         14,573,000                    Kinder Morgan, Inc., 5.05%, 2/15/46                                           14,905,597
          6,355,000                    Kinder Morgan, Inc., 5.55%, 6/1/45                                             6,930,948
          4,224,000                    Midwest Connector Capital Co. LLC, 4.625%,
                                       4/1/29 (144A)                                                                  4,359,808
          2,400,000                    MPLX LP, 4.125%, 3/1/27                                                        2,415,118
         17,410,000                    MPLX LP, 4.875%, 12/1/24                                                      18,577,884
          9,425,000                    ONEOK, Inc., 6.875%, 9/30/28                                                  11,266,129
          4,010,000                    ONEOK, Inc., 7.5%, 9/1/23                                                      4,641,095
         14,850,000                    Phillips 66 Partners LP, 3.75%, 3/1/28                                        14,631,228
          5,331,000                    Plains All American Pipeline LP/PAA Finance Corp.,
                                       4.9%, 2/15/45                                                                  5,089,566
          7,260,000                    Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                                    7,698,626
          4,525,000                    Sunoco Logistics Partners Operations LP,
                                       5.4%, 10/1/47                                                                  4,519,505
          3,715,000                    Sunoco Logistics Partners Operations LP,
                                       6.1%, 2/15/42                                                                  3,981,726
          2,275,000                    Targa Resources Partners LP/Targa Resources Partners
                                       Finance Corp., 5.0%, 1/15/28                                                   2,243,719
         10,494,000                    Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                           10,251,314
          5,253,000                    Williams Cos., Inc., 5.75%, 6/24/44                                            5,777,886
          8,175,000                    Williams Cos., Inc., 7.5%, 1/15/31                                            10,268,076
          8,690,000                    Williams Cos., Inc., 7.75%, 6/15/31                                           11,065,029
                                                                                                                 --------------
                                       Total Pipelines                                                           $  207,151,763
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 43

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       REITs -- 1.7%
EUR         640,000                    Equinix, Inc., 2.875%, 2/1/26                                             $      739,187
         12,440,000                    Essex Portfolio LP, 3.625%, 5/1/27                                            12,415,043
         10,165,000                    Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                          9,854,014
          3,820,000                    Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                         3,744,149
         10,831,000                    Highwoods Realty LP, 3.625%, 1/15/23                                          10,867,082
          4,185,000                    Highwoods Realty LP, 4.125%, 3/15/28                                           4,233,644
          5,383,000                    Hudson Pacific Properties LP, 4.65%, 4/1/29                                    5,483,749
            770,000                    SBA Tower Trust, 2.877%, 7/9/21 (144A)                                           762,945
         10,050,000                    SBA Tower Trust, 3.869%, 10/8/24 (144A)                                       10,232,098
         10,535,000                    UDR, Inc., 3.5%, 1/15/28                                                      10,374,062
          2,110,000                    UDR, Inc., 4.4%, 1/26/29                                                       2,216,815
          5,900,000                    Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
                                       LLC, 6.0%, 4/15/23 (144A)                                                      5,592,020
                                                                                                                 --------------
                                       Total REITs                                                               $   76,514,808
-------------------------------------------------------------------------------------------------------------------------------
                                       Retail -- 0.2%
          8,975,000                    Alimentation Couche-Tard, Inc., 3.55%,
                                       7/26/27 (144A)                                                            $    8,756,616
                                                                                                                 --------------
                                       Total Retail                                                              $    8,756,616
-------------------------------------------------------------------------------------------------------------------------------
                                       Software -- 0.3%
EUR       6,700,000                    IQVIA, Inc., 2.875%, 9/15/25 (144A)                                       $    7,583,525
          4,217,000                    SS&C Technologies, Inc., 5.5%, 9/30/27 (144A)                                  4,259,170
                                                                                                                 --------------
                                       Total Software                                                            $   11,842,695
-------------------------------------------------------------------------------------------------------------------------------
                                       Sovereign -- 0.1%
          5,000,000                    Instituto Costarricense de Electricidad, 6.95%,
                                       11/10/21 (144A)                                                           $    4,956,250
                                                                                                                 --------------
                                       Total Sovereign                                                           $    4,956,250
-------------------------------------------------------------------------------------------------------------------------------
                                       Telecommunications -- 0.6%
          1,425,000                    Crown Castle Towers LLC, 3.222%, 5/15/22 (144A)                           $    1,428,258
            681,000                    Digicel Group One, Ltd., 8.25%, 12/30/22 (144A)                                  413,708
            644,000                    Digicel Group Two, Ltd., 8.25%, 9/30/22 (144A)                                   215,740
          9,600,000                    Digicel, Ltd., 6.0%, 4/15/21 (144A)                                            7,994,016
            982,000                    Frontier Communications Corp., 8.75%, 4/15/22                                    697,220
          1,496,000                    Millicom International Cellular SA, 6.25%,
                                       3/25/29 (144A)                                                                 1,521,896
          4,425,000                    MTN Mauritius Investment, Ltd., 6.5%,
                                       10/13/26 (144A)                                                                4,493,588
          4,375,000                    Sprint Corp., 7.25%, 9/15/21                                                   4,593,750
          4,505,000                    Sprint Corp., 7.625%, 3/1/26                                                   4,565,818

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Telecommunications -- (continued)
          4,000,000                    Sprint Spectrum Co. LLC/Sprint Spectrum Co. II
                                       LLC/Sprint Spectrum Co. III LLC, 4.738%,
                                       3/20/25 (144A)                                                            $    4,045,000
          1,000,000(g)                 Windstream Services LLC/Windstream Finance Corp.,
                                       6.375%, 8/1/23                                                                   250,000
                                                                                                                 --------------
                                       Total Telecommunications                                                  $   30,218,994
-------------------------------------------------------------------------------------------------------------------------------
                                       Transportation -- 0.0%+
          3,385,344(g)                 Inversiones Alsacia SA, 8.0%, 6/28/19 (144A)                              $       84,633
                                                                                                                 --------------
                                       Total Transportation                                                      $       84,633
-------------------------------------------------------------------------------------------------------------------------------
                                       Trucking & Leasing -- 0.0%+
          2,080,000                    Fly Leasing, Ltd., 5.25%, 10/15/24                                        $    1,996,800
          1,000,000                    Fly Leasing, Ltd., 6.375%, 10/15/21                                            1,012,500
                                                                                                                 --------------
                                       Total Trucking & Leasing                                                  $    3,009,300
-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $1,505,979,267)                                                     $1,531,805,944
-------------------------------------------------------------------------------------------------------------------------------
                                       FOREIGN GOVERNMENT BONDS --
                                       3.4% of Net Assets
                                       Argentina -- 0.5%
          2,050,000                    Argentine Republic Government International Bond,
                                       6.625%, 7/6/28                                                            $    1,610,295
          4,090,000                    Argentine Republic Government International Bond,
                                       7.5%, 4/22/26                                                                  3,468,320
          8,500,000                    Autonomous City of Buenos Aires Argentina, 7.5%,
                                       6/1/27 (144A)                                                                  7,548,850
          1,451,652                    Province of Salta Argentina, 9.5%, 3/16/22 (144A)                              1,431,692
          2,315,000                    Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)                              1,915,662
          6,680,000                    Provincia del Chubut Argentina, 7.75%,
                                       7/26/26 (144A)                                                                 5,243,800
                                                                                                                 --------------
                                       Total Argentina                                                           $   21,218,619
-------------------------------------------------------------------------------------------------------------------------------
                                       Bahrain -- 0.1%
          5,010,000                    Bahrain Government International Bond, 7.0%,
                                       10/12/28 (144A)                                                           $    5,370,820
                                                                                                                 --------------
                                       Total Bahrain                                                             $    5,370,820
-------------------------------------------------------------------------------------------------------------------------------
                                       Egypt -- 0.5%
EGP     375,375,000(h)                 Egypt Treasury Bills, 2/4/20                                              $   18,948,206
EGP     101,975,000(h)                 Egypt Treasury Bills, 3/3/20                                                   5,089,747
                                                                                                                 --------------
                                       Total Egypt                                                               $   24,037,953
-------------------------------------------------------------------------------------------------------------------------------
                                       Indonesia -- 0.3%
IDR 219,632,000,000                    Indonesia Treasury Bond, 6.125%, 5/15/28                                  $   13,961,439
                                                                                                                 --------------
                                       Total Indonesia                                                           $   13,961,439
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 45

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Ivory Coast -- 0.0%+
          2,500,000                    Ivory Coast Government International Bond, 6.125%,
                                       6/15/33 (144A)                                                            $    2,300,750
                                                                                                                 --------------
                                       Total Ivory Coast                                                         $    2,300,750
-------------------------------------------------------------------------------------------------------------------------------
                                       Mexico -- 0.8%
MXN     176,043,000                    Mexican Bonos, 6.5%, 6/9/22                                               $    8,731,609
MXN      46,890,000                    Mexican Bonos, 7.5%, 6/3/27                                                    2,338,390
MXN     454,740,500                    Mexican Bonos, 8.0%, 12/7/23                                                  23,577,133
                                                                                                                 --------------
                                       Total Mexico                                                              $   34,647,132
-------------------------------------------------------------------------------------------------------------------------------
                                       Nigeria -- 0.3%
         10,915,000                    Africa Finance Corp., 4.375%, 4/29/20 (144A)                              $   11,009,415
                                                                                                                 --------------
                                       Total Nigeria                                                             $   11,009,415
-------------------------------------------------------------------------------------------------------------------------------
                                       Norway -- 0.2%
NOK      63,500,000                    Norway Government Bond, 2.0%, 5/24/23 (144A)                              $    7,562,480
                                                                                                                 --------------
                                       Total Norway                                                              $    7,562,480
-------------------------------------------------------------------------------------------------------------------------------
                                       Oman -- 0.1%
          7,369,000                    Oman Government International Bond, 5.625%,
                                       1/17/28 (144A)                                                            $    6,906,669
                                                                                                                 --------------
                                       Total Oman                                                                $    6,906,669
-------------------------------------------------------------------------------------------------------------------------------
                                       Russia -- 0.0%+
RUB          25,000                    Russian Federal Bond - OFZ, 7.6%, 7/20/22                                 $          378
                                                                                                                 --------------
                                       Total Russia                                                              $          378
-------------------------------------------------------------------------------------------------------------------------------
                                       Sri Lanka -- 0.1%
          3,725,000                    Sri Lanka Government International Bond, 7.85%,
                                       3/14/29 (144A)                                                            $    3,886,322
                                                                                                                 --------------
                                       Total Sri Lanka                                                           $    3,886,322
-------------------------------------------------------------------------------------------------------------------------------
                                       Uruguay -- 0.5%
UYU     313,503,000                    Uruguay Government International Bond, 8.5%,
                                       3/15/28 (144A)                                                            $    8,080,567
UYU     526,113,000                    Uruguay Government International Bond, 9.875%,
                                       6/20/22 (144A)                                                                15,469,328
                                                                                                                 --------------
                                       Total Uruguay                                                             $   23,549,895
-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL FOREIGN GOVERNMENT BONDS
                                       (Cost $172,641,715)                                                       $  154,451,872
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       INSURANCE-LINKED SECURITIES --
                                       4.4% of Net Assets(i)
                                       Catastrophe Linked Bonds -- 1.6%
                                       Earthquakes -- California -- 0.2%
          5,000,000(c)                 Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)                            $    4,945,000
          2,550,000(c)                 Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19 (144A)                                2,521,950
          2,000,000(c)                 Ursa Re, 6.0% (ZERO + 600 bps), 5/27/20 (144A)                                 1,988,400
                                                                                                                 --------------
                                                                                                                 $    9,455,350
-------------------------------------------------------------------------------------------------------------------------------
                                       Earthquakes -- Chile -- 0.1%
          1,950,000(c)                 International Bank for Reconstruction & Development,
                                       4.984% (3 Month USD LIBOR + 250 bps),
                                       2/15/21 (144A)                                                            $    1,947,465
-------------------------------------------------------------------------------------------------------------------------------
                                       Earthquakes -- Colombia -- 0.0%+
          1,550,000(c)                 International Bank for Reconstruction & Development,
                                       5.484% (3 Month USD LIBOR + 300 bps),
                                       2/15/21 (144A)                                                            $    1,550,775
-------------------------------------------------------------------------------------------------------------------------------
                                       Earthquakes -- Mexico -- 0.0%+
          1,350,000(c)                 International Bank for Reconstruction & Development,
                                       4.984% (3 Month USD LIBOR + 250 bps),
                                       2/14/20 (144A)                                                            $    1,345,680
-------------------------------------------------------------------------------------------------------------------------------
                                       Earthquakes -- U.S. -- 0.0%+
           650,000(c)                  Acorn Re, 5.329% (3 Month USD LIBOR + 275 bps),
                                       11/10/21 (144A)                                                           $      649,285
--------------------------------------------------------------------------------------------------------------------------------
                                       Health -- U.S. -- 0.1%
          2,900,000(c)                 Vitality Re VII, 4.546% (3 Month U.S. Treasury Bill +
                                       215 bps), 1/7/20 (144A)                                                   $    2,909,860
-------------------------------------------------------------------------------------------------------------------------------
                                       Hurricane -- Gulf Region -- 0.1%
          4,700,000(c)                 Alamo Re, 6.786% (3 Month U.S. Treasury Bill +
                                       439 bps), 6/7/19 (144A)                                                   $    4,682,610
-------------------------------------------------------------------------------------------------------------------------------
                                       Multiperil -- Europe -- 0.0%+
EUR       1,500,000(c)                 Lion II Re, DAC, 3.29% (3 Month EURIBOR + 329 bps),
                                       7/15/21 (144A)                                                            $    1,680,418
-------------------------------------------------------------------------------------------------------------------------------
                                       Multiperil -- U.S. -- 0.6%
          2,250,000(c)                 Bowline Re, 6.896% (3 Month U.S. Treasury Bill +
                                       450 bps), 5/23/22 (144A)                                                  $    2,233,350
          2,500,000(c)                 Kilimanjaro Re, 7.245% (3 Month USD LIBOR +
                                       465 bps), 5/6/22 (144A)                                                        2,467,250
          4,850,000(c)                 Kilimanjaro Re, 9.146% (3 Month U.S. Treasury Bill +
                                       675 bps), 12/6/19 (144A)                                                       4,864,550
          3,400,000(c)                 Kilimanjaro Re, 11.646% (3 Month U.S. Treasury Bill +
                                       925 bps), 12/6/19 (144A)                                                       3,410,200
          3,500,000(c)                 Kilimanjaro II Re, 8.061% (6 Month USD LIBOR +
                                       572 bps), 4/20/21 (144A)                                                       3,519,250
          4,500,000(c)                 Kilimanjaro II Re, 9.481% (6 Month USD LIBOR +
                                       714 bps), 4/20/21 (144A)                                                       4,502,250

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 47

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Multiperil -- U.S. -- (continued)
          1,650,000+(c)                Panthera Re, 5.896% (3 Month U.S. Treasury Bill +
                                       350 bps), 3/9/20 (144A)                                                   $    1,652,640
          3,000,000(c)                 Residential Reinsurance 2016, 6.216% (3 Month
                                       U.S. Treasury Bill + 382 bps), 12/6/20 (144A)                                  2,977,500
          3,150,000(c)                 Sanders Re, 5.432% (6 Month USD LIBOR + 307 bps),
                                       12/6/21 (144A)                                                                 3,115,350
                                                                                                                 --------------
                                                                                                                 $   28,742,340
-------------------------------------------------------------------------------------------------------------------------------
                                       Multiperil -- U.S. Regional -- 0.1%
            750,000(c)                 First Coast Re, 6.216% (3 Month U.S. Treasury Bill +
                                       382 bps), 6/7/19 (144A)                                                   $      750,450
          2,600,000(c)                 Long Point Re III, 5.342% (3 Month U.S. Treasury
                                       Bill + 275 bps), 6/1/22 (144A)                                                 2,594,540
                                                                                                                 --------------
                                                                                                                 $    3,344,990
-------------------------------------------------------------------------------------------------------------------------------
                                       Multiperil -- Worldwide -- 0.2%
          2,000,000(c)                 Galilei Re, 8.116% (6 Month USD LIBOR + 560 bps),
                                       1/8/20 (144A)                                                             $    1,991,400
          2,000,000(c)                 Galilei Re, 8.136% (6 Month USD LIBOR + 560 bps),
                                       1/8/21 (144A)                                                                  1,995,400
          1,900,000(c)                 Galilei Re, 9.296% (6 Month USD LIBOR + 678 bps),
                                       1/8/20 (144A)                                                                  1,895,250
          2,500,000(c)                 Galilei Re, 9.316% (6 Month USD LIBOR + 678 bps),
                                       1/8/21 (144A)                                                                  2,483,500
                                                                                                                 --------------
                                                                                                                 $    8,365,550
-------------------------------------------------------------------------------------------------------------------------------
                                       Pandemic -- Worldwide -- 0.1%
          2,400,000(c)                 International Bank for Reconstruction & Development,
                                       9.067% (6 Month USD LIBOR + 690 bps),
                                       7/15/20 (144A)                                                            $    2,407,440
-------------------------------------------------------------------------------------------------------------------------------
                                       Windstorm -- Florida -- 0.0%+
          1,800,000(c)                 Casablanca Re, 6.415% (6 Month USD LIBOR +
                                       393 bps), 6/4/20 (144A)                                                   $    1,810,620
-------------------------------------------------------------------------------------------------------------------------------
                                       Windstorm -- Texas -- 0.1%
          2,400,000(c)                 Alamo Re, 7.246% (3 Month U.S. Treasury Bill +
                                       485 bps), 6/8/20 (144A)                                                   $    2,401,200
-------------------------------------------------------------------------------------------------------------------------------
                                       Windstorm -- U.S. Multistate -- 0.0%+
          1,000,000(c)                 Citrus Re, 2.896% (1 Month U.S. Treasury Bill +
                                       50 bps), 4/9/20 (144A)                                                    $      350,000
                                                                                                                 --------------
                                       Total Catastrophe Linked Bonds                                            $   71,643,583
-------------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
--------------------------------------------------------------------------------------------------------------------------------
                                       Collateralized Reinsurance -- 0.4%
                                       Hurricane -- U.S. -- 0.0%+
            600,000+(a)                Oakmont Re 2018-2, 4/30/19                                                $       13,560
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Multiperil -- U.S. -- 0.0%+
          3,900,000+(a)                Kingsbarns Re 2017, 5/15/19                                               $      597,480
-------------------------------------------------------------------------------------------------------------------------------
                                       Multiperil -- U.S. Regional -- 0.0%+
          1,250,000+(a)                EC0012 Re, 6/15/19                                                        $    1,237,500
-------------------------------------------------------------------------------------------------------------------------------
                                       Multiperil -- Worldwide -- 0.3%
          2,302,789+                   Clarendon Re 2018, 1/15/20                                                $    2,050,222
            600,000+(a)                Dingle Re 2019, 2/1/20                                                           551,100
          6,147,969+                   Kilarney Re 2018, 4/15/19                                                      5,545,468
             12,000+                   Limestone Re 2016-1, 8/31/21                                                      44,274
             86,000+                   Limestone Re 2016-1, 8/31/21                                                     317,297
          1,000,000+                   Merion Re 2018-1, 12/31/21                                                        63,500
          1,038,576+                   Merion Re 2019-1, 12/31/22                                                       871,995
            850,000+                   Old Head Re 2019 12/30/99                                                        703,120
          2,400,000+                   Resilience Re, 4/8/19                                                          2,459,520
          4,500,000+                   Resilience Re, 5/1/19                                                             45,000
            850,864+                   Seminole Re 2018, 1/15/19                                                        519,027
            608,616+                   Walton Health Re 2018, 6/15/19                                                   304,308
                                                                                                                 --------------
                                                                                                                 $   13,474,831
-------------------------------------------------------------------------------------------------------------------------------
                                       Windstorm -- Florida -- 0.1%
          1,750,000+                   Formby Re 2018, 6/15/19                                                   $    1,782,752
            598,118+                   Formby Re 2018-2, 6/30/19                                                          4,905
          2,200,000+(a)                Portrush Re 2017, 6/15/19                                                      1,458,380
                                                                                                                 --------------
                                                                                                                 $    3,246,037
-------------------------------------------------------------------------------------------------------------------------------
                                       Windstorm -- U.S. Regional -- 0.0%+
          1,263,877+                   Hillside Re 2018, 7/1/19                                                  $       22,118
          1,250,000+(a)                Oakmont Re 2017, 4/15/19                                                          14,375
          1,087,740+                   Oakmont Re 2018, 4/15/19                                                       1,033,427
          2,800,000+(a)                Promissum Re 2018, 6/15/19                                                       204,960
            250,000+                   Resilience Re, 6/15/19                                                           260,800
                                                                                                                 --------------
                                                                                                                 $    1,535,680
                                                                                                                 --------------
                                       Total Collateralized Reinsurance                                          $   20,105,088
-------------------------------------------------------------------------------------------------------------------------------
                                       Industry Loss Warranties -- 0.1%
                                       Multiperil -- U.S. -- 0.1%
          3,193,100+                   Cypress Re 2018, 4/15/19                                                  $    2,985,229
                                                                                                                 --------------
                                       Total Industry Loss Warranties                                            $    2,985,229
-------------------------------------------------------------------------------------------------------------------------------
                                       Reinsurance Sidecars -- 2.3%
                                       All Natural Peril -- Worldwide -- 0.3%
          7,362,500+(a)                Eden Re II, 3/22/23 (144A)                                                $    7,570,859
            500,000+(a)                Lion Rock Re 2019, 1/31/20                                                       513,600
          3,000,000+(a)                Thopas Re 2019, 12/31/22                                                       3,051,000
          2,647,642+(a)                Versutus Re 2019-A, 12/31/21                                                   2,683,120
                                                                                                                 --------------
                                                                                                                 $   13,818,579
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 49

--------------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Multiperil -- U.S. -- 0.3%
         11,480,000+(a)                Carnoustie Re 2015, 7/1/19                                                $       36,736
         10,280,000+(a)                Carnoustie Re 2016, 11/30/20                                                     277,560
         10,188,000+(a)                Carnoustie Re 2017, 11/30/21                                                   2,589,789
          3,000,000+(a)                Carnoustie Re 2018, 12/31/21                                                     569,700
          1,000,000+(a)                Carnoustie Re 2019 12/30/99                                                    1,006,233
          2,800,000+(a)                Castle Stuart Re 2018, 12/1/21                                                 2,361,520
          3,000,000+(a)                Harambee Re 2018, 12/31/21                                                     2,643,600
          2,913,953+(a)                Harambee Re 2019, 12/31/22                                                     2,939,887
          3,554,000+(a)                Prestwick Re 2015-1, 7/1/19                                                       60,418
          2,500,014+(a)                Sector Re V, Series 7, Class G, 3/1/22 (144A)                                  1,560,126
                                                                                                                 --------------
                                                                                                                 $   14,045,569
-------------------------------------------------------------------------------------------------------------------------------
                                       Multiperil -- Worldwide -- 1.7%
            550,000+(a)                Alturas Re 2019-1, 3/10/23                                                $      561,770
          2,750,000+(a)                Alturas Re 2019-2, 3/10/22                                                     2,770,350
          2,133,500+(a)                Arlington Re 2015, 2/1/20                                                        103,688
          1,904,000+(a)                Arlington Re 2016, 2/28/19                                                       248,472
          4,000,000+(a)                Bantry Re 2016, 3/31/20                                                          322,400
          3,000,000+(a)                Bantry Re 2017, 3/31/20                                                          951,300
          2,500,000+(a)                Bantry Re 2018, 12/30/99                                                         153,500
          4,000,000+(a)                Bantry Re 2019, 12/30/99                                                       4,061,119
          3,605,000+(a)                Berwick Re 2017-1, 2/1/20                                                        119,326
         13,924,181+                   Berwick Re 2018-1, 12/31/21                                                    2,298,882
         10,719,955+(a)                Berwick Re 2019-1, 12/31/22                                                   10,922,880
          1,750,000+(a)                Blue Lotus Re, 12/31/21                                                        1,861,475
            155,000+(a)                Eden Re II, 3/22/22 (144A)                                                       375,457
            232,500+(a)                Eden Re II, 3/22/22 (144A)                                                       546,305
          6,500,000+(a)                Gleneagles Re 2016, 11/30/20                                                     403,000
          1,500,000+(a)                Gleneagles Re 2018, 12/31/21                                                     177,450
          1,156,688+(a)                Gleneagles Re 2019 12/30/99                                                    1,176,016
          2,737,878+                   Gullane Re 2018, 12/31/21                                                      2,553,893
          3,000,000+(a)                Limestone Re 2018, 3/1/22                                                      3,138,900
            500,000+(a)                Limestone Re 2019-B, 9/9/22                                                      505,400
          4,000,000+(a)                Lorenz Re 2017, 3/31/20                                                          238,400
          6,000,000+(a)                Lorenz Re 2018, 7/1/21                                                         4,171,800
          8,500,000+(a)                Merion Re 2018-2, 12/31/21                                                     8,424,350
         15,300,000+(a)                Pangaea Re 2015-1, 2/1/20                                                         27,540
         14,520,000+                   Pangaea Re 2015-2, 11/30/19                                                       13,068
         14,000,000+                   Pangaea Re 2016-1, 11/30/20                                                       18,200
          6,150,000+                   Pangaea Re 2016-2, 11/30/20                                                       23,985
          6,000,000+(a)                Pangaea Re 2017-1, 11/30/21                                                           --
          4,750,000+(a)                Pangaea Re 2018-1, 12/31/21                                                      279,300
          7,100,000+(a)                Pangaea Re 2018-3, 7/1/22                                                      6,058,430

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Multiperil -- Worldwide -- (continued)
          3,891,425+(a)                Pangaea Re 2019-1, 2/1/23                                                 $    3,937,344
            600,000+(a)                Sector Re V, Series 7, Class C, 12/1/22 (144A)                                   298,465
            750,000+(a)                Sector Re V, Series 7, Class C, 12/1/22 (144A)                                   373,082
          3,000,000+(a)                Sector Re V, Series 8, Class C, 12/1/23 (144A)                                 3,132,227
            900,000+(a)                Sector Re V, Series 8, Class D, 12/1/23 (144A)                                   939,668
          1,000,000+(a)                Sector Re V, Series 8, Class F, 3/1/23 (144A)                                  1,053,570
          2,499,986+(a)                Sector Re V, Series 8, Class G, 3/1/23 (144A)                                  2,633,909
          3,000,000+(a)                Silverton Re, 9/16/19 (144A)                                                      62,400
          5,855,000+(a)                St. Andrews Re 2017-1, 2/1/20                                                    396,969
          2,606,976+(a)                St. Andrews Re 2017-4, 6/1/19                                                    256,526
          1,000,000+(a)                Thopas Re 2018, 12/31/21                                                         211,200
          5,750,000+                   Versutus Re 2017, 11/30/21                                                        27,600
          3,000,000+(a)                Versutus Re 2018, 12/31/21                                                       209,700
            852,358+(a)                Versutus Re 2019-B, 12/31/21                                                     863,780
          1,250,000+(a)                Viribus Re 2018, 12/31/21                                                        512,984
          3,650,000+(a)                Viribus Re 2019, 12/31/22                                                      3,789,430
          1,826,168+                   Woburn Re 2018, 12/31/21                                                         776,121
          3,539,362+(a)                Woburn Re 2019, 12/31/22                                                       3,628,674
                                                                                                                 --------------
                                                                                                                 $   75,610,305
                                                                                                                 --------------
                                       Total Reinsurance Sidecars                                                $  103,474,453
-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INSURANCE-LINKED SECURITIES
                                       (Cost $205,202,911)                                                       $  198,208,353
-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
--------------------------------------------------------------------------------------------------------------------------------
                                       MUNICIPAL BONDS -- 0.5% of Net Assets(j)
                                       Municipal General Obligation -- 0.1%
         13,525,000(g)(k)              Commonwealth of Puerto Rico, Series A,
                                       8.0%, 7/1/35                                                              $    6,931,562
                                                                                                                 --------------
                                       Total Municipal General Obligation                                        $    6,931,562
-------------------------------------------------------------------------------------------------------------------------------
                                       Municipal Higher Education -- 0.3%
          2,300,000                    Amherst College, 3.794%, 11/1/42                                          $    2,303,299
          5,155,000                    California Educational Facilities Authority, Stanford
                                       University, Series U-7, 5.0%, 6/1/46                                           7,150,037
          2,840,000                    Massachusetts Development Finance Agency,
                                       Harvard University, Series A, 5.0%, 7/15/40                                    3,857,118
                                                                                                                 --------------
                                       Total Municipal Higher Education                                          $   13,310,454
-------------------------------------------------------------------------------------------------------------------------------
                                       Municipal Transportation -- 0.1%
          2,620,000                    Port Authority of New York & New Jersey,
                                       Consolidated-174TH, 4.458%, 10/1/62                                       $    2,941,762
                                                                                                                 --------------
                                       Total Municipal Transportation                                            $    2,941,762
-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL MUNICIPAL BONDS
                                       (Cost $24,838,932)                                                        $    23,183,778
--------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 51

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       SENIOR SECURED FLOATING RATE LOAN
                                       INTERESTS -- 4.9% of Net Assets*(c)
                                       Aerospace & Defense -- 0.0%+
          1,070,428                    American Airlines, Inc., 2017 Class B Term Loan,
                                       4.484% (LIBOR + 200 bps), 12/14/23                                        $    1,054,790
            943,250                    United Airlines, Inc., Refinanced Term Loan, 4.249%
                                       (LIBOR + 175 bps), 4/1/24                                                        939,713
                                                                                                                 --------------
                                       Total Aerospace & Defense                                                 $    1,994,503
-------------------------------------------------------------------------------------------------------------------------------
                                       Automobile -- 0.3%
          2,154,088                    American Axle & Manufacturing, Inc., Tranche B Term
                                       Loan, 4.74% (LIBOR + 225 bps), 4/6/24                                     $    2,108,761
          2,149,827                    Bombardier Recreational Products, Inc., Term B Loan,
                                       4.5% (LIBOR + 200 bps), 5/23/25                                                2,108,443
          4,595,511                    CWGS Group LLC, (aka Camping World, Inc.), Term
                                       Loan, 5.24% (LIBOR + 275 bps), 11/8/23                                         4,130,216
          3,308,333                    Goodyear Tire & Rubber Co., Second Lien Term Loan,
                                       4.49% (LIBOR + 200 bps), 3/3/25                                                3,225,625
          2,583,073                    Navistar, Inc., Tranche B Term Loan, 6.0% (LIBOR +
                                       350 bps), 11/6/24                                                              2,578,747
                                                                                                                 --------------
                                       Total Automobile                                                          $   14,151,792
-------------------------------------------------------------------------------------------------------------------------------
                                       Beverage, Food & Tobacco -- 0.2%
            487,575                    Albertson's LLC, 2017-1 Term B-5 Loan, 5.609%
                                       (LIBOR + 300 bps), 12/21/22                                               $      483,674
          1,365,078                    Albertson's LLC, 2017-1 Term B-6 Loan, 5.479%
                                       (LIBOR + 300 bps), 6/22/23                                                     1,355,124
          1,169,687                    Albertson's LLC, 2018 Term B-7 Loan, 5.499%
                                       (LIBOR + 300 bps), 11/17/25                                                    1,156,893
          4,883,101                    JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                                       4.984% (LIBOR + 250 bps), 10/30/22                                             4,853,802
                                                                                                                 --------------
                                       Total Beverage, Food & Tobacco                                            $    7,849,493
-------------------------------------------------------------------------------------------------------------------------------
                                       Building Materials -- 0.0%+
            941,149                    Summit Materials LLC, New Term Loan, 4.499%
                                       (LIBOR + 200 bps), 11/21/24                                               $      924,090
                                                                                                                 --------------
                                       Total Building Materials                                                  $      924,090
-------------------------------------------------------------------------------------------------------------------------------
                                       Buildings & Real Estate -- 0.3%
            833,617                    Builders FirstSource, Inc., Refinancing Term Loan,
                                       5.601% (LIBOR + 300 bps), 2/29/24                                         $      809,303
          9,038,379                    Uniti Group, Inc., Shortfall Term Loan, 7.499%
                                       (LIBOR + 500 bps), 10/24/22                                                    8,846,314
          2,075,344                    WireCo WorldGroup, Inc., (WireCo WorldGroup Finance
                                       LP), First Lien Initial Term Loan, 7.499% (LIBOR +
                                       500 bps), 9/29/23                                                              2,076,642
                                                                                                                 --------------
                                       Total Buildings & Real Estate                                             $   11,732,259
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Chemicals, Plastics & Rubber -- 0.4%
          3,784,762                    Axalta Coating Systems Dutch Holding B BV (Axalta
                                       Coating Systems U.S. Holdings, Inc.), Term B-3
                                       Dollar Loan, 4.351% (LIBOR + 175 bps), 6/1/24                             $    3,709,301
          1,648,857                    Element Solutions, Inc. (Macdermid, Inc.), Initial
                                       Term Loan, 4.749% (LIBOR + 225 bps), 1/30/26                                   1,637,864
            860,714                    Omnova Solutions, Inc., Term B-2 Loan, 5.749%
                                       (LIBOR + 325 bps), 8/25/23                                                       852,107
          3,314,983                    Reynolds Group Holdings, Inc., Incremental US Term
                                       Loan, 5.249% (LIBOR + 275 bps), 2/5/23                                         3,280,354
            597,093                    Tronox Blocked Borrower LLC, First Lien Blocked Dollar
                                       Term Loan, 5.499% (LIBOR + 300 bps), 9/23/24                                     595,547
          1,289,535                    Tronox Finance LLC, First Lien Initial Dollar Term
                                       Loan, 5.499% (LIBOR + 300 bps), 9/23/24                                        1,286,196
          4,793,547                    Univar USA, Inc., Term B-3 Loan, 4.749% (LIBOR +
                                       225 bps), 7/1/24                                                               4,747,860
            162,537                    WR Grace & Co-Conn, Term B-1 Loan, 4.351%
                                       (LIBOR + 175 bps), 4/3/25                                                        160,303
            278,635                    WR Grace & Co-Conn, Term B-2 Loan, 4.351%
                                       (LIBOR + 175 bps), 4/3/25                                                        274,804
                                                                                                                 --------------
                                       Total Chemicals, Plastics & Rubber                                        $   16,544,336
-------------------------------------------------------------------------------------------------------------------------------
                                       Computers & Electronics -- 0.0%+
          1,468,856                    ON Semiconductor Corp., 2018 New Replacement
                                       Term B-3 Loan, 4.249% (LIBOR + 175 bps), 3/31/23                          $    1,456,004
                                                                                                                 --------------
                                       Total Computers & Electronics                                             $    1,456,004
-------------------------------------------------------------------------------------------------------------------------------
                                       Construction & Building -- 0.0%+
          2,087,921                    Quikrete Holdings, Inc., First Lien Initial Term Loan,
                                       5.249% (LIBOR + 275 bps), 11/15/23                                        $    2,035,723
                                                                                                                 --------------
                                       Total Construction & Building                                             $    2,035,723
-------------------------------------------------------------------------------------------------------------------------------
                                       Diversified & Conglomerate Manufacturing -- 0.1%
          1,305,138                    Pelican Products, Inc., First Lien Term Loan, 5.981%
                                       (LIBOR + 350 bps), 5/1/25                                                 $    1,285,560
          2,058,658                    Ranpak Corp., Tranche B-1 USD Term Loan, 5.749%
                                       (LIBOR + 325 bps), 10/1/21                                                     2,059,945
                                                                                                                 --------------
                                       Total Diversified & Conglomerate Manufacturing                            $    3,345,505
-------------------------------------------------------------------------------------------------------------------------------
                                       Diversified & Conglomerate Service -- 0.2%
          1,179,865                    Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                                       First Lien Initial Term Loan, 6.249% (LIBOR +
                                       375 bps), 7/28/22                                                         $    1,142,502
            473,476                    AVSC Holding Corp. (aka PSAV, Inc.), First Lien
                                       Initial Term Loan, 5.759% (LIBOR + 325 bps), 3/3/25                              461,047
          1,893,477                    Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                                       Closing Date Term Loan, 5.249% (LIBOR +
                                       275 bps), 3/1/24                                                               1,869,809
          2,181,375                    Gates Global LLC, Initial B-2 Dollar Term Loan, 5.249%
                                       (LIBOR + 275 bps), 4/1/24                                                      2,161,704

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 53

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Diversified & Conglomerate Service -- (continued)
             15,000                    National Mentor Holdings, Inc. (aka Civitas Solutions,
                                       Inc.), First Lien Initial Term C Loan, 6.75%
                                       (LIBOR + 425 bps), 3/9/26                                                 $       14,998
            248,000                    National Mentor Holdings, Inc. (aka Civitas Solutions,
                                       Inc.), First Lien Initial Term Loan, 6.75%
                                       (LIBOR + 425 bps), 3/9/26                                                        247,961
            426,634                    NVA Holdings, Inc., First Lien Term B-3 Loan, 5.249%
                                       (LIBOR + 275 bps), 2/2/25                                                        413,657
            766,164                    West Corp., Initial Term B Loan, 6.629% (LIBOR +
                                       400 bps), 10/10/24                                                               720,194
                                                                                                                 --------------
                                       Total Diversified & Conglomerate Service                                  $    7,031,872
-------------------------------------------------------------------------------------------------------------------------------
                                       Educational Services -- 0.0%+
          1,334,754                    Laureate Education, Inc., Series 2024 Term Loan,
                                       5.999% (LIBOR + 350 bps), 4/26/24                                         $    1,336,263
                                                                                                                 --------------
                                       Total Educational Services                                                $    1,336,263
-------------------------------------------------------------------------------------------------------------------------------
                                       Electronics -- 0.4%
            923,779                    Avast Software BV, 2018 Refinancing Dollar Term Loan,
                                       5.101% (LIBOR + 250 bps), 9/29/23                                         $      923,722
          1,768,509                    First Data Corp., 2022D New Dollar Term Loan,
                                       4.486% (LIBOR + 200 bps), 7/8/22                                               1,766,022
          1,455,843                    First Data Corp., 2024A New Dollar Term Loan,
                                       4.486% (LIBOR + 200 bps), 4/26/24                                              1,453,113
          7,921,613                    Scientific Games International, Inc., Initial Term B-5
                                       Loan, 5.314% (LIBOR + 275 bps), 8/14/24                                        7,716,498
          1,840,055                    Sensata Technologies BV (Sensata Technologies
                                       Finance Co., LLC), Sixth Amendment Term Loan,
                                       4.249% (LIBOR + 175 bps), 10/14/21                                             1,847,448
          3,747,850                    Verint Systems, Inc., Refinancing Term Loan, 4.489%
                                       (LIBOR + 200 bps), 6/28/24                                                     3,738,481
                                                                                                                 --------------
                                       Total Electronics                                                         $   17,445,284
-------------------------------------------------------------------------------------------------------------------------------
                                       Entertainment & Leisure -- 0.1%
          3,869,017                    Sabre GLBL, Inc. (fka Sabre, Inc.), 2018 Other Term B
                                       Loan, 4.499% (LIBOR + 200 bps), 2/22/24                                   $    3,847,738
                                                                                                                 --------------
                                       Total Entertainment & Leisure                                             $    3,847,738
-------------------------------------------------------------------------------------------------------------------------------
                                       Financial Services -- 0.2%
          5,924,017                    RPI Finance Trust, Initial Term Loan B-6, 4.499%
                                       (LIBOR + 200 bps), 3/27/23                                                $    5,895,014
          2,548,616                    Trans Union LLC, 2017 Replacement Term B-3 Loan,
                                       4.499% (LIBOR + 200 bps), 4/10/23                                              2,529,274
                                                                                                                 --------------
                                       Total Financial Services                                                  $    8,424,288
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Healthcare & Pharmaceuticals -- 0.4%
          2,382,563                    Endo Luxembourg Finance Co. I S.a r.l., Initial Term
                                       Loan, 6.75% (LIBOR + 425 bps), 4/29/24                                    $    2,347,567
          6,401,642                    Gentiva Health Services, Inc., First Lien Closing Date
                                       Initial Term Loan, 6.25% (LIBOR + 375 bps),
                                       7/2/25                                                                         6,397,564
          2,902,256                    HC Group Holdings III, Inc., First Lien Refinancing
                                       Term Loan, 6.249% (LIBOR + 375 bps), 4/7/22                                    2,895,000
          1,715,499                    Prestige Brands, Inc., Term B-4 Loan, 4.499% (LIBOR +
                                       200 bps), 1/26/24                                                              1,701,024
          3,233,565                    Prospect Medical Holdings, Inc., Term B-1 Loan, 8.0%
                                       (LIBOR + 550 bps), 2/22/24                                                     2,958,712
          1,587,919                    Sterigenics-Nordion Holdings LLC, Incremental Term
                                       Loan, 5.499% (LIBOR + 300 bps), 5/15/22                                        1,559,137
                                                                                                                 --------------
                                       Total Healthcare & Pharmaceuticals                                        $   17,859,004
-------------------------------------------------------------------------------------------------------------------------------
                                       Healthcare, Education & Childcare -- 0.5%
          4,286,719                    Alliance HealthCare Services, Inc., First Lien Initial
                                       Term Loan, 6.999% (LIBOR + 450 bps), 10/24/23                             $    4,254,569
            656,758                    Kinetic Concepts, Inc., Dollar Term Loan, 5.851%
                                       (LIBOR + 325 bps), 2/2/24                                                        653,200
          1,819,463                    KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
                                       Term B-3 Loan, 6.351% (LIBOR + 375 bps), 2/21/25                               1,796,152
          9,341,636                    Regionalcare Hospital Partners Holdings, Inc., First
                                       Lien Term B Loan, 6.982% (LIBOR + 450 bps),
                                       11/16/25                                                                       9,265,735
          1,761,455                    Select Medical Corp., Tranche B Term Loan, 4.99%
                                       (LIBOR + 250 bps), 3/6/25                                                      1,754,805
          1,098,211                    Vizient, Inc., Term B-4 Loan, 5.249% (LIBOR +
                                       275 bps), 2/13/23                                                              1,096,152
                                                                                                                 --------------
                                       Total Healthcare, Education & Childcare                                   $   18,820,613
-------------------------------------------------------------------------------------------------------------------------------
                                       Hotel, Gaming & Leisure -- 0.1%
          4,331,686                    Golden Nugget, Inc. (aka Landry's, Inc.), Initial B
                                       Term Loan, 5.242% (LIBOR + 275 bps), 10/4/23                              $    4,294,801
                                                                                                                 --------------
                                       Total Hotel, Gaming & Leisure                                             $    4,294,801
-------------------------------------------------------------------------------------------------------------------------------
                                       Insurance -- 0.1%
            486,968                    Alliant Holdings Intermediate LLC, Initial Term Loan,
                                       5.232% (LIBOR + 275 bps), 5/9/25                                          $      469,924
          4,830,044                    Confie Seguros Holding II Co., Term B Loan, 7.379%
                                       (LIBOR + 475 bps), 4/19/22                                                     4,807,401
                                                                                                                 --------------
                                       Total Insurance                                                           $    5,277,325
-------------------------------------------------------------------------------------------------------------------------------
                                       Leisure & Entertainment -- 0.2%
             89,631                    CBS Radio, Inc., Additional Term B-1 Loan, 5.249%
                                       (LIBOR + 275 bps), 11/18/24                                               $       87,390
          5,646,084                    Fitness International LLC, Term B Loan, 5.749%
                                       (LIBOR + 325 bps), 4/18/25                                                     5,603,738

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 55

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Leisure & Entertainment -- (continued)
          3,621,648                    MCC Iowa LLC, Tranche M Term Loan, 4.41%
                                       (LIBOR + 200 bps), 1/15/25                                                $    3,595,996
          1,230,704                    Six Flags Theme Parks, Inc., Tranche B Term Loan,
                                       4.5% (LIBOR + 175 bps), 6/30/22                                                1,229,934
                                                                                                                 --------------
                                       Total Leisure & Entertainment                                             $   10,517,058
-------------------------------------------------------------------------------------------------------------------------------
                                       Machinery -- 0.1%
          1,086,863                    Clark Equipment Co., (aka Doosan Bobcat, Inc.),
                                       Repriced Term Loan, 4.601% (LIBOR +
                                       200 bps), 5/18/24                                                         $    1,067,164
          4,919,421                    NN, Inc., Tranche B Term Loan, 6.249% (LIBOR +
                                       375 bps), 10/19/22                                                             4,845,629
          1,578,067                    Terex Corp., Incremental US Term Loan, 4.499%
                                       (LIBOR + 200 bps), 1/31/24                                                     1,551,931
                                                                                                                 --------------
                                       Total Machinery                                                           $    7,464,724
-------------------------------------------------------------------------------------------------------------------------------
                                       Metals & Mining -- 0.1%
          1,595,242                    Atkore International, Inc., First Lien Initial
                                       Incremental Term Loan, 5.36% (LIBOR + 275 bps),
                                       12/22/23                                                                  $    1,581,284
          3,232,482                    BWay Holding Co., Initial Term Loan, 6.033% (LIBOR +
                                       325 bps), 4/3/24                                                               3,161,367
                                                                                                                 --------------
                                       Total Metals & Mining                                                     $    4,742,651
-------------------------------------------------------------------------------------------------------------------------------
                                       Personal, Food & Miscellaneous Services -- 0.3%
          2,243,549                    CSM Bakery Solutions, Ltd. (fka CSM Bakery Supplies,
                                       Ltd.), First Lien Term Loan, 6.8% (LIBOR +
                                       400 bps), 7/3/20                                                          $    2,153,807
          1,400,704                    Prime Security Services Borrower LLC (aka Protection
                                       1 Security Solutions), First Lien December 2018
                                       Incremental Term B-1 Loan, 5.249% (LIBOR +
                                       275 bps), 5/2/22                                                               1,388,699
         13,139,167                    Revlon Consumer Products Corp., Initial Term B Loan,
                                       6.129% (LIBOR + 350 bps), 9/7/23                                               9,571,883
                                                                                                                 --------------
                                       Total Personal, Food & Miscellaneous Services                             $   13,114,389
-------------------------------------------------------------------------------------------------------------------------------
                                       Professional & Business Services -- 0.1%
          3,134,495                    GW Honos Security Corp. (Garda World Security Corp.),
                                       Term B Loan, 6.12% (LIBOR + 275 bps), 5/24/24                             $    3,113,597
                                                                                                                 --------------
                                       Total Professional & Business Services                                    $    3,113,597
-------------------------------------------------------------------------------------------------------------------------------
                                       Retail -- 0.2%
          2,304,320                    PetSmart, Inc., Tranche B-2 Term Loan, 5.49%
                                       (LIBOR + 300 bps), 3/11/22                                                $    2,072,448
          6,221,250                    Staples, Inc., Closing Date Term Loan, 6.489%
                                       (LIBOR + 400 bps), 9/12/24                                                     6,189,590
                                                                                                                 --------------
                                       Total Retail                                                              $    8,262,038
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       Telecommunications -- 0.4%
         17,005,492                    Virgin Media Bristol LLC, Facility K, 4.984% (LIBOR +
                                       250 bps), 1/15/26                                                         $   16,836,951
                                                                                                                 --------------
                                       Total Telecommunications                                                  $   16,836,951
-------------------------------------------------------------------------------------------------------------------------------
                                       Transport -- 0.0%+
          1,485,003                    Navios Maritime Partners LP (Navios Partners Finance
                                       (US), Inc.), Initial Term Loan, 7.6% (LIBOR +
                                       500 bps), 9/14/20                                                         $    1,478,197
                                                                                                                 --------------
                                       Total Transport                                                           $    1,478,197
-------------------------------------------------------------------------------------------------------------------------------
                                       Transportation -- 0.0%+
          2,296,844                    DynCorp International, Inc., Term Loan B2, 8.482%
                                       (LIBOR + 600 bps), 7/7/20                                                 $    2,285,360
                                                                                                                 --------------
                                       Total Transportation                                                      $    2,285,360
-------------------------------------------------------------------------------------------------------------------------------
                                       Utilities -- 0.2%
          3,521,210                    APLP Holdings, Ltd. Partnership, Term Loan, 5.249%
                                       (LIBOR + 275 bps), 4/13/23                                                $    3,530,013
          5,682,130                    Calpine Corp., Term Loan, 5.11% (LIBOR +
                                       250 bps), 1/15/24                                                              5,637,934
          1,126,637                    Eastern Power LLC (Eastern Covert Midco LLC)
                                       (aka TPF II LC LLC), Term Loan, 6.249% (LIBOR +
                                       375 bps), 10/2/23                                                              1,124,102
          1,930,213                    Vistra Operations Co. LLC (fka Tex Operations Co.
                                       LLC), Initial Term Loan, 4.499% (LIBOR + 200 bps),
                                       8/4/23                                                                         1,911,761
                                                                                                                 --------------
                                       Total Utilities                                                           $   12,203,810
-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL SENIOR SECURED FLOATING RATE
                                       LOAN INTERESTS
                                       (Cost $228,977,400)                                                       $  224,389,668
-------------------------------------------------------------------------------------------------------------------------------
                                       SUPRANATIONAL BOND -- 0.2% of Net Assets
IDR 152,569,000,000                    International Bank for Reconstruction & Development,
                                       7.45%, 8/20/21                                                            $   10,709,122
-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL SUPRANATIONAL BOND
                                       (Cost $10,884,982)                                                        $   10,709,122
-------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY
                                       OBLIGATIONS -- 16.8% of Net Assets
          1,292,698                    Fannie Mae, 3.0%, 5/1/46                                                  $    1,291,519
         23,390,000                    Fannie Mae, 3.0%, 5/1/49 (TBA)                                                23,263,169
          2,616,506                    Fannie Mae, 3.5%, 11/1/40                                                      2,672,164
          1,001,062                    Fannie Mae, 3.5%, 6/1/42                                                       1,022,367
          4,146,764                    Fannie Mae, 3.5%, 7/1/42                                                       4,235,019
          5,808,495                    Fannie Mae, 3.5%, 8/1/42                                                       5,932,121
          9,819,834                    Fannie Mae, 3.5%, 8/1/42                                                      10,028,262
            277,445                    Fannie Mae, 3.5%, 11/1/42                                                        283,887
            584,155                    Fannie Mae, 3.5%, 11/1/42                                                        597,720

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 57

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
            707,027                    Fannie Mae, 3.5%, 11/1/42                                                 $      723,443
          1,216,633                    Fannie Mae, 3.5%, 11/1/42                                                      1,242,529
             25,045                    Fannie Mae, 3.5%, 12/1/42                                                         25,626
            938,051                    Fannie Mae, 3.5%, 12/1/42                                                        959,829
          2,749,280                    Fannie Mae, 3.5%, 12/1/44                                                      2,804,579
          7,047,772                    Fannie Mae, 3.5%, 2/1/45                                                       7,211,369
          8,587,517                    Fannie Mae, 3.5%, 6/1/45                                                       8,747,025
          2,284,511                    Fannie Mae, 3.5%, 9/1/45                                                       2,338,434
          7,506,182                    Fannie Mae, 3.5%, 9/1/45                                                       7,633,489
          3,853,990                    Fannie Mae, 3.5%, 5/1/46                                                       3,939,112
          1,460,426                    Fannie Mae, 3.5%, 6/1/46                                                       1,492,660
            562,095                    Fannie Mae, 3.5%, 7/1/46                                                         574,365
          1,043,581                    Fannie Mae, 3.5%, 9/1/46                                                       1,065,727
            714,918                    Fannie Mae, 3.5%, 10/1/46                                                        728,054
          1,421,459                    Fannie Mae, 3.5%, 10/1/46                                                      1,444,164
            353,712                    Fannie Mae, 3.5%, 7/1/47                                                         359,214
             16,160                    Fannie Mae, 4.0%, 12/1/23                                                         16,621
              9,293                    Fannie Mae, 4.0%, 12/1/30                                                          9,660
            572,427                    Fannie Mae, 4.0%, 9/1/37                                                         593,424
          8,067,212                    Fannie Mae, 4.0%, 10/1/40                                                      8,446,416
          3,404,296                    Fannie Mae, 4.0%, 12/1/40                                                      3,559,576
            151,882                    Fannie Mae, 4.0%, 4/1/41                                                         158,496
              7,363                    Fannie Mae, 4.0%, 11/1/41                                                          7,636
          1,343,356                    Fannie Mae, 4.0%, 11/1/41                                                      1,393,374
             57,519                    Fannie Mae, 4.0%, 12/1/41                                                         59,660
          2,816,685                    Fannie Mae, 4.0%, 12/1/41                                                      2,921,565
         11,371,764                    Fannie Mae, 4.0%, 12/1/41                                                     11,795,224
          1,499,344                    Fannie Mae, 4.0%, 1/1/42                                                       1,555,156
          4,174,857                    Fannie Mae, 4.0%, 1/1/42                                                       4,330,287
          1,500,100                    Fannie Mae, 4.0%, 2/1/42                                                       1,555,825
          3,085,784                    Fannie Mae, 4.0%, 2/1/42                                                       3,200,666
            483,191                    Fannie Mae, 4.0%, 4/1/42                                                         501,181
          2,207,966                    Fannie Mae, 4.0%, 4/1/42                                                       2,290,161
          4,502,889                    Fannie Mae, 4.0%, 4/1/42                                                       4,670,519
            224,930                    Fannie Mae, 4.0%, 5/1/42                                                         233,303
          5,147,086                    Fannie Mae, 4.0%, 5/1/42                                                       5,338,398
            230,507                    Fannie Mae, 4.0%, 6/1/42                                                         239,089
             94,502                    Fannie Mae, 4.0%, 7/1/42                                                          98,138
          1,079,435                    Fannie Mae, 4.0%, 7/1/42                                                       1,127,625
          8,318,588                    Fannie Mae, 4.0%, 8/1/42                                                       8,628,241
            342,174                    Fannie Mae, 4.0%, 11/1/42                                                        351,953
          2,252,349                    Fannie Mae, 4.0%, 8/1/43                                                       2,344,514

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
          2,491,175                    Fannie Mae, 4.0%, 8/1/43                                                  $    2,602,369
          2,939,923                    Fannie Mae, 4.0%, 10/1/43                                                      3,071,156
          1,389,927                    Fannie Mae, 4.0%, 11/1/43                                                      1,456,694
          5,346,934                    Fannie Mae, 4.0%, 11/1/43                                                      5,565,768
            822,119                    Fannie Mae, 4.0%, 12/1/43                                                        858,816
             11,050                    Fannie Mae, 4.0%, 2/1/44                                                          11,436
          1,375,797                    Fannie Mae, 4.0%, 2/1/44                                                       1,437,180
          2,498,182                    Fannie Mae, 4.0%, 2/1/44                                                       2,609,648
            348,426                    Fannie Mae, 4.0%, 6/1/44                                                         359,541
          7,347,446                    Fannie Mae, 4.0%, 7/1/44                                                       7,601,149
          4,096,915                    Fannie Mae, 4.0%, 8/1/44                                                       4,237,334
            105,112                    Fannie Mae, 4.0%, 9/1/44                                                         108,725
              8,250                    Fannie Mae, 4.0%, 10/1/44                                                          8,535
             91,686                    Fannie Mae, 4.0%, 10/1/44                                                         94,837
            100,648                    Fannie Mae, 4.0%, 10/1/44                                                        104,107
            239,273                    Fannie Mae, 4.0%, 10/1/44                                                        246,106
            339,539                    Fannie Mae, 4.0%, 10/1/44                                                        351,193
             81,070                    Fannie Mae, 4.0%, 11/1/44                                                         83,845
            110,554                    Fannie Mae, 4.0%, 11/1/44                                                        114,343
            212,913                    Fannie Mae, 4.0%, 11/1/44                                                        220,178
            240,749                    Fannie Mae, 4.0%, 11/1/44                                                        247,624
            303,207                    Fannie Mae, 4.0%, 11/1/44                                                        313,599
             67,969                    Fannie Mae, 4.0%, 12/1/44                                                         70,296
             23,924                    Fannie Mae, 4.0%, 1/1/45                                                          24,741
          2,898,834                    Fannie Mae, 4.0%, 10/1/45                                                      2,997,607
          4,629,696                    Fannie Mae, 4.0%, 10/1/45                                                      4,787,669
          7,111,881                    Fannie Mae, 4.0%, 6/1/46                                                       7,352,158
          8,004,488                    Fannie Mae, 4.0%, 7/1/46                                                       8,273,809
            458,294                    Fannie Mae, 4.0%, 2/1/47                                                         477,038
          4,033,209                    Fannie Mae, 4.0%, 4/1/47                                                       4,188,238
          6,222,346                    Fannie Mae, 4.0%, 4/1/47                                                       6,461,533
            531,364                    Fannie Mae, 4.0%, 6/1/47                                                         552,316
          1,824,558                    Fannie Mae, 4.0%, 6/1/47                                                       1,896,498
          3,238,823                    Fannie Mae, 4.0%, 7/1/47                                                       3,366,528
            111,090                    Fannie Mae, 4.5%, 8/1/40                                                         117,451
          3,453,047                    Fannie Mae, 4.5%, 11/1/40                                                      3,640,087
            184,244                    Fannie Mae, 4.5%, 12/1/40                                                        194,788
          9,356,071                    Fannie Mae, 4.5%, 12/1/40                                                      9,891,813
            454,342                    Fannie Mae, 4.5%, 3/1/41                                                         480,357
            890,333                    Fannie Mae, 4.5%, 3/1/41                                                         941,044
              3,671                    Fannie Mae, 4.5%, 4/1/41                                                           3,881
          2,317,233                    Fannie Mae, 4.5%, 5/1/41                                                       2,449,914

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 59

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
          4,527,597                    Fannie Mae, 4.5%, 5/1/41                                                  $    4,813,217
          1,884,735                    Fannie Mae, 4.5%, 7/1/41                                                       1,992,086
          7,760,343                    Fannie Mae, 4.5%, 7/1/41                                                       8,204,725
          8,523,899                    Fannie Mae, 4.5%, 8/1/41                                                       9,012,013
            405,645                    Fannie Mae, 4.5%, 9/1/41                                                         428,750
             19,257                    Fannie Mae, 4.5%, 12/1/41                                                         20,063
          4,716,833                    Fannie Mae, 4.5%, 9/1/43                                                       4,969,419
          2,320,600                    Fannie Mae, 4.5%, 11/1/43                                                      2,444,614
          3,298,047                    Fannie Mae, 4.5%, 2/1/44                                                       3,474,337
          3,402,325                    Fannie Mae, 4.5%, 2/1/44                                                       3,584,311
          3,915,889                    Fannie Mae, 4.5%, 2/1/44                                                       4,125,494
            834,650                    Fannie Mae, 4.5%, 1/1/47                                                         874,163
            580,637                    Fannie Mae, 4.5%, 2/1/47                                                         606,063
             56,658                    Fannie Mae, 5.0%, 2/1/22                                                          58,014
              3,391                    Fannie Mae, 5.0%, 4/1/22                                                           3,467
              8,240                    Fannie Mae, 5.0%, 6/1/22                                                           8,425
              9,828                    Fannie Mae, 5.0%, 6/1/22                                                          10,091
          2,445,102                    Fannie Mae, 5.0%, 6/1/35                                                       2,630,102
            679,861                    Fannie Mae, 5.0%, 7/1/35                                                         731,068
          1,450,529                    Fannie Mae, 5.0%, 7/1/35                                                       1,559,543
            647,984                    Fannie Mae, 5.0%, 8/1/35                                                         693,209
            258,086                    Fannie Mae, 5.0%, 5/1/38                                                         277,701
            820,986                    Fannie Mae, 5.0%, 1/1/39                                                         882,047
            250,422                    Fannie Mae, 5.0%, 7/1/39                                                         269,436
            505,123                    Fannie Mae, 5.0%, 7/1/39                                                         543,387
            538,974                    Fannie Mae, 5.0%, 7/1/39                                                         578,983
            182,102                    Fannie Mae, 5.0%, 6/1/40                                                         196,420
          1,521,620                    Fannie Mae, 5.0%, 6/1/40                                                       1,640,477
          1,045,882                    Fannie Mae, 5.0%, 7/1/40                                                       1,128,116
            347,729                    Fannie Mae, 5.0%, 10/1/40                                                        375,071
            300,725                    Fannie Mae, 5.0%, 5/1/41                                                         324,372
            262,771                    Fannie Mae, 5.0%, 7/1/41                                                         282,227
            347,279                    Fannie Mae, 5.0%, 12/1/41                                                        374,592
          7,040,139                    Fannie Mae, 5.0%, 9/1/43                                                       7,588,265
         18,369,554                    Fannie Mae, 5.0%, 11/1/44                                                     19,787,815
             61,485                    Fannie Mae, 5.5%, 3/1/21                                                          62,206
              6,552                    Fannie Mae, 5.5%, 5/1/33                                                           6,993
             11,225                    Fannie Mae, 5.5%, 6/1/33                                                          12,279
             33,019                    Fannie Mae, 5.5%, 7/1/33                                                          36,123
             64,484                    Fannie Mae, 5.5%, 4/1/34                                                          70,952
             87,372                    Fannie Mae, 5.5%, 12/1/35                                                         96,063
             58,019                    Fannie Mae, 5.5%, 3/1/36                                                          63,809

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
             81,379                    Fannie Mae, 5.5%, 4/1/36                                                  $       86,861
                893                    Fannie Mae, 6.0%, 3/1/32                                                             985
              1,444                    Fannie Mae, 6.0%, 10/1/32                                                          1,593
              3,764                    Fannie Mae, 6.0%, 11/1/32                                                          4,054
             39,340                    Fannie Mae, 6.0%, 12/1/32                                                         43,218
              6,764                    Fannie Mae, 6.0%, 1/1/33                                                           7,458
              3,686                    Fannie Mae, 6.0%, 3/1/33                                                           4,063
             29,926                    Fannie Mae, 6.0%, 5/1/33                                                          32,295
             50,229                    Fannie Mae, 6.0%, 12/1/33                                                         55,402
             47,387                    Fannie Mae, 6.0%, 1/1/34                                                          52,274
            141,432                    Fannie Mae, 6.0%, 6/1/37                                                         155,531
             82,287                    Fannie Mae, 6.0%, 12/1/37                                                         90,631
            120,428                    Fannie Mae, 6.0%, 4/1/38                                                         131,864
             60,992                    Fannie Mae, 6.0%, 7/1/38                                                          66,235
                272                    Fannie Mae, 6.5%, 4/1/29                                                             300
                695                    Fannie Mae, 6.5%, 5/1/31                                                             767
                181                    Fannie Mae, 6.5%, 6/1/31                                                             200
                533                    Fannie Mae, 6.5%, 2/1/32                                                             594
              1,995                    Fannie Mae, 6.5%, 3/1/32                                                           2,204
              1,405                    Fannie Mae, 6.5%, 8/1/32                                                           1,587
             11,802                    Fannie Mae, 6.5%, 10/1/32                                                         13,035
                593                    Fannie Mae, 7.0%, 5/1/28                                                             657
                262                    Fannie Mae, 7.0%, 2/1/29                                                             299
                309                    Fannie Mae, 7.0%, 7/1/31                                                             313
                475                    Fannie Mae, 7.5%, 1/1/28                                                             506
         10,588,939                    Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                               10,594,751
          1,462,209                    Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                 1,463,012
          1,895,313                    Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                1,936,349
          1,847,423                    Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                1,888,153
          9,004,107                    Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                 9,213,059
            450,258                    Federal Home Loan Mortgage Corp., 3.5%, 7/1/45                                   461,056
         14,182,468                    Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                14,495,051
          2,834,900                    Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                                 2,882,217
            678,588                    Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                   691,876
          5,492,475                    Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                                5,701,004
            571,835                    Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                   595,665
            789,091                    Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                   821,974
          1,091,834                    Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                 1,137,326
          1,327,829                    Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                 1,383,157
          3,521,449                    Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                3,637,575
          2,111,708                    Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                 2,181,122
          8,698,200                    Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                                 8,983,204

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 61

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
            255,895                    Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                            $      263,393
            517,002                    Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                                   533,500
          4,035,801                    Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                 4,167,095
          5,423,487                    Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                 5,599,082
             83,385                    Federal Home Loan Mortgage Corp., 4.0%, 10/1/46                                   85,830
          2,807,291                    Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                 2,917,321
          4,309,964                    Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                 4,478,889
          8,283,861                    Federal Home Loan Mortgage Corp., 4.0%, 8/1/48                                 8,547,409
            240,708                    Federal Home Loan Mortgage Corp., 4.5%, 10/1/35                                  254,810
            948,428                    Federal Home Loan Mortgage Corp., 4.5%, 7/1/40                                 1,004,315
            536,462                    Federal Home Loan Mortgage Corp., 4.5%, 11/1/40                                  568,092
             93,982                    Federal Home Loan Mortgage Corp., 4.5%, 9/1/41                                    99,520
             46,955                    Federal Home Loan Mortgage Corp., 4.5%, 9/1/43                                    49,259
            347,502                    Federal Home Loan Mortgage Corp., 4.5%, 10/1/43                                  364,555
          1,139,984                    Federal Home Loan Mortgage Corp., 4.5%, 11/1/43                                1,195,927
             20,111                    Federal Home Loan Mortgage Corp., 4.5%, 3/1/44                                    21,098
             59,097                    Federal Home Loan Mortgage Corp., 4.5%, 5/1/44                                    61,998
          7,712,214                    Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                 8,085,024
             75,514                    Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                                   76,699
             77,820                    Federal Home Loan Mortgage Corp., 5.0%, 4/1/23                                    80,823
             19,968                    Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                                    21,507
             25,647                    Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                                   27,649
            130,401                    Federal Home Loan Mortgage Corp., 5.0%, 12/1/34                                  140,473
             94,071                    Federal Home Loan Mortgage Corp., 5.0%, 7/1/35                                   101,332
            193,200                    Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                   208,119
            272,356                    Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                   293,384
          3,940,248                    Federal Home Loan Mortgage Corp., 5.0%, 11/1/39                                4,253,355
          1,855,625                    Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                 2,037,749
             58,700                    Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                                    63,480
              2,748                    Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                                     2,971
             13,757                    Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                                    14,877
             41,088                    Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                    45,271
             60,199                    Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                                    65,189
             55,833                    Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                                    60,380
             43,515                    Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                                   47,238
              3,599                    Federal Home Loan Mortgage Corp., 6.0%, 10/1/37                                    3,956
             88,180                    Federal Home Loan Mortgage Corp., 6.0%, 12/1/37                                   97,138
              2,045                    Federal Home Loan Mortgage Corp., 6.5%, 9/1/32                                     2,264
          5,872,877                    Government National Mortgage Association I,
                                       3.5%, 7/15/42                                                                  6,049,441
          1,769,910                    Government National Mortgage Association I,
                                       3.5%, 10/15/42                                                                 1,820,650

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
          4,581,724                    Government National Mortgage Association I,
                                       3.5%, 9/15/44                                                             $    4,682,787
            237,058                    Government National Mortgage Association I,
                                       3.5%, 10/15/44                                                                   242,287
          7,192,214                    Government National Mortgage Association I,
                                       3.5%, 10/15/44                                                                 7,388,046
          3,245,854                    Government National Mortgage Association I,
                                       3.5%, 8/15/46                                                                  3,317,450
              6,322                    Government National Mortgage Association I,
                                       4.0%, 3/15/39                                                                      6,569
              8,220                    Government National Mortgage Association I,
                                       4.0%, 4/15/39                                                                      8,542
             10,016                    Government National Mortgage Association I,
                                       4.0%, 4/15/39                                                                     10,409
             13,693                    Government National Mortgage Association I,
                                       4.0%, 7/15/39                                                                     14,228
             10,998                    Government National Mortgage Association I,
                                       4.0%, 1/15/40                                                                     11,430
            161,159                    Government National Mortgage Association I,
                                       4.0%, 4/15/40                                                                    167,489
            345,246                    Government National Mortgage Association I,
                                       4.0%, 7/15/40                                                                    358,793
            129,008                    Government National Mortgage Association I,
                                       4.0%, 8/15/40                                                                    134,025
            223,875                    Government National Mortgage Association I,
                                       4.0%, 8/15/40                                                                    233,604
             53,974                    Government National Mortgage Association I,
                                       4.0%, 9/15/40                                                                     56,074
             11,451                    Government National Mortgage Association I,
                                       4.0%, 10/15/40                                                                    11,902
             19,819                    Government National Mortgage Association I,
                                       4.0%, 10/15/40                                                                    20,598
             62,101                    Government National Mortgage Association I,
                                       4.0%, 10/15/40                                                                    64,542
              9,488                    Government National Mortgage Association I,
                                       4.0%, 11/15/40                                                                     9,862
             49,755                    Government National Mortgage Association I,
                                       4.0%, 11/15/40                                                                    51,696
            186,553                    Government National Mortgage Association I,
                                       4.0%, 11/15/40                                                                   193,904
            320,053                    Government National Mortgage Association I,
                                       4.0%, 11/15/40                                                                   332,641
              7,887                    Government National Mortgage Association I,
                                       4.0%, 12/15/40                                                                     8,197
              8,331                    Government National Mortgage Association I,
                                       4.0%, 12/15/40                                                                     8,660

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 63

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
            103,375                    Government National Mortgage Association I,
                                       4.0%, 12/15/40                                                            $      106,819
            683,124                    Government National Mortgage Association I,
                                       4.0%, 12/15/40                                                                   709,996
              5,689                    Government National Mortgage Association I,
                                       4.0%, 1/15/41                                                                      5,912
             41,562                    Government National Mortgage Association I,
                                       4.0%, 1/15/41                                                                     43,197
             46,289                    Government National Mortgage Association I,
                                       4.0%, 1/15/41                                                                     48,073
             15,696                    Government National Mortgage Association I,
                                       4.0%, 2/15/41                                                                     16,306
            785,489                    Government National Mortgage Association I,
                                       4.0%, 2/15/41                                                                    816,371
             55,831                    Government National Mortgage Association I,
                                       4.0%, 3/15/41                                                                     58,027
             12,479                    Government National Mortgage Association I,
                                       4.0%, 4/15/41                                                                     12,970
              5,217                    Government National Mortgage Association I,
                                       4.0%, 5/15/41                                                                      5,391
             73,814                    Government National Mortgage Association I,
                                       4.0%, 5/15/41                                                                     76,701
            157,099                    Government National Mortgage Association I,
                                       4.0%, 5/15/41                                                                    162,333
              4,800                    Government National Mortgage Association I,
                                       4.0%, 6/15/41                                                                      4,986
              5,001                    Government National Mortgage Association I,
                                       4.0%, 6/15/41                                                                      5,169
          1,841,474                    Government National Mortgage Association I,
                                       4.0%, 6/15/41                                                                  1,912,753
              9,861                    Government National Mortgage Association I,
                                       4.0%, 7/15/41                                                                     10,242
             13,684                    Government National Mortgage Association I,
                                       4.0%, 7/15/41                                                                     14,217
             42,794                    Government National Mortgage Association I,
                                       4.0%, 7/15/41                                                                     44,456
             94,702                    Government National Mortgage Association I,
                                       4.0%, 7/15/41                                                                     98,385
            170,087                    Government National Mortgage Association I,
                                       4.0%, 7/15/41                                                                    176,694
            185,308                    Government National Mortgage Association I,
                                       4.0%, 7/15/41                                                                    192,515
              3,344                    Government National Mortgage Association I,
                                       4.0%, 8/15/41                                                                      3,456
              9,609                    Government National Mortgage Association I,
                                       4.0%, 8/15/41                                                                      9,929

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
             12,403                    Government National Mortgage Association I,
                                       4.0%, 8/15/41                                                             $       12,885
             90,756                    Government National Mortgage Association I,
                                       4.0%, 8/15/41                                                                     94,275
              3,598                    Government National Mortgage Association I,
                                       4.0%, 9/15/41                                                                      3,718
              6,837                    Government National Mortgage Association I,
                                       4.0%, 9/15/41                                                                      7,105
              8,057                    Government National Mortgage Association I,
                                       4.0%, 9/15/41                                                                      8,351
             10,374                    Government National Mortgage Association I,
                                       4.0%, 9/15/41                                                                     10,776
             33,228                    Government National Mortgage Association I,
                                       4.0%, 9/15/41                                                                     34,524
             49,925                    Government National Mortgage Association I,
                                       4.0%, 9/15/41                                                                     51,733
            281,847                    Government National Mortgage Association I,
                                       4.0%, 9/15/41                                                                    292,876
            624,253                    Government National Mortgage Association I,
                                       4.0%, 9/15/41                                                                    648,538
              5,272                    Government National Mortgage Association I,
                                       4.0%, 10/15/41                                                                     5,477
              6,426                    Government National Mortgage Association I,
                                       4.0%, 10/15/41                                                                     6,640
              8,517                    Government National Mortgage Association I,
                                       4.0%, 10/15/41                                                                     8,802
             13,057                    Government National Mortgage Association I,
                                       4.0%, 10/15/41                                                                    13,566
             48,468                    Government National Mortgage Association I,
                                       4.0%, 10/15/41                                                                    50,372
              7,548                    Government National Mortgage Association I,
                                       4.0%, 11/15/41                                                                     7,841
             14,381                    Government National Mortgage Association I,
                                       4.0%, 11/15/41                                                                    14,918
             27,901                    Government National Mortgage Association I,
                                       4.0%, 11/15/41                                                                    28,985
            122,577                    Government National Mortgage Association I,
                                       4.0%, 11/15/41                                                                   126,981
              9,709                    Government National Mortgage Association I,
                                       4.0%, 12/15/41                                                                    10,039
             13,650                    Government National Mortgage Association I,
                                       4.0%, 12/15/41                                                                    14,104
             16,288                    Government National Mortgage Association I,
                                       4.0%, 12/15/41                                                                    16,920
             18,043                    Government National Mortgage Association I,
                                       4.0%, 1/15/42                                                                     18,644

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 65

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
          1,004,899                    Government National Mortgage Association I,
                                       4.0%, 1/15/42                                                             $    1,043,985
              5,845                    Government National Mortgage Association I,
                                       4.0%, 2/15/42                                                                      6,053
              8,532                    Government National Mortgage Association I,
                                       4.0%, 2/15/42                                                                      8,864
             12,659                    Government National Mortgage Association I,
                                       4.0%, 2/15/42                                                                     13,112
             70,591                    Government National Mortgage Association I,
                                       4.0%, 2/15/42                                                                     73,116
            120,856                    Government National Mortgage Association I,
                                       4.0%, 2/15/42                                                                    125,547
          1,397,729                    Government National Mortgage Association I,
                                       4.0%, 5/15/42                                                                  1,452,109
             91,987                    Government National Mortgage Association I,
                                       4.0%, 6/15/42                                                                     95,594
            115,865                    Government National Mortgage Association I,
                                       4.0%, 6/15/42                                                                    120,416
            160,466                    Government National Mortgage Association I,
                                       4.0%, 6/15/42                                                                    166,637
             14,038                    Government National Mortgage Association I,
                                       4.0%, 10/15/42                                                                    14,546
              4,808                    Government National Mortgage Association I,
                                       4.0%, 11/15/42                                                                     4,968
              8,934                    Government National Mortgage Association I,
                                       4.0%, 4/15/43                                                                      9,240
          1,313,334                    Government National Mortgage Association I,
                                       4.0%, 4/15/43                                                                  1,357,087
              6,283                    Government National Mortgage Association I,
                                       4.0%, 5/15/43                                                                      6,524
             38,809                    Government National Mortgage Association I,
                                       4.0%, 5/15/43                                                                     40,169
            128,864                    Government National Mortgage Association I,
                                       4.0%, 5/15/43                                                                    133,157
             68,219                    Government National Mortgage Association I,
                                       4.0%, 6/15/43                                                                     70,491
             98,445                    Government National Mortgage Association I,
                                       4.0%, 7/15/43                                                                    102,351
            107,493                    Government National Mortgage Association I,
                                       4.0%, 8/15/43                                                                    111,765
            509,857                    Government National Mortgage Association I,
                                       4.0%, 8/15/43                                                                    529,796
             13,055                    Government National Mortgage Association I,
                                       4.0%, 9/15/43                                                                     13,573
             23,372                    Government National Mortgage Association I,
                                       4.0%, 9/15/43                                                                     24,150

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
            105,128                    Government National Mortgage Association I,
                                       4.0%, 9/15/43                                                             $      108,845
              5,588                    Government National Mortgage Association I,
                                       4.0%, 10/15/43                                                                     5,774
             13,212                    Government National Mortgage Association I,
                                       4.0%, 11/15/43                                                                    13,731
            143,187                    Government National Mortgage Association I,
                                       4.0%, 2/15/44                                                                    149,478
             80,362                    Government National Mortgage Association I,
                                       4.0%, 3/15/44                                                                     83,493
            109,315                    Government National Mortgage Association I,
                                       4.0%, 3/15/44                                                                    113,645
            144,934                    Government National Mortgage Association I,
                                       4.0%, 3/15/44                                                                    149,763
            182,652                    Government National Mortgage Association I,
                                       4.0%, 3/15/44                                                                    188,737
            472,762                    Government National Mortgage Association I,
                                       4.0%, 3/15/44                                                                    488,512
          1,887,859                    Government National Mortgage Association I,
                                       4.0%, 3/15/44                                                                  1,950,752
          4,096,757                    Government National Mortgage Association I,
                                       4.0%, 3/15/44                                                                  4,233,237
             10,773                    Government National Mortgage Association I,
                                       4.0%, 4/15/44                                                                     11,158
            111,047                    Government National Mortgage Association I,
                                       4.0%, 4/15/44                                                                    114,746
            588,666                    Government National Mortgage Association I,
                                       4.0%, 4/15/44                                                                    608,277
          1,386,124                    Government National Mortgage Association I,
                                       4.0%, 4/15/44                                                                  1,432,302
            160,340                    Government National Mortgage Association I,
                                       4.0%, 5/15/44                                                                    165,970
             87,832                    Government National Mortgage Association I,
                                       4.0%, 8/15/44                                                                     90,908
            185,466                    Government National Mortgage Association I,
                                       4.0%, 8/15/44                                                                    191,645
            365,588                    Government National Mortgage Association I,
                                       4.0%, 8/15/44                                                                    377,767
          1,065,391                    Government National Mortgage Association I,
                                       4.0%, 8/15/44                                                                  1,100,884
          1,515,565                    Government National Mortgage Association I,
                                       4.0%, 8/15/44                                                                  1,566,055
              8,191                    Government National Mortgage Association I,
                                       4.0%, 9/15/44                                                                      8,464
            119,032                    Government National Mortgage Association I,
                                       4.0%, 9/15/44                                                                    122,997

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 67

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
            119,307                    Government National Mortgage Association I,
                                       4.0%, 9/15/44                                                             $      123,282
            172,460                    Government National Mortgage Association I,
                                       4.0%, 9/15/44                                                                    178,559
            218,639                    Government National Mortgage Association I,
                                       4.0%, 9/15/44                                                                    225,995
            308,408                    Government National Mortgage Association I,
                                       4.0%, 9/15/44                                                                    318,682
            406,191                    Government National Mortgage Association I,
                                       4.0%, 9/15/44                                                                    419,723
            478,818                    Government National Mortgage Association I,
                                       4.0%, 9/15/44                                                                    494,770
            686,428                    Government National Mortgage Association I,
                                       4.0%, 9/15/44                                                                    711,067
            917,937                    Government National Mortgage Association I,
                                       4.0%, 9/15/44                                                                    948,758
          1,469,778                    Government National Mortgage Association I,
                                       4.0%, 9/15/44                                                                  1,520,119
          1,588,775                    Government National Mortgage Association I,
                                       4.0%, 9/15/44                                                                  1,641,704
          3,281,693                    Government National Mortgage Association I,
                                       4.0%, 9/15/44                                                                  3,391,021
          3,823,938                    Government National Mortgage Association I,
                                       4.0%, 9/15/44                                                                  3,951,329
             57,701                    Government National Mortgage Association I,
                                       4.0%, 10/15/44                                                                    59,623
            142,065                    Government National Mortgage Association I,
                                       4.0%, 10/15/44                                                                   146,798
            487,334                    Government National Mortgage Association I,
                                       4.0%, 10/15/44                                                                   503,569
             19,448                    Government National Mortgage Association I,
                                       4.0%, 11/15/44                                                                    20,213
             34,480                    Government National Mortgage Association I,
                                       4.0%, 11/15/44                                                                    35,629
             39,117                    Government National Mortgage Association I,
                                       4.0%, 11/15/44                                                                    40,424
            246,030                    Government National Mortgage Association I,
                                       4.0%, 11/15/44                                                                   254,561
              6,176                    Government National Mortgage Association I,
                                       4.0%, 12/15/44                                                                     6,382
             54,856                    Government National Mortgage Association I,
                                       4.0%, 12/15/44                                                                    56,683
            119,000                    Government National Mortgage Association I,
                                       4.0%, 12/15/44                                                                   122,964
            273,346                    Government National Mortgage Association I,
                                       4.0%, 12/15/44                                                                   282,452

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
            311,780                    Government National Mortgage Association I,
                                       4.0%, 12/15/44                                                            $      322,166
            485,832                    Government National Mortgage Association I,
                                       4.0%, 12/15/44                                                                   505,116
             64,006                    Government National Mortgage Association I,
                                       4.0%, 1/15/45                                                                     66,139
            867,212                    Government National Mortgage Association I,
                                       4.0%, 1/15/45                                                                    896,103
          1,078,500                    Government National Mortgage Association I,
                                       4.0%, 1/15/45                                                                  1,114,429
          1,457,726                    Government National Mortgage Association I,
                                       4.0%, 1/15/45                                                                  1,506,583
            114,084                    Government National Mortgage Association I,
                                       4.0%, 2/15/45                                                                    117,884
            140,222                    Government National Mortgage Association I,
                                       4.0%, 2/15/45                                                                    144,893
            181,375                    Government National Mortgage Association I,
                                       4.0%, 2/15/45                                                                    188,483
            190,886                    Government National Mortgage Association I,
                                       4.0%, 2/15/45                                                                    197,246
            293,724                    Government National Mortgage Association I,
                                       4.0%, 2/15/45                                                                    303,509
            991,754                    Government National Mortgage Association I,
                                       4.0%, 2/15/45                                                                  1,024,793
            528,368                    Government National Mortgage Association I,
                                       4.0%, 3/15/45                                                                    545,970
            179,347                    Government National Mortgage Association I,
                                       4.0%, 4/15/45                                                                    185,321
            143,128                    Government National Mortgage Association I,
                                       4.0%, 5/15/45                                                                    147,896
             38,084                    Government National Mortgage Association I,
                                       4.0%, 7/15/45                                                                     39,360
            190,678                    Government National Mortgage Association I,
                                       4.0%, 9/15/45                                                                    197,492
            136,222                    Government National Mortgage Association I,
                                       4.5%, 9/15/33                                                                    144,290
            115,709                    Government National Mortgage Association I,
                                       4.5%, 10/15/33                                                                   121,074
             76,896                    Government National Mortgage Association I,
                                       4.5%, 4/15/35                                                                     80,444
             84,346                    Government National Mortgage Association I,
                                       4.5%, 4/15/35                                                                     87,874
          1,176,389                    Government National Mortgage Association I,
                                       4.5%, 3/15/38                                                                  1,231,393
            459,839                    Government National Mortgage Association I,
                                       4.5%, 1/15/40                                                                    485,510

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 69

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
            771,341                    Government National Mortgage Association I,
                                       4.5%, 6/15/40                                                             $      811,750
            272,486                    Government National Mortgage Association I,
                                       4.5%, 9/15/40                                                                    286,697
          1,235,255                    Government National Mortgage Association I,
                                       4.5%, 11/15/40                                                                 1,299,831
            489,779                    Government National Mortgage Association I,
                                       4.5%, 6/15/41                                                                    512,382
          1,188,802                    Government National Mortgage Association I,
                                       4.5%, 6/15/41                                                                  1,250,263
            380,129                    Government National Mortgage Association I,
                                       4.5%, 7/15/41                                                                    399,746
          2,164,845                    Government National Mortgage Association I,
                                       4.5%, 8/15/41                                                                  2,276,514
             28,123                    Government National Mortgage Association I,
                                       5.0%, 6/15/21                                                                     28,508
            365,720                    Government National Mortgage Association I,
                                       5.0%, 9/15/33                                                                    392,585
            346,330                    Government National Mortgage Association I,
                                       5.125%, 10/15/38                                                                 365,334
              1,893                    Government National Mortgage Association I,
                                       5.5%, 8/15/19                                                                      1,892
              2,387                    Government National Mortgage Association I,
                                       5.5%, 9/15/19                                                                      2,387
              2,831                    Government National Mortgage Association I,
                                       5.5%, 9/15/19                                                                      2,831
              1,268                    Government National Mortgage Association I,
                                       5.5%, 10/15/19                                                                     1,269
             12,590                    Government National Mortgage Association I,
                                       5.5%, 10/15/19                                                                    12,604
             59,164                    Government National Mortgage Association I,
                                       5.5%, 7/15/33                                                                     65,057
            119,404                    Government National Mortgage Association I,
                                       5.5%, 1/15/34                                                                    131,331
             92,672                    Government National Mortgage Association I,
                                       5.5%, 4/15/34                                                                    101,910
            167,022                    Government National Mortgage Association I,
                                       5.5%, 7/15/34                                                                    183,698
            111,122                    Government National Mortgage Association I,
                                       5.5%, 10/15/34                                                                   120,244
             89,437                    Government National Mortgage Association I,
                                       5.5%, 1/15/35                                                                     98,286
             90,174                    Government National Mortgage Association I,
                                       5.5%, 2/15/35                                                                     96,529
            270,265                    Government National Mortgage Association I,
                                       5.5%, 2/15/35                                                                    297,253

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
             74,652                    Government National Mortgage Association I,
                                       5.5%, 6/15/35                                                             $       82,126
             28,930                    Government National Mortgage Association I,
                                       5.5%, 12/15/35                                                                    30,970
                  8                    Government National Mortgage Association I,
                                       5.5%, 2/15/37                                                                          9
             31,038                    Government National Mortgage Association I,
                                       5.5%, 3/15/37                                                                     33,374
            145,980                    Government National Mortgage Association I,
                                       5.5%, 3/15/37                                                                    156,188
             67,172                    Government National Mortgage Association I,
                                       5.75%, 10/15/38                                                                   72,623
            143,050                    Government National Mortgage Association I,
                                       5.75%, 10/15/38                                                                  153,611
             97,491                    Government National Mortgage Association I,
                                       6.0%, 8/15/32                                                                    107,839
             11,045                    Government National Mortgage Association I,
                                       6.0%, 1/15/33                                                                     11,897
             70,955                    Government National Mortgage Association I,
                                       6.0%, 1/15/33                                                                     79,696
             49,873                    Government National Mortgage Association I,
                                       6.0%, 2/15/33                                                                     56,016
             82,578                    Government National Mortgage Association I,
                                       6.0%, 2/15/33                                                                     92,821
              3,914                    Government National Mortgage Association I,
                                       6.0%, 3/15/33                                                                      4,216
             27,255                    Government National Mortgage Association I,
                                       6.0%, 3/15/33                                                                     30,627
             54,407                    Government National Mortgage Association I,
                                       6.0%, 3/15/33                                                                     60,946
             27,877                    Government National Mortgage Association I,
                                       6.0%, 5/15/33                                                                     30,027
            102,328                    Government National Mortgage Association I,
                                       6.0%, 5/15/33                                                                    111,600
            212,904                    Government National Mortgage Association I,
                                       6.0%, 5/15/33                                                                    231,533
             60,903                    Government National Mortgage Association I,
                                       6.0%, 6/15/33                                                                     68,451
            149,182                    Government National Mortgage Association I,
                                       6.0%, 6/15/33                                                                    167,662
             63,409                    Government National Mortgage Association I,
                                       6.0%, 7/15/33                                                                     69,705
            103,620                    Government National Mortgage Association I,
                                       6.0%, 7/15/33                                                                    116,021
             37,215                    Government National Mortgage Association I,
                                       6.0%, 9/15/33                                                                     40,562

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 71

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
             74,226                    Government National Mortgage Association I,
                                       6.0%, 9/15/33                                                             $       79,950
             28,352                    Government National Mortgage Association I,
                                       6.0%, 10/15/33                                                                    30,539
            143,783                    Government National Mortgage Association I,
                                       6.0%, 11/15/33                                                                   154,871
             38,913                    Government National Mortgage Association I,
                                       6.0%, 1/15/34                                                                     43,709
            211,535                    Government National Mortgage Association I,
                                       6.0%, 10/15/37                                                                   233,712
            294,422                    Government National Mortgage Association I,
                                       6.0%, 7/15/38                                                                    325,342
              8,036                    Government National Mortgage Association I,
                                       6.5%, 1/15/29                                                                      8,822
              1,068                    Government National Mortgage Association I,
                                       6.5%, 5/15/29                                                                      1,197
              1,231                    Government National Mortgage Association I,
                                       6.5%, 10/15/31                                                                     1,351
              1,905                    Government National Mortgage Association I,
                                       6.5%, 10/15/31                                                                     2,091
                263                    Government National Mortgage Association I,
                                       6.5%, 12/15/31                                                                       296
              2,163                    Government National Mortgage Association I,
                                       6.5%, 2/15/32                                                                      2,476
              1,255                    Government National Mortgage Association I,
                                       6.5%, 3/15/32                                                                      1,440
              3,339                    Government National Mortgage Association I,
                                       6.5%, 5/15/32                                                                      3,666
              2,825                    Government National Mortgage Association I,
                                       6.5%, 6/15/32                                                                      3,101
              3,091                    Government National Mortgage Association I,
                                       6.5%, 6/15/32                                                                      3,394
              4,316                    Government National Mortgage Association I,
                                       6.5%, 7/15/32                                                                      4,738
              5,044                    Government National Mortgage Association I,
                                       6.5%, 7/15/32                                                                      5,593
              2,247                    Government National Mortgage Association I,
                                       6.5%, 8/15/32                                                                      2,466
              2,590                    Government National Mortgage Association I,
                                       6.5%, 8/15/32                                                                      2,843
             15,127                    Government National Mortgage Association I,
                                       6.5%, 8/15/32                                                                     16,607
             34,242                    Government National Mortgage Association I,
                                       6.5%, 9/15/32                                                                     37,591
             60,990                    Government National Mortgage Association I,
                                       6.5%, 9/15/32                                                                     66,955

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
             11,876                    Government National Mortgage Association I,
                                       6.5%, 10/15/32                                                            $       13,037
             34,239                    Government National Mortgage Association I,
                                       6.5%, 11/15/32                                                                    39,311
             21,133                    Government National Mortgage Association I,
                                       6.5%, 7/15/35                                                                     23,225
                154                    Government National Mortgage Association I,
                                       7.0%, 5/15/29                                                                        167
                439                    Government National Mortgage Association I,
                                       7.0%, 5/15/29                                                                        486
              5,094                    Government National Mortgage Association I,
                                       7.0%, 8/15/29                                                                      5,124
                210                    Government National Mortgage Association I,
                                       7.0%, 5/15/31                                                                        210
          1,196,095                    Government National Mortgage Association II,
                                       3.5%, 3/20/45                                                                  1,222,353
          1,081,929                    Government National Mortgage Association II,
                                       3.5%, 4/20/45                                                                  1,106,284
          1,797,798                    Government National Mortgage Association II,
                                       3.5%, 4/20/45                                                                  1,838,409
          2,101,825                    Government National Mortgage Association II,
                                       3.5%, 4/20/45                                                                  2,149,466
          2,488,927                    Government National Mortgage Association II,
                                       3.5%, 3/20/46                                                                  2,549,883
          8,578,674                    Government National Mortgage Association II,
                                       4.0%, 10/20/46                                                                 8,889,217
          2,288,791                    Government National Mortgage Association II,
                                       4.0%, 2/20/48                                                                  2,375,571
          2,294,774                    Government National Mortgage Association II,
                                       4.0%, 4/20/48                                                                  2,381,820
            417,352                    Government National Mortgage Association II,
                                       4.5%, 12/20/34                                                                   436,320
            329,975                    Government National Mortgage Association II,
                                       4.5%, 1/20/35                                                                    345,076
            279,798                    Government National Mortgage Association II,
                                       4.5%, 3/20/35                                                                    293,115
          2,903,670                    Government National Mortgage Association II,
                                       4.5%, 9/20/41                                                                  3,057,202
          5,969,607                    Government National Mortgage Association II,
                                       4.5%, 9/20/44                                                                  6,174,964
          1,960,215                    Government National Mortgage Association II,
                                       4.5%, 10/20/44                                                                 2,062,942
          4,088,842                    Government National Mortgage Association II,
                                       4.5%, 11/20/44                                                                 4,302,433
             86,021                    Government National Mortgage Association II,
                                       5.5%, 3/20/34                                                                     94,276

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 73

--------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
--------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                       (continued)
              4,427                    Government National Mortgage Association II,
                                       5.5%, 10/20/37                                                            $        4,711
             34,224                    Government National Mortgage Association II,
                                       6.0%, 5/20/32                                                                     37,993
            124,233                    Government National Mortgage Association II,
                                       6.0%, 10/20/33                                                                   140,280
                179                    Government National Mortgage Association II,
                                       6.5%, 1/20/28                                                                        198
              2,983                    Government National Mortgage Association II,
                                       7.0%, 1/20/29                                                                      3,388
         22,800,000(h)                 U.S. Treasury Bills, 4/16/19                                                  22,777,509
         49,330,658                    U.S. Treasury Inflation Indexed Bonds,
                                       0.75%, 2/15/45                                                                47,376,459
         24,843,519                    U.S. Treasury Inflation Indexed Bonds,
                                       0.875%, 2/15/47                                                               24,565,586
         56,802,250                    U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                          57,854,863
         41,829,925                    U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                          42,684,862
          1,522,000(h)(l)              U.S. Treasury Notes, 2/28/22                                                   1,508,493
            361,000(h)(l)              U.S. Treasury Notes, 2/29/24                                                     359,475
--------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                       (Cost $764,993,919)                                                       $  768,905,798
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------------------------
                                       RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                                       Household Products -- 0.0%
                890^(a)(m)             LTR Intermediate Holdings, Inc.                                           $           --
                                                                                                                 --------------
                                       Total Household Products                                                  $           --
--------------------------------------------------------------------------------------------------------------------------------
                                       Oil, Gas & Consumable Fuels -- 0.0%+
                365(a)(n)              Contura Energy, Inc.                                                      $        8,096
                                                                                                                 --------------
                                       Total Oil, Gas & Consumable Fuels                                         $        8,096
-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL RIGHTS/WARRANTS
                                       (Cost $234,627)                                                           $        8,096
--------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------------------------
Number of                                                                   Strike      Expiration
Contracts               Description        Counterparty     Notional        Price       Date                     Value
--------------------------------------------------------------------------------------------------------------------------------
                                       OVER THE COUNTER (OTC) CALL OPTIONS
                                       PURCHASED -- 0.0%
            209,523^(o) Desarrolladora     Brown Brothers   MXN --          --(q)       10/23/22                 $           --
                        Homex              Harriman
                        SAB de CV          & Co.
            209,523^(p) Desarrolladora     Brown Brothers   MXN --          --(q)       10/23/22                             --
                        Homex              Harriman
                        SAB de CV          & Co.
                                                                                                                 --------------
                                                                                                                 $           --
--------------------------------------------------------------------------------------------------------------------------------
                                           TOTAL OVER THE COUNTER (OTC) CALL OPTIONS
                                           PURCHASED
                                           (Premiums paid $--)                                                   $           --
--------------------------------------------------------------------------------------------------------------------------------
                                       OVER THE COUNTER (OTC) CURRENCY PUT
                                       OPTIONS PURCHASED -- 0.1%
        119,700,000     Put EUR            Bank of          EUR 1,705,038   EUR 1.15    5/27/19                  $    2,861,083
                        Call USD           America NA
         51,000,000     Put EUR            Bank of          EUR 764,330     EUR 1.15    9/23/19                       1,305,892
                        Call USD           America NA
         19,935,000     Put EUR            Bank of          EUR 274,366     EUR 1.13    1/9/20                          357,104
                        Call USD           America NA
                                                                                                                 --------------
                                                                                                                 $    4,524,079
--------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
                                       OPTIONS PURCHASED
                                       (Premiums paid $2,743,735)                                                $    4,524,079
--------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL OPTIONS PURCHASED
                                       (Premiums paid $2,743,735)                                                $    4,524,079
--------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN UNAFFILIATED
                                       ISSUERS -- 99.3%
                                       (Cost $4,543,391,376)                                                     $4,552,190,507
--------------------------------------------------------------------------------------------------------------------------------
                                       OVER THE COUNTER (OTC) CURRENCY CALL
                                       OPTIONS WRITTEN -- (0.0)%+
       (119,700,000)    Put USD            Bank of          EUR 1,705,038   EUR 1.27    5/27/19                  $           (1)
                        Call EUR           America NA
        (51,000,000)    Put USD            Bank of          EUR 764,330     EUR 1.27    9/23/19                         (13,734)
                        Call EUR           America NA
        (19,935,000)    Put USD            Bank of          EUR 274,366     EUR 1.25    1/9/20                          (56,991)
                        Call EUR           America NA
                                                                                                                 --------------
                                                                                                                 $      (70,726)
--------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
                                       OPTIONS WRITTEN
                                       (Premiums received $(2,743,735))                                          $      (70,726)
--------------------------------------------------------------------------------------------------------------------------------
                                       OTHER ASSETS AND LIABILITIES -- 0.7%                                      $   32,754,443
--------------------------------------------------------------------------------------------------------------------------------
                                       NET ASSETS -- 100.0%                                                      $4,584,874,224
================================================================================================================================

bps            Basis Points.

BADLARPP       Argentine Deposit Rate Badlar Private Banks 30-35 Days.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 75

CMT            Constant Maturity Treasury Index.

EURIBOR        Euro Interbank Offered Rate.

FREMF          Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

FRESB          Freddie Mac Multifamily SB Certificates.

ICE            Intercontinental Exchange.

LIBOR          London Interbank Offered Rate.

REIT           Real Estate Investment Trust.

REMICS         Real Estate Mortgage Investment Conduits.

ZERO           Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2019, the value of these securities amounted to $2,035,874,507, or 44.4% of net assets.

(TBA)          "To Be Announced" Securities.

+              Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks,
               (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2019.

+ Security that used significant unobservable inputs to determine its value.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a)            Non-income producing security.

(b)            Security is perpetual in nature and has no stated maturity date.

(c) Floating rate note. Coupon rate, reference index and spread shown at March 31, 2019.

(d) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2019.

(e) Debt obligation is initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2019.

(f) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(g)            Security is in default.

(h) Security issued with a zero coupon. Income is recognized through accretion of discount.

(i)            Securities are restricted as to resale.

(j)            Consists of Revenue Bonds unless otherwise indicated.

(k)            Represents a General Obligation Bond.

(l)            Security collateralized by $1,867,968.

(m) LTR Intermediate Holdings, Inc. warrants are exercisable into 890 shares.

(n)            Contura Energy, Inc. warrants are exercisable into 365 shares.

(o) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
               12.5 billion.

(p) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
               15.5 billion.

(q)            Strike price is 1 Mexican Peso (MXN).

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

FORWARD FOREIGN CURRENCY CONTRACTS

------------------------------------------------------------------------------------------------------------------
                                                                                                   Unrealized
Currency     In                Currency                                            Settlement      Appreciation
Purchased    Exchange for      Sold        Deliver           Counterparty          Date            (Depreciation)
------------------------------------------------------------------------------------------------------------------
SEK             601,484,226    USD          (64,851,009)     Bank of               4/25/19         $    (31,994)
                                                             America NA
EUR               2,008,000    USD           (2,295,807)     Citibank NA           4/25/19              (39,657)
NOK             499,077,451    USD          (58,156,807)     Citibank NA           4/25/19             (219,953)
USD               6,808,561    EUR           (5,977,212)     Citibank NA           4/25/19               92,683
USD              15,153,117    MXN         (290,698,707)     Citibank NA           5/24/19              307,537
USD                 887,908    SEK           (8,166,927)     Citibank NA           5/24/19                5,802
COP          72,144,965,000    USD          (23,207,066)     Goldman Sachs         5/24/19             (641,695)
                                                             International
EUR               4,866,000    USD           (5,495,271)     Goldman Sachs         4/25/19              (27,929)
                                                             International
NOK              43,852,504    EUR           (4,516,980)     Goldman Sachs         5/28/19                7,577
                                                             International
SEK             569,753,469    EUR          (54,601,969)     Goldman Sachs         5/28/19               30,505
                                                             International
USD               4,127,402    SEK          (38,204,000)     Societe Generale      4/25/19               10,344
AUD              63,250,000    USD          (45,400,338)     State Street          4/26/19             (484,173)
                                                             Bank & Trust Co.
EUR              39,607,438    USD          (45,029,094)     State Street          5/24/19             (413,663)
                                                             Bank & Trust Co.
INR           1,595,749,000    USD          (23,058,957)     State Street          5/24/19             (169,842)
                                                             Bank & Trust Co.
USD                 863,296    EUR             (765,361)     State Street          5/24/19                1,163
                                                             Bank & Trust Co.
------------------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                            $(1,573,295)
==================================================================================================================

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

-------------------------------------------------------------------------------------------------
Number of
Contracts                        Expiration      Notional          Market           Unrealized
Long           Description       Date            Amount            Value            Appreciation
-------------------------------------------------------------------------------------------------
1,192          U.S. 2 Year       6/28/19         $253,039,290      $254,007,750     $  968,460
               Note (CBT)
  492          U.S. 5 Year       6/28/19           56,430,045        56,987,438        557,393
               Note (CBT)
  187          U.S. 10 Year      6/19/19           22,866,754        23,228,906        362,152
               Note (CBT)
  420          U.S. Ultra        6/19/19           68,052,804        70,560,000      2,507,196
               Bond (CBT)
-------------------------------------------------------------------------------------------------
                                                 $400,388,893      $404,784,094     $4,395,201
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 77

-------------------------------------------------------------------------------------------------
Number of
Contracts                       Expiration    Notional          Market            Unrealized
Short         Description       Date          Amount            Value             (Depreciation)
-------------------------------------------------------------------------------------------------
4,506         Euro-BOBL         6/6/19        $ 667,302,909     $ 672,760,180     $ (5,457,271)
  338         Euro-Bund         6/6/19           61,808,941        63,048,380       (1,239,439)
1,620         U.S. 10 Year      6/19/19         210,435,469       215,105,625       (4,670,156)
              Ultra
  247         U.S. Long         6/19/19          35,923,063        36,965,094       (1,042,031)
              Bond (CBT)
------------------------------------------------------------------------------------------------
                                              $ 975,470,382     $ 987,879,279     $(12,408,897)
=================================================================================================
TOTAL FUTURES CONTRACTS                       $(575,081,489)    $(583,095,185)    $ (8,013,696)
=================================================================================================

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

--------------------------------------------------------------------------------------------------------------------------------
                                                             Annual
Notional                                       Pay/          Fixed    Expiration    Premiums      Unrealized      Market
Amount ($)(1)    Obligation Reference/Index    Receive(2)    Rate     Date          Paid          Appreciation    Value
--------------------------------------------------------------------------------------------------------------------------------
37,392,538       Markit CDX North America      Receive       5.00%    12/20/23      $  583,324    $1,992,752      $2,576,076
                 High Yield Index Series 32
84,000,000       Markit CDX North America      Receive       5.00%    6/20/24        5,520,169       222,631       5,742,800
                 High Yield Index Series 32
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP
CONTRACTS -- SELL PROTECTION                                                        $6,103,493    $2,215,383      $8,318,876
===============================================================================================================================

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------------------------
                                 Obligation                      Annual
Notional                         Reference/        Pay/          Fixed     Expiration    Premiums       Unrealized      Market
Amount ($)(1)  Counterparty      Index             Receive(2)    Rate      Date          (Received)     Appreciation    Value
------------------------------------------------------------------------------------------------------------------------------------
 2,795,000     Morgan Stanley    Diamond           Receive       1.00%     12/20/19      $ (104,710)    $  115,888      $   11,178
               Capital           Offshore
               Services LLC      Drilling, Inc.
10,480,000     Morgan Stanley    Diamond           Receive       1.00%     12/20/19        (382,004)       423,917          41,913
               Capital           Offshore
               Services LLC      Drilling, Inc.
 3,768,000     JPMorgan Chase    Simon             Receive       1.00%     6/20/22          (10,668)        94,377          83,709
               Bank NA           Property
                                 Group LP
 5,257,000     JPMorgan Chase    Simon             Receive       1.00%     6/20/22          (17,357)       134,145         116,788
               Bank NA           Property
                                 Group LP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                                        $ (514,739)    $  768,327      $  253,588
====================================================================================================================================
TOTAL SWAP CONTRACTS                                                                     $5,588,754     $2,983,710      $8,572,464
====================================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS -- Argentine Peso
AUD -- Australian Dollar
COP -- Colombian Peso
EGP -- Egyptian Pound
EUR -- Euro
IDR -- Indonesian Rupiah
INR -- Indian Rupee
MXN -- Mexican Peso
NOK -- Norwegian Krone
RUB -- Russian Ruble
SEK -- Swedish Krona
TRY -- Turkish Lira
UYU -- Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2019, were as follows:

--------------------------------------------------------------------------------
                                                Purchases        Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities            $ 38,916,785     $  524,648,110
Other Long-Term Securities                      $985,164,401     $1,137,109,375

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended March 31, 2019, the Fund engaged in purchases of $10,245,655 which resulted in a net realized gain/(loss) of $0. During the six months ended March 31, 2019, the Fund did not engage in sales pursuant to these procedures.

At March 31, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $4,553,570,548 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                                 $ 111,721,985
         Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                  (114,187,279)
                                                                                    -------------
         Net unrealized depreciation                                                $  (2,465,294)
                                                                                    =============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 79

The following is a summary of the inputs used as of March 31, 2019, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------------------
                                           Level 1        Level 2           Level 3         Total
------------------------------------------------------------------------------------------------------------
Common Stocks
  Oil, Gas & Consumable Fuels              $   337,017    $    2,082,898    $         --    $    2,419,915
  Paper & Forest Products                           --            16,283              --            16,283
  Specialty Retail                                  --                --         232,020           232,020
  All Other Common Stocks                        7,867                --              --             7,867
Convertible Preferred Stocks                24,345,596                --              --        24,345,596
Preferred Stock                                     --         3,705,000              --         3,705,000
Asset Backed Securities                             --       419,378,529              --       419,378,529
Collateralized Mortgage
  Obligations                                       --     1,163,616,889              --     1,163,616,889
Convertible Corporate Bonds                         --        22,281,698              --        22,281,698
Corporate Bonds
  Diversified Financial Services                    --        39,513,865       8,226,304        47,740,169
  All Other Corporate Bonds                         --     1,484,065,775              --     1,484,065,775
Foreign Government Bonds                            --       154,451,872              --       154,451,872
Insurance-Linked Securities
  Catastrophe Linked Bonds
   Multiperil -- U.S.                               --        27,089,700       1,652,640        28,742,340
  Collateralized Reinsurance
   Hurricane -- U.S.                                --                --          13,560            13,560
   Multiperil -- U.S.                               --                --         597,480           597,480
   Multiperil -- U.S. Regional                      --                --       1,237,500         1,237,500
   Multiperil -- Worldwide                          --                --      13,474,831        13,474,831
   Windstorm -- Florida                             --                --       3,246,037         3,246,037
   Windstorm -- U.S. Regional                       --                --       1,535,680         1,535,680
  Industry Loss Warranties
   Multiperil -- U.S.                               --                --       2,985,229         2,985,229
  Reinsurance Sidecars
   All Natural Peril -- Worldwide                   --                --      13,818,579        13,818,579
   Multiperil -- U.S.                               --                --      14,045,569        14,045,569
   Multiperil -- Worldwide                          --                --      75,610,305        75,610,305
  All Other Insurance-Linked
   Securities                                       --        42,901,243              --        42,901,243
Municipal Bonds                                     --        23,183,778              --        23,183,778
Senior Secured Floating Rate
  Loan Interests                                    --       224,389,668              --       224,389,668
Supranational Bond                                  --        10,709,122              --        10,709,122
U.S. Government and Agency
  Obligations                                       --       768,905,798              --       768,905,798
Rights/Warrants
  Household Products                                --                --              --*               --*
  Oil, Gas &
   Consumable Fuels                                 --             8,096              --             8,096
Over The Counter (OTC) Call
  Options Purchased                                 --                --*             --                --*
Over The Counter (OTC) Currency
  Put Options Purchased                             --         4,524,079              --         4,524,079
------------------------------------------------------------------------------------------------------------
Total Investments
  in Securities                            $24,690,480    $4,390,824,293    $136,675,734    $4,522,190,507
============================================================================================================

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

------------------------------------------------------------------------------------------------------------
                                           Level 1        Level 2           Level 3         Total
------------------------------------------------------------------------------------------------------------
Other Financial Instruments
 Over The Counter (OTC)
   Currency Call
   Options Written                         $        --    $      (70,726)   $         --    $      (70,726)
  Net unrealized depreciation
   on forward foreign
   currency contracts                               --        (1,573,295)             --        (1,573,295)
  Net unrealized depreciation
   on futures contracts                     (8,013,696)               --              --        (8,013,696)
  Swap contracts, at value                          --         8,572,464              --         8,572,464
------------------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments                    $(8,013,696)   $    6,928,443    $         --    $   (1,085,253)
============================================================================================================

*     Securities valued at $0.

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------
                                                          Insurance-
                               Common       Corporate     Linked             Rights/
                               Stocks       Bonds         Securities         Warrants    Total
------------------------------------------------------------------------------------------------------
Balance as of 9/30/18          $232,020     $7,340,214    $143,198,973(a)    $ --        $150,771,207
Realized gain (loss)(1)              --             --      (1,065,645)        --          (1,065,645)
Changed in unrealized
  appreciation
  (depreciation)(2)              41,150        873,264      (9,307,288)        --          (8,392,874)
Accrued discounts/
  premiums                           --         12,827         (23,465)        --             (10,638)
Purchases                            --             --      62,648,696         --          62,648,696
Sales                           (41,150)            --     (65,480,293)        --         (65,521,443)
Transfers in to Level 3*             --             --              --         --**                --
Transfers out of Level 3*            --             --      (1,753,569)        --          (1,753,569)
------------------------------------------------------------------------------------------------------
Balance as of 3/31/19          $232,020     $8,226,305    $128,217,409       $ --**      $136,675,734
======================================================================================================

(a) Securities were classified as Corporate Bonds on the September 30, 2018 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended March 31, 2019 an investment having a value of $1,753,569 was transferred out of Level 3 to Level 2, as there were significant observable inputs available to determine its value. A security valued at $0 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. The securities valued at $31,080 transferred from Level 1 to Level 2 due to the use of significant observable inputs. There were no other transfers between Levels 1, 2 and 3.

**    Securities valued at $0.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at March 31, 2019:                                                   $(8,507,014)
                                                                                            ------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 81

Statement of Assets and Liabilities | 3/31/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $4,543,391,376)                 $4,552,190,507
  Cash                                                                                    18,565,578
  Foreign currencies, at value (cost $198,589)                                               217,378
  Forwards collateral                                                                      1,600,000
  Futures collateral                                                                       9,344,656
  Swaps collateral                                                                         7,407,791
  Due from broker                                                                          2,570,000
  Due from broker for futures                                                              8,103,304
  Variation margin for swap contracts                                                        447,114
  Swap contracts, at value (net premiums paid $5,588,754)                                  8,572,464
  Receivables --
     Investment securities sold                                                          214,883,206
     Fund shares sold                                                                      8,358,610
     Dividends                                                                               173,441
     Interest                                                                             31,478,449
  Other assets                                                                               100,934
-----------------------------------------------------------------------------------------------------
        Total assets                                                                  $4,864,013,432
=====================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                  $  243,633,002
     Fund shares repurchased                                                              10,799,639
     Distributions                                                                         2,399,039
  Due to broker                                                                            1,867,968
  Due to broker for swaps                                                                  8,255,989
  Variation margin for futures contracts                                                   1,089,296
  Written options outstanding (net premiums received $(2,743,735))                            70,726
  Net unrealized depreciation on forward foreign currency contracts                        1,573,295
  Net unrealized depreciation on futures contracts                                         8,013,696
  Reserve for foreign capital gains tax                                                       78,391
  Due to affiliates                                                                          462,003
  Accrued expenses                                                                           896,164
-----------------------------------------------------------------------------------------------------
        Total liabilities                                                             $  279,139,208
=====================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $4,690,324,311
  Distributable earnings (loss)                                                         (105,450,087)
-----------------------------------------------------------------------------------------------------
        Net assets                                                                    $4,584,874,224
=====================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $783,274,752/74,086,029 shares)                                   $        10.57
  Class C (based on $387,892,181/37,504,341 shares)                                   $        10.34
  Class K (based on $398,186,036/37,599,477 shares)                                   $        10.59
  Class R (based on $141,771,555/13,189,462 shares)                                   $        10.75
  Class Y (based on $2,873,749,700/271,910,810 shares)                                $        10.57
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $10.57 net asset value per share /100%-4.5%
     maximum sales charges)                                                           $        11.07
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

Statement of Operations (unaudited)

For the Six Months Ended 3/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                 $ 97,845,747
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $1,434)                                                   5,677,053
-------------------------------------------------------------------------------------------------------
       Total investment income                                                            $103,522,800
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 13,113,249
  Administrative expense                                                  623,807
  Transfer agent fees
     Class A                                                              715,643
     Class C                                                              171,701
     Class K                                                                3,871
     Class R                                                              182,979
     Class Y                                                            1,682,308
  Distribution fees
     Class A                                                              993,638
     Class C                                                            2,098,651
     Class R                                                              380,396
  Shareowner communications expense                                       192,328
  Custodian fees                                                           74,719
  Registration fees                                                        64,640
  Professional fees                                                       124,934
  Printing expense                                                         18,565
  Pricing fees                                                             81,690
  Trustees' fees                                                           83,964
  Insurance expense                                                        37,492
  Interest expense                                                         21,636
  Miscellaneous                                                           198,603
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                       $ 20,864,814
-------------------------------------------------------------------------------------------------------
       Net investment income                                                              $ 82,657,986
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                             $(31,394,116)
     Forward foreign currency contracts                               (10,190,734)
     Futures contracts                                                 (1,641,815)
     Swap contracts                                                     5,463,022
     Other assets and liabilities denominated in
       foreign currencies                                              (1,264,225)        $(39,027,868)
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers (net of foreign
       capital gains tax $78,391)                                    $103,202,575
     Written options                                                    1,373,714
     Forward foreign currency contracts                                   501,878
     Futures contracts                                                (17,833,301)
     Swap contracts                                                     3,021,271
     Other assets and liabilities denominated in
       foreign currencies                                                  12,831         $ 90,278,968
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                  $ 51,251,100
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                    $133,909,086
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 83

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended                      Year
                                                                   3/31/19                    Ended
                                                                   (unaudited)                9/30/18
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                       $    82,657,986            $   195,323,800
Net realized gain (loss) on investments                                (39,027,868)               (18,205,892)
Change in net appreciation (depreciation) on investments                90,278,968               (209,391,204)
--------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                             $   133,909,086            $   (32,273,296)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:*
     Class A ($0.16 and $0.33 per share, respectively)             $   (12,051,540)           $   (29,393,862)
     Class C ($0.12 and $0.25 per share, respectively)                  (5,032,398)               (15,036,385)
     Class K ($0.18 and $0.38 per share, respectively)                  (6,475,122)               (14,189,460)
     Class R ($0.14 and $0.30 per share, respectively)                  (2,054,784)                (5,317,900)
     Class Y ($0.17 and $0.36 per share, respectively)                 (48,948,622)              (121,586,406)
--------------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                          $   (74,562,466)           $  (185,524,013)
--------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                  $   552,507,333            $ 1,327,307,078
Reinvestment of distributions                                           61,199,984                148,780,652
Cost of shares repurchased                                          (1,172,021,112)            (2,094,690,469)
--------------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund
       share transactions                                          $  (558,313,795)           $  (618,602,739)
--------------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                    $  (498,967,175)           $  (836,400,048)
NET ASSETS:
Beginning of period                                                $ 5,083,841,399            $ 5,920,241,447
--------------------------------------------------------------------------------------------------------------
End of period                                                      $ 4,584,874,224            $ 5,083,841,399
==============================================================================================================
* For the year ended September 30, 2018, distributions to shareowners were presented as follows:
     Class A ($0.31 per share)                                                                $   (27,249,125)
     Class C ($0.23 per share)                                                                    (13,629,510)
     Class K ($0.36 per share)                                                                    (13,267,594)
     Class R ($0.28 per share)                                                                     (4,900,046)
     Class Y ($0.34 per share)                                                                   (113,414,217)
  Tax return of capital:
     Class A ($0.02 per share)                                                                $    (2,144,737)
     Class C ($0.02 per share)                                                                     (1,406,875)
     Class K ($0.02 per share)                                                                       (921,866)
     Class R ($0.02 per share)                                                                       (417,854)
     Class Y ($0.02 per share)                                                                     (8,172,189)

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------
                                        Six Months       Six Months
                                        Ended            Ended
                                        3/31/19          3/31/19           Year Ended        Year Ended
                                        Shares           Amount            9/30/18           9/30/18
                                        (unaudited)      (unaudited)       Shares            Amount
--------------------------------------------------------------------------------------------------------------
Class A
Shares sold                               6,974,721      $  72,346,604       20,588,895      $   217,841,959
Reinvestment of distributions             1,000,961         10,391,227        2,381,994           25,283,508
Less shares repurchased                 (16,558,364)      (171,352,353)     (36,238,707)        (383,878,337)
--------------------------------------------------------------------------------------------------------------
     Net decrease                        (8,582,682)     $ (88,614,522)     (13,267,818)     $  (140,752,870)
==============================================================================================================
Class C
Shares sold                               1,703,956      $  17,290,409        4,124,090      $    42,889,385
Reinvestment of distributions               394,128          4,001,229        1,176,108           12,215,766
Less shares repurchased                 (10,302,801)      (104,434,578)     (25,507,624)        (263,490,593)
--------------------------------------------------------------------------------------------------------------
     Net decrease                        (8,204,717)     $ (83,142,940)     (20,207,426)     $  (208,385,442)
==============================================================================================================
Class K
Shares sold                               9,461,739      $  98,338,250       10,726,901      $   114,565,490
Reinvestment of distributions               500,955          5,210,358          915,997            9,728,486
Less shares repurchased                  (8,716,125)       (90,326,553)     (12,272,316)        (130,259,161)
--------------------------------------------------------------------------------------------------------------
     Net increase (decrease)              1,246,569      $  13,222,055         (629,418)     $    (5,965,185)
==============================================================================================================
Class R
Shares sold                               1,273,978      $  13,407,699        3,090,429      $    33,530,604
Reinvestment of distributions               176,560          1,862,595          415,178            4,478,817
Less shares repurchased                  (4,122,903)       (43,359,139)      (7,952,799)         (86,275,200)
--------------------------------------------------------------------------------------------------------------
     Net decrease                        (2,672,365)     $ (28,088,845)      (4,447,192)     $   (48,265,779)
==============================================================================================================
Class Y
Shares sold                              33,879,218      $ 351,124,371       86,247,740      $   918,479,640
Reinvestment of distributions             3,830,398         39,734,575        9,151,383           97,074,075
Less shares repurchased                 (73,817,563)      (762,548,489)    (116,469,869)      (1,230,787,178)
--------------------------------------------------------------------------------------------------------------
     Net decrease                       (36,107,947)     $(371,689,543)     (21,070,746)     $  (215,233,463)
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 85

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended        Year        Year          Year          Year          Year
                                                      3/31/19      Ended       Ended         Ended         Ended         Ended
                                                      (unaudited)  9/30/18     9/30/17       9/30/16*      9/30/15*      9/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                  $  10.42     $  10.82    $    10.76    $    10.36    $    11.02    $    10.92
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                        $   0.17(a)  $   0.35(a) $     0.37(a) $     0.40(a) $     0.35(a) $     0.44
  Net realized and unrealized gain (loss) on
  investments                                             0.14        (0.42)         0.04          0.36         (0.47)         0.26
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $   0.31     $  (0.07)   $     0.41    $     0.76    $    (0.12)   $     0.70
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                               $  (0.16)    $  (0.31)   $    (0.33)   $    (0.36)   $    (0.39)   $    (0.44)
  Net realized gain                                         --           --            --            --         (0.15)        (0.16)
  Tax return of capital                                     --        (0.02)        (0.02)           --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $  (0.16)    $  (0.33)   $    (0.35)   $    (0.36)   $    (0.54)   $    (0.60)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $   0.15     $  (0.40)   $     0.06    $     0.40    $    (0.66)   $     0.10
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.57     $  10.42    $    10.82    $    10.76    $    10.36    $    11.02
====================================================================================================================================
Total return (b)                                          2.98%(c)    (0.67)%        3.90%         7.50%        (1.20)%        6.54%
Ratio of net expenses to average net assets               1.06%(d)     1.03%         1.06%         1.04%         1.05%         1.03%
Ratio of net investment income (loss) to average
  net assets                                              3.37%(d)     3.28%         3.41%         3.80%         3.31%         3.99%
Portfolio turnover rate                                     22%(c)       44%           52%           43%           62%           70%
Net assets, end of period (in thousands)              $783,275     $861,517    $1,038,090    $1,289,783    $1,382,327    $1,521,651
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended        Year        Year        Year        Year          Year
                                                          3/31/19      Ended       Ended       Ended       Ended         Ended
                                                          (unaudited)  9/30/18     9/30/17     9/30/16*    9/30/15*      9/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                      $  10.20     $  10.59    $  10.53    $  10.13    $    10.78    $    10.69
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $   0.14(a)  $   0.27(a) $   0.29(a) $   0.32(a) $     0.28(a) $     0.35
  Net realized and unrealized gain (loss)
  on investments                                              0.12        (0.41)       0.04        0.36         (0.47)         0.25
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $   0.26     $  (0.14)   $   0.33    $   0.68    $    (0.19)   $     0.60
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                   $  (0.12)    $  (0.23)   $  (0.25)   $  (0.28)   $    (0.31)   $    (0.35)
  Net realized gain                                             --           --          --          --         (0.15)        (0.16)
  Tax return of capital                                         --        (0.02)      (0.02)         --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $  (0.12)    $  (0.25)   $  (0.27)   $  (0.28)   $    (0.46)   $    (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $   0.14     $  (0.39)   $   0.06    $   0.40    $    (0.65)   $     0.09
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  10.34     $  10.20    $  10.59    $  10.53    $    10.13    $    10.78
====================================================================================================================================
Total return (b)                                              2.59%(c)    (1.30)%      3.23%       6.88%        (1.90)%        5.76%
Ratio of net expenses to average net assets                   1.71%(d)     1.69%       1.72%       1.72%         1.72%         1.73%
Ratio of net investment income (loss) to average
  net assets                                                  2.72%(d)     2.62%       2.75%       3.12%         2.63%         3.30%
Portfolio turnover rate                                         22%(c)       44%         52%         43%           62%           70%
Net assets, end of period (in thousands)                  $387,892     $466,033    $697,820    $913,048    $1,026,245    $1,165,468
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 87

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year        Year        Year         Year        Year
                                                            3/31/19      Ended       Ended       Ended        Ended       Ended
                                                            (unaudited)  9/30/18     9/30/17     9/30/16*     9/30/15*    9/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                        $  10.44     $  10.84    $  10.78    $   10.38    $  11.03    $  10.94
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                              $   0.20(a)  $   0.39(a) $   0.41(a) $    0.44(a) $   0.40(a) $   0.48
  Net realized and unrealized gain (loss)
  on investments                                                0.13        (0.41)       0.05         0.37       (0.47)       0.25
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.33     $  (0.02)   $   0.46    $    0.81    $  (0.07)   $   0.73
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                     $  (0.18)    $  (0.36)   $  (0.38)   $   (0.41)   $  (0.43)   $  (0.48)
  Net realized gain                                               --           --          --           --       (0.15)      (0.16)
  Tax return of capital                                           --        (0.02)      (0.02)          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $  (0.18)    $  (0.38)   $  (0.40)   $   (0.41)   $  (0.58)   $  (0.64)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.15     $  (0.40)   $   0.06    $    0.40    $  (0.65)   $   0.09
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  10.59     $  10.44    $  10.84    $   10.78    $  10.38    $  11.03
====================================================================================================================================
Total return (b)                                                3.19%(c)    (0.23)%      4.36%        7.96%      (0.69)%      6.87%
Ratio of net expenses to average net assets                     0.62%(d)     0.62%       0.62%        0.62%       0.61%       0.62%
Ratio of net investment income (loss) to average
  net assets                                                    3.80%(d)     3.70%       3.83%        4.20%       3.75%       4.37%
Portfolio turnover rate                                           22%(c)       44%         52%          43%         62%         70%
Net assets, end of period (in thousands)                    $398,186     $379,474    $400,888    $ 267,495    $200,927    $129,110
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year        Year        Year        Year
                                                             3/31/19      Ended       Ended       Ended       Ended       Ended
                                                             (unaudited)  9/30/18     9/30/17     9/30/16*    9/30/15*    9/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $  10.59     $  11.00    $  10.93    $  10.52    $  11.19    $  11.10
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $   0.16(a)  $   0.32(a) $   0.33(a) $   0.37(a) $   0.32(a) $   0.40
  Net realized and unrealized gain (loss) on investments         0.14        (0.43)       0.05        0.37       (0.48)       0.26
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.30     $  (0.11)   $   0.38    $   0.74    $  (0.16)   $   0.66
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                      $  (0.14)    $  (0.28)   $  (0.29)   $  (0.33)   $  (0.36)   $  (0.41)
  Net realized gain                                                --           --          --          --       (0.15)      (0.16)
  Tax return of capital                                            --        (0.02)      (0.02)         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.14)    $  (0.30)   $  (0.31)   $  (0.33)   $  (0.51)   $  (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.16     $  (0.41)   $   0.07    $   0.41    $  (0.67)   $   0.09
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.75     $  10.59    $  11.00    $  10.93    $  10.52    $  11.19
====================================================================================================================================
Total return (b)                                                 2.89%(c)    (1.02)%      3.57%       7.17%      (1.54)%      6.04%
Ratio of net expenses to average net assets                      1.36%(d)     1.34%       1.41%       1.35%       1.38%       1.42%
Ratio of net investment income (loss) to average
  net assets                                                     3.06%(d)     2.97%       3.05%       3.49%       2.98%       3.59%
Portfolio turnover rate                                            22%(c)       44%         52%         43%         62%         70%
Net assets, end of period (in thousands)                     $141,772     $168,043    $223,372    $232,545    $220,653    $203,529
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 89

------------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months
                                                  Ended          Year          Year          Year          Year          Year
                                                  3/31/19        Ended         Ended         Ended         Ended         Ended
                                                  (unaudited)    9/30/18       9/30/17       9/30/16*      9/30/15*      9/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period              $    10.42     $    10.82    $    10.76    $    10.36    $    11.01    $    10.92
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                    $     0.19(a)  $     0.38(a) $     0.40(a) $     0.43(a) $     0.39(a) $     0.47
  Net realized and unrealized gain (loss)
  on investments                                        0.13          (0.42)         0.05          0.36         (0.47)         0.25
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                      $     0.32     $    (0.04)   $     0.45    $     0.79    $    (0.08)   $     0.72
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                           $    (0.17)    $    (0.34)   $    (0.37)   $    (0.39)   $    (0.42)   $    (0.47)
  Net realized gain                                       --             --            --            --         (0.15)        (0.16)
  Tax return of capital                                   --          (0.02)        (0.02)           --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                               $    (0.17)    $    (0.36)   $    (0.39)   $    (0.39)   $    (0.57)   $    (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $     0.15     $    (0.40)   $     0.06    $     0.40    $    (0.65)   $     0.09
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    10.57     $    10.42    $    10.82    $    10.76    $    10.36    $    11.01
====================================================================================================================================
Total return (b)                                        3.14%(c)      (0.34)%        4.23%         7.84%        (0.81)%        6.78%
Ratio of net expenses to average net assets             0.74%(d)       0.72%         0.74%         0.73%         0.73%         0.73%
Ratio of net investment income (loss) to average
  net assets                                            3.69%(d)       3.60%         3.72%         4.11%         3.62%         4.27%
Portfolio turnover rate                                   22%(c)         44%           52%           43%           62%           70%
Net assets, end of period (in thousands)          $2,873,750     $3,208,774    $3,560,072    $3,512,802    $3,987,828    $4,105,600
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

Notes to Financial Statements | 3/31/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 91 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

92 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 93 pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At March 31, 2019, seven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.2% of net assets. The value of these fair valued securities was $10,620,518.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

94 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of March 31, 2019, the Fund had accrued $78,391 in reserve for repatriation taxes related to capital gains.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 95 purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                              $172,460,492
      Tax return of capital                                          13,063,521
      --------------------------------------------------------------------------
          Total                                                    $185,524,013
      ==========================================================================

The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Current year dividend payable                               $  (3,034,903)
      Capital loss carryforward                                     (18,321,137)
      Current year late year loss                                   (39,986,533)
      Net unrealized depreciation                                  (103,454,134)
      --------------------------------------------------------------------------
          Total                                                   $(164,796,707)
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on forward foreign currency contracts, futures contracts, credit default swaps, interest on defaulted bonds and interest accruals on preferred stock.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $25,250 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All

96 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 97

      These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics

98 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

      Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. There was no investment in Pioneer ILS Interval Fund at March 31, 2019.

I.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 99 recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the six months ended March 31, 2019, was $3,466,633. Open purchased options at March 31, 2019, are listed in the Fund's Schedule of Investments.

J.    Option Writing

      The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The average market value of written options for the six months ended March 31, 2019, was $(405,955). Open written options contracts at March 31, 2019, are listed in the Fund's Schedule of Investments.

100 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

K.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

      At March 31, 2019, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The amount of cash deposited with the broker as collateral at March 31, 2019, is recorded as "Forwards collateral" on the Statement of Assets and Liabilities.

      The average market value of forward foreign currency contracts open during the six months ended March 31, 2019, was $185,155,779. Open forward foreign currency contracts outstanding at March 31, 2019, are listed in the Schedule of Investments.

L.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 101 closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the six months ended March 31, 2019, was $(396,714,387). Open futures contracts outstanding at March 31, 2019, are listed in the Schedule of Investments.

M.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and

102 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

      Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at March 31, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the six months ended March 31, 2019, was $1,521,011. Open credit default swap contracts at March 31, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the six months ended March 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% (annualized) of the Fund's average daily net assets.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 103

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $364,628 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                $ 44,908
Class C                                                                  21,928
Class K                                                                   4,368
Class R                                                                   4,732
Class Y                                                                 116,392
--------------------------------------------------------------------------------
 Total                                                                 $192,328
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $97,375 in distribution fees payable to the Distributor at March 31, 2019.

104 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2019, CDSCs in the amount of $6,743 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the six months ended March 31, 2019, the average daily amount of borrowings outstanding during the period was $13,690,000. The related weighted average annualized interest rate for the period was 3.18%, and the total interest expense on such borrowings was $21,636, which is shown as Interest expense, located on the Statement of Operations.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 105

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

106 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2019.

-------------------------------------------------------------------------------------------------------------
                              Derivative
                              Assets
                              Subject to        Derivatives    Non-Cash        Cash            Net Amount
                              Master Netting    Available      Collateral      Collateral      of Derivative
Counterparty                  Agreement         for Offset     Received (a)    Received (a)    Assets (b)
-------------------------------------------------------------------------------------------------------------
Bank of America NA            $4,524,079        $(102,720)     $(1,867,968)    $      --       $2,553,391
Brown Brothers
 Harriman & Co.                       --*              --               --            --               --*
Citibank NA                      406,022         (259,610)              --      (146,412)              --
Goldman Sachs
 International                    38,082          (38,082)              --            --               --
JPMorgan Chase
 Bank NA                         228,522               --               --      (228,522)              --
Morgan Stanley & Co.             539,805               --               --            --          539,805
Societe Generale SA               10,344               --               --            --           10,344
State Street
 Bank & Trust Co.                  1,163           (1,163)              --            --               --
-------------------------------------------------------------------------------------------------------------
 Total                        $5,748,017        $(401,575)     $(1,867,968)    $(374,934)      $3,103,540
=============================================================================================================

----------------------------------------------------------------------------------------------------------------
                            Derivative
                            Liabilities
                            Subject to          Derivatives      Non-Cash        Cash           Net Amount
                            Master Netting      Available        Collateral      Collateral     of Derivative
Counterparty                Agreement           for Offset       Pledged (a)     Pledged (a)    Liabilities (c)
----------------------------------------------------------------------------------------------------------------
Bank of America NA          $  102,720          $(102,720)       $ --            $      --      $       --
Brown Brothers
 Harriman & Co.                     --                 --          --                   --              --
Citibank NA                    259,610           (259,610)         --                   --              --
Goldman Sachs
 International                 669,624            (38,082)         --             (590,000)         41,542
JPMorgan Chase
 Bank NA                            --                 --          --                   --              --
Morgan Stanley & Co.                --                 --          --                   --              --
Societe Generale SA                 --                 --          --                   --              --
State Street
 Bank & Trust Co.            1,067,678             (1,163)         --                   --       1,066,515
----------------------------------------------------------------------------------------------------------------
 Total                      $2,099,632          $(401,575)       $ --            $(590,000)     $1,108,057
================================================================================================================

*     Includes securities that are valued at $0.

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 107

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2019 was as follows:

---------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                                      Foreign
                                         Interest       Credit        Exchange      Equity    Commodity
                                         Rate Risk      Risk          Rate Risk     Risk      Risk
---------------------------------------------------------------------------------------------------------
Assets
 Options purchased*                      $        --    $       --    $4,524,079    $ --**    $ --
 Swap contracts, at value                         --     8,572,464            --      --        --
---------------------------------------------------------------------------------------------------------
  Total Value                            $        --    $8,572,464    $4,524,079    $ --**    $ --
=========================================================================================================
Liabilities
 Written options
  outstanding                            $        --    $       --    $   70,726    $ --      $ --
 Net unrealized
  depreciation on
  forward foreign
  currency contracts                              --            --     1,573,295      --        --
 Net unrealized depreciation
  on futures contracts                     8,013,696            --            --      --        --
---------------------------------------------------------------------------------------------------------
  Total Value                            $ 8,013,696    $       --    $1,644,021    $ --      $ --
=========================================================================================================

* Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.

**    Includes securities that are valued at $0.

108 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2019 was as follows:

---------------------------------------------------------------------------------------------------------
Statement of Operations
                                                                    Foreign
                                     Interest         Credit        Exchange         Equity    Commodity
                                     Rate Risk        Risk          Rate Risk        Risk      Risk
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Forward foreign
  currency contracts                 $         --     $       --    $(10,190,734)    $ --      $ --
 Futures contracts                     (1,641,815)            --              --       --        --
 Swap contracts                                --      5,463,022              --       --        --
---------------------------------------------------------------------------------------------------------
  Total Value                        $ (1,641,815)    $5,463,022    $(10,190,734)    $ --      $ --
=========================================================================================================
Change in net unrealized
 appreciation
 (depreciation) on:
 Options purchased*                  $         --     $       --    $  1,607,504     $ --      $ --
 Written options
  outstanding                                  --             --       1,373,714       --        --
 Forward foreign
  currency contracts                           --             --         501,878       --        --
 Futures contracts                    (17,833,301)            --              --       --        --
 Swap contracts                                --      3,021,271              --       --        --
---------------------------------------------------------------------------------------------------------
  Total Value                        $(17,833,301)    $3,021,271    $  3,483,096     $ --      $ --
=========================================================================================================

* Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 109

Trustees, Officers and Service Providers

Trustees                                  Officers
Thomas J. Perna, Chairman                 Lisa M. Jones, President and
David R. Bock                               Chief Executive Officer
Benjamin M. Friedman                      Mark E. Bradley, Treasurer and
Margaret B.W. Graham                        Chief Financial Officer
Lisa M. Jones                             Christopher J. Kelley, Secretary and
Lorraine H. Monchak                         Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareholder Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

110 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

                          This page is for your notes.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 111

                          This page is for your notes.

112 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

                          This page is for your notes.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 113

                          This page is for your notes.

114 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

                          This page is for your notes.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19 115

                          This page is for your notes.

116 Pioneer Strategic Income Fund | Semiannual Report | 3/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19207-14-0519


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/a


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 3, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 3, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 3, 2019

* Print the name and title of each signing officer under his or her signature.